File No. 333-153518

FORM N-14

As filed with the Securities and Exchange Commission on October 28, 2008

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

SELIGMAN MUNICIPAL FUND SERIES, INC.

(Exact Name of Registrant as Specified in Charter)

100 Park Avenue

New York, New York 10017

(Address of Principal Executive Offices) (Zip Code)

(212) 850-1864 or (800) 221-2450

(Registrant’s Area Code and Telephone Number)

Lawrence P. Vogel, Treasurer

100 Park Avenue

New York, New York 10017

(Name and Address of Agent for Service)

With a copy to:

Donald R. Crawshaw, Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, NY 10004

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

Title of Securities Being Registered: Class A Common Stock of the National Municipal Class of Seligman Municipal Fund Series, Inc., $0.001 par value per share.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

SELIGMAN

SELECT MUNICIPAL

FUND, INC.

Notice of Special Meeting of Stockholders and Proxy Statement

Time:	December 18, 2008
10:00 A.M.

Place:	Offices of Sullivan & Cromwell LLP
375 Park Avenue
New York, New York 10152

Please authorize your proxy by telephone, by the Internet, or by mailing the enclosed Proxy Card in the enclosed return envelope which requires no postage if mailed in the United States.

Seligman Select Municipal Fund, Inc.

100 Park Avenue, New York, New York 10017

New York City Telephone (212) 850-1864

Toll-Free Telephone (800) 221-2450

Notice of Special Meeting of Stockholders

to be held on December 18, 2008

October 28, 2008

To the Stockholders:

A special meeting of stockholders (the “Meeting”) of Seligman Select Municipal Fund, Inc., a Maryland corporation (the “Corporation”), will be held at the offices of Sullivan & Cromwell LLP, 375 Park Avenue, New York, New York 10152, on December 18, 2008, at 10:00 a.m. (local time), for the following purposes:

1.	To consider and vote on a proposal to approve the Agreement and Plan of Merger and Liquidation (the “Plan”) described in the attached proxy statement/prospectus (the “Proxy Statement/Prospectus”), the merger and the other transactions contemplated by the Plan;

2.	To consider and vote upon the proposed Investment Management Services Agreement between the Corporation and RiverSource Investments, LLC (“RiverSource”); and

3.	To elect directors to the Board of Directors of the Corporation, (i) four of which to hold office until the 2009 annual meeting of stockholders, (ii) two of which to hold office until the 2010 annual meeting of stockholders and (iii) four of which to hold office until the 2011 annual meeting of stockholders, and until their successors are elected and qualify;

all as more fully set forth in the Proxy Statement/Prospectus. To enter the Meeting, you will need proof of ownership of shares of the Corporation, such as your proxy (or a copy thereof) or, if your shares are held in street name, a proxy from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the Corporation.

The Corporation intends to redeem all of the outstanding shares of its preferred stock before the merger contemplated by the Plan takes place. In addition, if the other conditions to completion of the merger and other transactions contemplated by the Plan (the merger and such other transactions, the “Acquisition”) are satisfied or waived, holders of the Corporation’s common stock will receive a number of shares of Class A common stock of National Municipal Class (“National Fund”), a class of Seligman Municipal Fund Series, Inc., with an aggregate net asset value that is equal to the aggregate net asset value of their shares of the Corporation’s common stock and National Fund will acquire all of the Corporation’s assets and liabilities. The shares of Class A common stock of National Fund that holders of the Corporation’s common stock will receive upon closing of the Acquisition will be subject to a redemption fee of 2% for a period of one year following the closing date.

There are several conditions to the closing of the Acquisition, including the approval by National Fund’s shareholders of a new investment management services agreement with RiverSource in respect of National Fund. The effectiveness of the Investment Management Services Agreement contemplated by Proposal 2 and the election of directors pursuant to Proposal 3 is contingent on the completion of the acquisition of the Corporation’s manager, J. & W. Seligman & Co. Incorporated (the “Manager”) by RiverSource, as described in the accompanying Proxy Statement/Prospectus. The terms of office of the nominees proposed for election as directors pursuant to Proposal 3, if elected, will commence at the closing of the acquisition of the Manager by RiverSource. It is currently anticipated that the Acquisition, if approved by stockholders, will be completed after the closing of the acquisition of the Manager by RiverSource.

The close of business on October 24, 2008 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

THAT YOU VOTE FOR ALL PROPOSALS.

Your vote is important, regardless of the number of shares that you own. You can authorize proxies to cast your votes at the Meeting easily and quickly by mail, by telephone, or via the internet or you may vote in person at the Meeting. A self-addressed, postage-paid envelope has been enclosed for your convenience. Please help avoid the expense of a follow-up mailing by submitting your proxy today.

We appreciate your participation and prompt response in these matters and thank you for your continued support.

If you have any questions or need additional information, please contact Georgeson Inc., the Corporation’s proxy solicitors, at 199 Water Street, New York, New York 10038, or by telephone at 1-866-482-5164.

By order of the Board of Directors,

Paul B. Goucher

Secretary

Dated: New York, New York, October 28, 2008

Important Information to Help You Understand and Vote on the Proposals

You are receiving the enclosed Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”) and the enclosed proxy card (the “Proxy Card”) because you own shares of common stock, par value $.01 per share (the “common stock”), Municipal Income Preferred Shares, Series A, par value $.01 per share (the “Series A Preferred Stock”), or Municipal Income Preferred Shares, Series B par value $.01 per share (the “Series B Preferred Stock” and, together with the Series A Preferred Stock, the “Preferred Stock”), of Seligman Select Municipal Fund, Inc., a Maryland corporation (the “Corporation”), and have the right to vote on these important proposals concerning your investment. The following questions and answers provide an overview of the matters on which you are being asked to vote. The enclosed Proxy Statement/Prospectus contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL AND NOMINEE DESCRIBED IN THE ENCLOSED PROXY STATEMENT/PROSPECTUS.

Questions and Answers

Q.	What is happening with respect to the acquisition of the Corporation’s assets and liabilities?

A.	Under the Agreement and Plan of Merger and Liquidation attached hereto as Annex A (the “Plan”), the National Municipal Class (“National Fund” and together with the Corporation, the “Funds”) of Seligman Municipal Fund Series, Inc. (“Municipal Fund Series”) will, as a result of the merger (the “Merger”) and the other transactions contemplated by the Plan and described below, acquire all of the assets and liabilities of the Corporation in a tax-free exchange of shares for Federal income tax purposes (the Merger and the other transactions contemplated by the Plan, the “Acquisition”). In the Merger, the Corporation will merge with and into Select Acquisition LLC, a Maryland limited liability company (the “Acquisition Subsidiary”), to be formed as a wholly owned subsidiary of National Fund. Immediately following the Merger, the Acquisition Subsidiary will liquidate and dissolve, and distribute all of its assets to National Fund, and National Fund will assume all of its liabilities. As a condition to the Acquisition, the Corporation must first redeem all of its outstanding shares of Series A and Series B Preferred Stock. If the Plan and the Acquisition are approved and the Acquisition is completed, each share of the Corporation’s common stock will be converted into and exchanged for the right to receive a number of full and fractional shares of Class A common stock (“Class A shares”) of National Fund with an aggregate net asset value (“NAV”) that is equal to the aggregate NAV of their shares of the Corporation’s common stock. Approval of the Plan or the Acquisition by stockholders of National Fund is not required.

You are being asked to approve the Plan, the Merger and the other transactions contemplated by the Plan (Proposal 1).

National Fund and the Corporation are managed by J. & W. Seligman & Co. Incorporated (the “Manager” or “Seligman”). The stockholders of the Manager have agreed to sell their outstanding stock to RiverSource Investments, LLC (“RiverSource”), a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”). Consummation of that transaction will cause the current management agreement between the Manager and the Corporation to terminate. While the Acquisition is NOT contingent on the completion of the sale of the Manager to RiverSource, the

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approval by stockholders of National Fund of a proposed new investment management services agreement with RiverSource in respect of National Fund is a condition of closing the Acquisition. A special meeting of the stockholders of National Fund to consider and approve the investment management services agreement with RiverSource is currently scheduled to be held on November 3, 2008.

Q.	What are the differences between the Corporation and National Fund?

A.	The investment objectives of the Corporation and National Fund are very similar, although worded slightly differently. The Corporation’s investment objective is to provide stockholders with a high level of current income exempt from federal income taxes consistent with the preservation of capital and with consideration given to opportunities for capital gain. National Fund’s investment objective is to seek to maximize income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain. The Corporation and National Fund are managed in a very similar manner by the same team of portfolio managers.

However, unlike the Corporation, which is a leveraged closed-end fund, National Fund is an open-end fund that does not utilize leverage. The leverage provided by the outstanding Preferred Stock of the Corporation may provide benefits to common stockholders that are not available to stockholders of National Fund. As a closed-end fund, shares of the Corporation’s common stock generally trade in the market at prices other than NAV. Shares of National Fund are generally redeemable at NAV (subject to the temporary 2% fee imposed on redemptions within one year of the closing of the Acquisition by former stockholders of the Corporation) and will therefore be worth less than shares that may be sold in the open market at a premium but more than shares that may be sold at a discount (for the one-year period the redemption fee applies, a discount greater than 2%). Shares of the Corporation have historically traded at a discount to NAV.

Q.	Will the fees assessed to stockholders increase?

A.	The Corporation’s management fee rate is currently 0.05% higher than the fee rate paid by National Fund. Both fee rates are computed based on average daily net assets, but the Corporation’s fee is also assessed on the assets supported by the Preferred Stock. Unlike the Corporation, Class A shares of National Fund bear a distribution fee of up to 0.25% per annum (currently assessed at 0.10%). The Corporation, as a closed-end fund, is neither subject to a 12b-1 plan nor pays a distribution fee. Holders of the Corporation’s common stock are expected to pay a slightly lower expense ratio (when adjusted for the redemption of the outstanding Preferred Stock of the Corporation) when they become holders of Class A shares of National Fund. The Corporation does not currently plan to redeem the Preferred Stock other than in connection with the Acquisition although it continues to monitor market conditions and retains its rights to redeem the Preferred Stock in accordance with their terms. The expense ratio of National Fund is subject to change depending on, among other things, the level of redemptions following the Acquisition.

Q.	What are the benefits of the Acquisition?

A.

The investment portfolios of each of the Corporation and National Fund are managed very similarly by the same portfolio managers and investment team and the portfolio composition of the Corporation and National Fund are very similar in terms of quality. Additionally, the Corporation’s stockholders will exchange their shares of common stock at NAV for Class A shares of National Fund, thereby eliminating the discount between the Corporation’s recent market trading prices and its NAV per share, subject to the one year 2% redemption fee described herein. The following pages give you additional information on the proposed Acquisition.

Q.	Will I incur taxes as a result of the Acquisition?

A.

For Federal income tax purposes, no gain or loss will be recognized by the stockholders of the Corporation as a result of the Acquisition. For a more detailed discussion of the Federal income tax consequences, see page 36 under “Tax Considerations.” It is expected that a distribution of net capital gains will be made by the Corporation shortly prior to the completion of the Acquisition.

Q.	What happens if the Plan is not approved?

A.	If Proposal 1 is not approved, you will continue to be a stockholder of the Corporation and the Board of Directors will consider other possible courses of action, including resubmitting the Plan and the Acquisition to stockholders. Proposals 2 and the election of the nominees for election as directors of the Corporation (the “Nominees”) (Proposal 3) are not contingent on approval of Proposal 1 and will not be affected if stockholders do not approve Proposal 1. Proposal 1 is not contingent on the approval of Proposal 2 or the election of Nominees.

Q.	What is happening with respect to the Corporation’s management agreement?

A.	RiverSource recently entered into a stock purchase agreement (the “Stock Purchase Agreement”) with the stockholders of the Manager. Under the Stock Purchase Agreement, RiverSource will acquire all of the outstanding capital stock of the Manager (the “RiverSource Transaction”). RiverSource and the Manager anticipate that the RiverSource Transaction will be completed in the fourth quarter of 2008 (the “RiverSource Closing”). It is currently anticipated that the RiverSource Closing would occur prior to the Acquisition.

If and when the RiverSource Closing occurs, the Corporation’s management agreement with the Manager will terminate, and, subject to approval of the Corporation’s stockholders, the Corporation will enter into a new investment management services agreement with RiverSource (the “Proposed Advisory Agreement”). Eight of the current directors (the “Directors”) of the Corporation have indicated that, if the RiverSource Closing occurs, they will resign in order to facilitate the oversight of the Corporation by the same board of directors or trustees that currently oversees other funds advised by RiverSource, as those Directors believe that the interests of the Corporation and its stockholders would most efficiently and effectively be represented by a single board that is familiar with RiverSource and with the management and operation of other funds advised by RiverSource. The two remaining Directors are expected to continue to serve as directors of the Corporation, and to serve on the boards of the funds advised by RiverSource. The Proxy Statement/Prospectus provides additional information about the matters on which the Board is soliciting your vote – the Proposed Advisory Agreement and the nominees for election as directors of the Corporation (the “Nominees”). As explained in the Proxy Statement/Prospectus, if approved by stockholders, the effectiveness of Proposals 2 and the election of each Nominee (Proposal 3) is contingent upon the RiverSource Closing.

Q.	Why am I being asked to vote on a new investment management services agreement?

A.	If the RiverSource Transaction is completed, the Corporation’s current management agreement will terminate, and the Manager will no longer serve as the manager to the Corporation under that agreement.

Q.	Why am I being asked to elect new directors?

A.	In connection with the RiverSource Transaction, the Board of Directors has recommended that stockholders elect directors who are familiar with RiverSource and with the management and operation of other funds advised by RiverSource. The proposed nominees currently serve as directors and trustees of other funds advised by RiverSource. Two of the Corporation’s current Directors are expected to continue to serve as directors of the Corporation following the RiverSource Closing, and to serve on the boards of the other funds advised by RiverSource. If all of the proposed nominees are elected, the Board of Directors will consist of 12 directors. The election of the new directors is contingent upon the RiverSource Closing being completed.

Q.	How will the RiverSource Transaction affect me as a stockholder?

A.	The fees currently payable by the Corporation in respect of investment advisory and administrative services, as a percentage of net assets, will remain the same. However, while the Corporation’s current management agreement provides for both investment advisory and administrative services, following the completion of the RiverSource Transaction, administrative services will be provided without charge by Ameriprise under a separate administrative services agreement, rather than by RiverSource under the Proposed Advisory Agreement. The fees under the administrative services agreement may be increased without stockholder approval, although RiverSource expects that any increase would be offset by a decrease in the fees payable under the Proposed Advisory Agreement. The other terms of the Proposed Advisory Agreement for the Corporation are generally similar to those of the Corporation’s current management agreement, as discussed in greater detail in the Proxy Statement/Prospectus under “Proposal 2.”

If Proposal 1 is approved and the Acquisition is completed, holders of the Corporation’s common stock will become holders of Class A shares of National Fund.

Q.	How does the Corporation’s Board recommend that I vote?

A.	The Corporation’s Board recommends that you vote FOR Proposals 1 and 2 and FOR the election of each Nominee pursuant to Proposal 3.

Q.	Will the Corporation pay for this proxy solicitation?

A.	No. RiverSource will bear these costs.

Q.	How do I cast my votes?

A.	For your convenience, there are several ways you can authorize proxies to cast your votes on your behalf at the special meeting of the stockholders on December 18, 2008 (the “Meeting”):

By Mail: Complete, sign and return the enclosed Proxy Card(s) in the enclosed self-addressed, postage-paid envelope.

By Telephone: Call the toll-free number printed on the enclosed Proxy Card(s) and follow the directions, as prompted.

By Internet: Access the website address printed on the enclosed Proxy Card(s) and follow the directions on the website.

In Person: Attend the stockholder meeting as described in the enclosed Proxy Statement/Prospectus. To enter the Meeting, you will need proof of ownership of the Corporation’s stock, such as your proxy (or a copy thereof) or, if your stock is held in street name, a proxy from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the Corporation’s stock.

Q.	Whom should I call for additional information about the enclosed Proxy Statement/Prospectus?

A.	If you have any questions or need additional information, please contact Georgeson Inc., the Corporation’s proxy solicitors, at 199 Water Street, New York, New York 10038, or by telephone at 1-866-482-5164.

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Seligman Select Municipal Fund, Inc.

100 Park Avenue, New York, New York 10017

PROXY STATEMENT/PROSPECTUS

Special Meeting of Stockholders to be held on December 18, 2008

This Proxy Statement/Prospectus is furnished to you in connection with the solicitation of proxies by the Board of Directors of the Corporation, to be used at the special meeting of stockholders (the “Meeting”) to be held at the offices of Sullivan & Cromwell LLP, 375 Park Avenue, New York, New York 10152 on December 18, 2008 at 10:00 a.m. (local time). It is expected that the notice of special meeting, Proxy Statement/Prospectus and form of proxy will first be mailed to stockholders on or about October 28, 2008.

If you properly authorize your proxy by the Internet or telephonically, or by executing and returning the enclosed proxy card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting, and any postponement or adjournment thereof. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your votes will be cast (i) FOR the approval of the Plan, the Merger and the other transactions contemplated by the Plan (Proposal 1); (ii) FOR the approval of the Proposed Advisory Agreement (Proposal 2) and (iii) FOR the election of each of the Nominees, who are named in this Proxy Statement/Prospectus, to the Board of Directors of the Corporation (the “Board”) (Proposal 3). Your votes will be cast in the discretion of the proxy holders on any other matter that may properly have come before the Meeting and any postponement or adjournment thereof, including, but not limited to, proposing and/or voting on the adjournment or postponement of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any Board proposal are not received. If approved by stockholders, the effectiveness of Proposal 2 and the election of each Nominee is contingent upon the RiverSource Closing. See “General Overview – Conditions to Closing and Effectiveness of the Proposals.”

If you execute, date and submit a proxy card, you may revoke that proxy or change it by written notice to the Corporation (Attention: Secretary) at 100 Park Avenue, New York, New York 10017, by submitting a subsequently executed and dated proxy card, by authorizing your proxy by telephone or Internet on a later date, or by attending the Meeting and casting your vote in person. If you authorize your proxy by telephone or through the Internet, you may revoke it by authorizing a subsequent proxy by telephone or Internet, by completing, signing and returning a proxy card dated as of a date that is later than your last telephone or Internet proxy authorization or by attending the Meeting and casting your vote in person. Attending the Meeting will not automatically revoke your prior proxy.

The close of business on October 24, 2008 has been fixed as the Record Date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. On that date, the Corporation had outstanding 375 shares of Series A Preferred Stock, 375 shares of Series B Preferred Stock and 13,282,537 shares of common stock.

Each share of Preferred Stock and each share of common stock outstanding on the Record Date entitle the holder to cast one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast. Abstentions and broker non-votes, if any, will be considered present for the purpose of determining the presence of a quorum. Abstentions and broker non-votes, if any, with respect to Proposal 1, 2 or 3 will have the same effect as a vote against that proposal except that abstentions and broker non-votes will have no effect on the election of the Nominees for election by the holders of the Preferred Stock voting as a separate class.

Shares of the Corporation’s Preferred Stock held in “street name” may be voted under certain conditions by broker-dealer firms with respect to each of the proposals if no instructions are received prior to the Meeting. These conditions include (i) at least 30% of the shares of the Preferred Stock outstanding have been voted by the holders of the Preferred Stock (ii) less than 10% of the Corporation’s common stock outstanding have been voted against the relevant proposal and (iii) holders of the Corporation’s common stock have voted to approve the relevant proposal. In such instances, the broker-dealer firm may vote the shares of the Preferred Stock with respect to Proposals 1, 2 and 3 in the same proportion, respectively, as the votes cast by all holders of the Preferred Stock who have voted on Proposals 1, 2 and 3.

The presence in person or by proxy of stockholders entitled to cast at least one-third of all the votes entitled to be cast on a matter at the Meeting shall constitute a quorum. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of any proposal (including the election of each of the Nominees) are not received and tabulated prior to the time the Meeting is called to order, the chairman of the Meeting may adjourn the Meeting with no notice other than an announcement at the Meeting and further solicitation may be made. If a vote to adjourn the Meeting with respect to one or more of the proposals is called, the votes of stockholders indicating a vote for, or silent with respect to, a Board proposal in their proxies will be cast for adjournment with respect to that proposal and votes of stockholders indicating a vote against such a proposal will be cast against adjournment or postponement with respect to that proposal.

The Corporation’s stockholder service agent is Seligman Data Corp. (“SDC”). The address of SDC is 100 Park Avenue, New York, New York 10017. The Corporation will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report to any stockholder upon request to SDC at 1-800-221-2450.

The Corporation’s manager is Seligman. The address of the Manager is 100 Park Avenue, New York, New York 10017. Information regarding the management fee paid by the Corporation to the Manager for the 2007 calendar year and the most recent semi-annual period is set out under the heading “Description of the Proposed Advisory Agreement and Current Management Agreement – Fees.” In addition to that fee, the Corporation was charged $187,571 for stockholder account services provided by SDC for the 2007 calendar year. Certain other investment companies managed by the Manager own SDC, and the Manager manages the business affairs of SDC, subject to oversight by the Corporation’s Board of Directors.

For information regarding the Manager’s directors and executive officers, see Appendix B.

If you have elected to receive one Proxy Statement/Prospectus for all accounts maintained by members of your household, the Corporation will deliver promptly upon written or oral request to SDC at the address or telephone number provided in the preceding paragraph, a separate copy of the Proxy Statement/Prospectus for a separate account. If you are currently receiving multiple copies of the Proxy Statement/Prospectus and wish, in the future, to receive only one copy for all accounts maintained by members of your household, please contact SDC.

GENERAL OVERVIEW

The Acquisition by National Fund

On September 3, 2008, the Board of Directors of the Corporation approved and adopted the Plan and approved the Acquisition, which would result in the acquisition of the assets and liabilities of the Corporation by National Fund as a result of the merger of the Corporation with and into the Acquisition Subsidiary and the immediate liquidation and dissolution of the Acquisition Subsidiary, including the distribution and acquisition of all such assets and liabilities to and by National Fund. Holders of the Corporation’s common stock will receive a number of Class A shares of National Fund with an aggregate net asset value that is equal to the aggregate net asset value of their shares of the Corporation’s common stock and therefore become stockholders of National Fund. National Fund has similar investment objectives and strategies as the Corporation, and the same portfolio management team. In addition, the Corporation intends to redeem all of the outstanding shares of Preferred Stock prior to the Merger.

Approval of the Plan or the Acquisition by stockholders of National Fund is not required. The Acquisition is subject to a number of conditions being satisfied or waived, including the approval by stockholders of National Fund of the proposed new investment management services agreement with RiverSource in respect of National Fund.

The RiverSource Transaction

RiverSource, a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise”), recently entered into a stock purchase agreement (the “Stock Purchase Agreement”) with the stockholders of the Manager, the Corporation’s manager. Under the Stock Purchase Agreement, RiverSource will acquire all of the outstanding capital stock of the Manager for an aggregate purchase price of approximately $440 million (the “RiverSource Transaction”). RiverSource and Seligman anticipate that the RiverSource Transaction will be completed in the fourth quarter of 2008 (the “RiverSource Closing”).

RiverSource, Ameriprise and Seligman advised the Corporation’s Board that they believe that the combination of RiverSource and Seligman will result in significant benefits to the Corporation, including: greater resources to attract and retain high quality investment personnel; greater depth and breadth of investment management capabilities; a continued high level of service to the Corporation; and the potential for realization of economies of scale over time since the Corporation will be part of a much larger fund complex.

If and when the RiverSource Transaction is completed, the Corporation’s current management agreement (the “Current Management Agreement”) with Seligman will terminate, and, subject to approval by the Corporation’s stockholders, the Corporation will enter into a new investment management services agreement with RiverSource (the “Proposed Advisory Agreement”). Eight of the current directors (the “Directors”) of the Corporation have indicated that, if the RiverSource Closing occurs, they will resign in order to facilitate the oversight of the Corporation by the same board of directors or trustees that currently oversees other funds advised by RiverSource, as they believe that the interests of the Corporation and its stockholders would most efficiently and effectively be represented by a single board that is familiar with RiverSource and with the management and operation of other funds advised by RiverSource. The two remaining Directors, Leroy C. Richie and John F. Maher, are expected to continue to serve as directors of the Corporation, and to join the boards of the other funds advised by RiverSource.

The Directors have approved an interim investment management services agreement for the Corporation with RiverSource, which would be effective at the RiverSource Closing if the Proposed Advisory Agreement has not been approved by stockholders prior to the RiverSource Closing. Under the interim investment management services agreement, RiverSource would serve as investment adviser to the Corporation for up to 150 days following the RiverSource Closing. The terms of this interim agreement are substantially the same as the Proposed Advisory Agreement, except to the extent required by law. The provisions required by law include a requirement that fees payable under the interim agreement will be paid into an escrow account and, if the Corporation’s stockholders approve an advisory agreement by the end of the 150-day period, the compensation (plus interest) payable under that agreement will be paid to RiverSource, and if such an agreement is not so approved, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be so paid.

Conditions to Closing and Effectiveness of the Proposals

If Proposal 1 is approved by stockholders, the Acquisition will be subject to certain terms and conditions, including, among others, the redemption of all of the outstanding shares of Preferred Stock of the Corporation and the approval by National Fund’s stockholders of a new investment management services agreement with RiverSource in respect of National Fund. If Proposal 1 is approved by the Corporation’s stockholders but the other conditions of closing of the Acquisition are not satisfied or waived, the Acquisition will not be carried out.

If approved by stockholders, the effectiveness of Proposal 2 and the election of each Nominee (Proposal 3) is contingent upon the RiverSource Closing. The RiverSource Closing is subject to certain terms and conditions, including, among others: (1) RiverSource and Seligman obtaining any necessary governmental approvals; (2) a specified minimum level of annualized revenue being achieved; and (3) stockholders of open-end Seligman Funds equaling a percentage of annualized revenue of the open-end Seligman Funds approving the assignment of the management agreements with RiverSource in respect of those Seligman Funds.

No proposal is contingent on the approval by stockholders of the Corporation of any of the other proposals presented under this Proxy Statement/Prospectus.

Information Regarding RiverSource

RiverSource is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. RiverSource offers a full spectrum of investment products to domestic and international retail, business, and institutional investors. As of June 30, 2008, RiverSource had approximately $142 billion in assets under management. RiverSource currently manages 104 funds. RiverSource’s principal office address is 50605 Ameriprise Financial Center, Minneapolis, MN. For information regarding RiverSource’s directors and executive officers, see Appendix B.

Covenants Regarding Certain Legal Requirements Under the 1940 Act

RiverSource has made certain covenants in the Stock Purchase Agreement regarding compliance with Section 15(f) of the Investment Company Act of 1940 (the “1940 Act”), which, in pertinent part, provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with certain transactions, such as the RiverSource Transaction, involving an assignment of an investment management services agreement as long as two conditions are satisfied.

The first condition requires that no “unfair burden” be imposed on the investment company as a result of the RiverSource Transaction, or as a result of any express or implied terms, conditions or understandings applicable to the RiverSource Transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor investment adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary fees for principal underwriting services). No such compensation arrangements are contemplated in the RiverSource Transaction. RiverSource and Ameriprise have agreed to refrain from imposing or seeking to impose, for a period of two years after the RiverSource Closing, any “unfair burden” on the Corporation.

The second condition requires that, during the three-year period immediately following the closing of such transactions, at least 75% of the investment company’s board of directors or trustees must not be “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the investment adviser or predecessor investment adviser. The Board currently satisfies, and the Nominees (as hereinafter defined), if elected, would satisfy, such 75% requirement. RiverSource has agreed with Seligman to use its reasonable best efforts to ensure continued satisfaction of the 75% requirement for the three-year period following the RiverSource Closing.

WHERE YOU CAN FIND MORE INFORMATION

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about National Fund that you should know before investing. Accompanying this Proxy Statement/Prospectus as Appendix A is a form of the Plan for the proposed Acquisition.

The following documents, which contain important information regarding National Fund, are incorporated by reference into this Proxy Statement/Prospectus and accompany this Proxy Statement/Prospectus:

•	The Prospectus for Municipal Fund Series, dated February 1, 2008, as supplemented by two supplements dated April 1, 2008 and by supplements dated July 7, 2008, July 29, 2008 and September 3, 2008;

•	The Annual Report of Municipal Fund Series for the fiscal year ended September 30, 2007; and

•	The Mid-Year Report of Municipal Fund Series for the six months ended March 31, 2008.

The following documents, which contain important information regarding National Fund and the Corporation, are also incorporated by reference into this Proxy Statement/Prospectus and are available upon request without charge by writing to either of the Funds at the address listed on the cover page of this Proxy Statement/Prospectus or by calling (800) 221-2450:

•	The Statement of Additional Information, dated October 28, 2008, relating to this Proxy Statement/Prospectus;

•	The Statement of Additional Information for Municipal Fund Series, dated February 1, 2008, as supplemented by a supplement thereto dated May 15, 2008;

•	The Annual Report of the Corporation for the fiscal year ended December 31, 2007; and

•	The Mid-Year Report of the Corporation for the six months ended June 30, 2008.

National Fund and the Corporation are each subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and in accordance therewith file reports and other information including proxy material, reports and charter material. You can copy and review information about the Corporation and National Fund (including the Statement of Additional Information for Municipal Fund Series) at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN NATIONAL FUND OR THE CORPORATION IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PROPOSAL 1 – TO APPROVE THE AGREEMENT AND PLAN OF MERGER AND LIQUIDATION, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE PLAN

SUMMARY

THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT/ PROSPECTUS, THE PLAN (THE FORM OF WHICH IS ATTACHED AS APPENDIX A), THE PROSPECTUS OF NATIONAL FUND, AS SUPPLEMENTED, AND THE STATEMENT OF ADDITIONAL INFORMATION OF NATIONAL FUND, AS SUPPLEMENTED.

THE PROPOSED ACQUISITION. On September 3, 2008, the Board of Directors of the Corporation approved the Plan and the Acquisition, which would result in the acquisition of the assets and liabilities of the Corporation by National Fund, an open-end fund that is a series of Municipal Fund Series. The Plan contemplates the Merger, in which the Corporation will merge with and into the Acquisition Subsidiary, and the immediate liquidation and dissolution of the Acquisition Subsidiary, including the distribution of all the assets of the Acquisition Subsidiary to National Fund, and the assumption of all of the Acquisition Subsidiary’s liabilities by National Fund. Pursuant to the Plan, the Acquisition Subsidiary will be the surviving company in the Merger and, upon effectiveness of the Merger, the separate existence of the Corporation will cease and each share of the Corporation’s common stock will be converted into and exchanged for the right to receive a number of Class A shares of National Fund with an aggregate NAV that is equal to the aggregate NAV of their shares of the Corporation’s common stock. National Fund is a separate fund within the Seligman Group managed by the Manager, which also is the investment adviser of the Corporation.

The Acquisition is expected to be effective in the first quarter of 2009, assuming that stockholders approve Proposal 1 and all other conditions to the completion of the Acquisition have been satisfied or waived. As a result of the Acquisition, holders of the Corporation’s common stock will receive Class A shares of National Fund with an aggregate NAV equal to the NAV of their shares of the Corporation’s common stock, as of the close of business on the closing date of the Merger.

For the reasons set forth below under “Reasons for the Acquisition,” the Board of Directors of the Corporation, including the Directors who are not “interested persons,” as that term is defined in the 1940 Act, has unanimously concluded that the Plan and the Acquisition, including the Merger, would be advisable and in the best interests of the Corporation and its stockholders and that the interests of existing stockholders of the Corporation would not be diluted as a result of the Acquisition. The Board of Directors has therefore submitted the Plan, the Merger and the transactions contemplated by the Plan for approval by stockholders of the Corporation. The Board of Directors of Municipal Fund Series, including the Directors who are not “interested persons,” as that term is defined in the 1940 Act, has unanimously concluded that the Plan and the Acquisition would be in the best interests of National Fund and its stockholders and that the interests of existing National Fund stockholders would not be diluted as a result of the Acquisition, and approved the Acquisition on behalf of National Fund.

In considering whether to approve the Plan, the Merger and the other transactions contemplated by the Plan, you should note that:

INVESTMENT OBJECTIVES. The Corporation seeks to provide a high level of current income exempt from federal income taxes consistent with the preservation of capital and with consideration given to opportunities for capital gain. Similarly, National Fund seeks to maximize income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

INVESTMENT STRATEGIES. Although there are some differences, the investment strategies of the Corporation and National Fund are very similar. The Corporation normally invests at least 80% of its assets in investment grade tax-exempt municipal obligations having maturities of one year or more, which include debt obligations issued by states, cities and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. Similarly, National Fund normally invests at least 80% of its net assets in municipal securities of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies and instrumentalities that are rated investment-grade when purchased. While National Fund does not specifically limit its investments to obligations with maturities of one year or more, it does generally invest in long-term municipal obligations. Neither Fund will, under normal circumstances, invest in obligations that generate interest that is subject to Federal income tax other than the federal alternative minimum tax (the “AMT”).

The Corporation generally invests in two categories of municipal obligations. One category includes public purpose obligations that generate interest that is tax-exempt under regular federal income tax rules and is not treated as a preference item for the AMT. The other includes qualified private activity obligations (typically industrial revenue bonds) that generate interest that is tax-exempt under regular Federal income tax rules but must, if issued after August 7, 1986, be included in computing the AMT. National Fund generally favors investing in revenue bonds which pay interest and principal from revenues derived from a particular facility or class of facilities. Payment on such obligations is not secured by the general taxing power of the issuer. Additionally, the Corporation will not invest more than 25% of its total assets (taken at market value) in municipal obligations whose issuers are located in the same state. National Fund’s investment policies do not contain such a restriction.

The Corporation will normally invest only in obligations rated within the four highest rating categories (Aaa, Aa, A or Baa by Moody’s Investor Service (“Moody’s”) or AAA, AA, A or BBB by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”)) or if not so rated, which are in the opinion of the Manager of comparable quality to those so rated. Obligations rated within one of these four ratings categories by Moody’s or S&P are referred to as “investment grade” securities. National Fund normally invests at least 80% of its nets assets in investment grade municipal obligations, and may also invest in municipal obligations that are not rated, if based upon credit analysis, it is believed that such securities are of comparable quality.

On July 16, 2008, the Board of Directors of the Corporation eliminated a non-fundamental investment policy of the Corporation to invest at least 80% of its assets in a portfolio of tax-exempt municipal obligations rated either Aaa by Moody’s or AAA by S&P (or, if not so rated, which are, in the opinion of the Manager, of comparable quality to those so rated) or covered by insurance guaranteeing the timely payment of principal and income. The elimination of this policy further aligned the investment strategies of the Corporation with National Fund. The portfolios the Corporation and National Fund, before and after this change, have been managed very similarly. In addition to the common investment objective and strategies, the Corporation and National Fund are managed by the same portfolio managers and investment teams.

Both the Corporation and National Fund have capital loss carryforwards as of June 30, 2008. It is expected that the loss carryforward of the Corporation will be fully utilized to offset a portion of the capital gains realized on the sale of portfolio securities by the Corporation to redeem the Corporation’s outstanding shares of Preferred Stock. It is expected that the amount of future realized capital gains that may be offset by the loss carryforward of National Fund will be limited to approximately $2,900,000 per year. Because the loss carryforward of National Fund (approximately $1,100,000) is less than the amount of this limitation, this limitation is not expected to have any significant impact on the Acquisition. It is possible that the Corporation will transfer unrealized net capital losses to National Fund. If this occurs, it will take a larger amount of market appreciation after the Acquisition to allow National Fund to sell securities at gains that can be fully offset by National Fund’s loss carryforward.

CLASSES OF SHARES. The Corporation has only one class of its common stock. National Fund has the following classes of shares: Class A and Class C. As a result of the Acquisition, holders of the Corporation’s common stock will receive Class A shares of National Fund with an aggregate NAV equal to the aggregate NAV of their shares of the Corporation as of the close of business on the closing date of the Merger.

Class A shares of National Fund are subject to a maximum sales charge of 4.50% (as a percentage of offering price). Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more and purchases through certain retirement plans) may be subject to a 1% contingent deferred sales charge (a “CDSC”) if shares are sold within 18 months of purchase. Class A shares of National Fund are otherwise not subject to a CDSC. Holders of the Corporation’s common stock receiving Class A shares of National Fund will acquire such shares at NAV and, accordingly, will not be subject to an initial sales charge or CDSC; however, they will be subject to a 2% redemption fee, as further described below. However, any purchases of Class A shares of National Fund outside of the Acquisition will be subject to the applicable sales charge as set forth in National Fund’s prospectus.

As an open-end fund, National Fund has a Rule 12b-1 plan for the distribution of its shares. The Class A shares of National Fund that holders of the Corporation’s common stock will receive as a result of the Acquisition are subject to a 12b-1 fee of up to 0.25%, although the fee is currently paid at a 0.10% rate. As a closed-end fund, the Corporation is neither subject to a 12b-1 plan nor pays a distribution fee.

Similar to most open-end funds, National Fund pays 12b-1 fees because of the nature of how open-end funds sell their shares. Shares of National Fund are sold to investors through a network of broker-dealers and other financial intermediaries. Most broker-dealers and financial intermediaries will only sell shares of National Fund if they can earn a competitive sales compensation and be compensated for ongoing support and services provided to stockholders. Rule 12b-1 under the 1940 Act allows open-end funds to finance directly or indirectly any activity that is primarily intended to result in the sale of fund shares pursuant to a written plan of distribution. National Fund’s service plan pursuant to Rule 12b-1 allows National Fund to pay competitive compensation to brokers, dealers and other financial institutions for personal services they provide to their customers who hold shares of National Fund. Because 12b-1 fees are paid out of each class’s assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of charges that you may incur.

VALUE OF INVESTMENT. The value of your investment in the Corporation immediately before the proposed Acquisition may be different from the value of your investment in National Fund immediately after the proposed Acquisition. As a closed-end fund, shares of the Corporation’s common stock generally trade in the market at prices other than NAV. Shares of National Fund are generally redeemable at NAV (subject to the temporary 2% redemption fee imposed on former stockholders of the Corporation) and will therefore be worth less than shares that may be sold in the open market at a premium but more than shares that may be sold at a discount (for the one-year period the redemption fee applies, a discount greater than 2%).

FUND OPERATING EXPENSES. Following the proposed Acquisition, average annual operating expenses (when adjusted for the redemption of the outstanding shares of Preferred Stock of the Corporation) paid by you are expected to decrease slightly.

PURCHASES. Shares of common stock of the Corporation currently trade on the New York Stock Exchange (the “NYSE”) under the symbol “SEL” at prevailing market price, which may be equal to, less than or more than their NAV per share. These shares may be purchased by placing an order with any broker who effects trades in NYSE listed stocks. The market price for the shares of common stock of the Corporation is determined by relative supply and demand for shares in the market which may be affected by, among other things, the Corporation’s performance, dividends and yield and the perception of investors of the Corporation’s overall attractiveness as an investment compared with other investment alternatives.

If the Acquisition is completed, the shares of common stock of the Corporation will no longer be listed on the NYSE. Unlike the Corporation, new shares of National Fund, as an open-end fund, are continuously sold to the public at the offering price at the time of purchase, which is the NAV plus any initial sales charge that applies. The NAV per Class A share of National Fund is calculated daily by dividing the share of the net assets of National Fund attributable to the Class A shares by the total number of outstanding Class A shares. To make an initial investment in National Fund, an investor should contact his or her financial advisor or complete an account application.

Additional shares of National Fund may be purchased through an authorized dealer, through an investor’s financial advisor or by mailing a check to the National Fund’s stockholder service agent. For accounts opened concurrently with Invest-A-Check®, purchases must be made at regular monthly intervals in fixed amounts of $100 or more or regularly quarterly intervals in fixed amounts of $250 or more. National Fund also offers the following account services to make additional investments:

•	Invest-A-Check®.

•	Automatic Dollar-Cost-Averaging (for investors with at least $5,000 in Seligman Cash Management Fund).

•	Automatic CD Transfer.

•	Dividends From Other Investments.

•	Direct Deposit.

For more information regarding the share purchase policies and account services of National Fund, please see the Prospectus and Statement of Additional Information for Municipal Fund Series dated February 1, 2008.

REDEMPTIONS AND TEMPORARY REDEMPTION FEE. The redemption procedures for shares of common stock of the Corporation and the Class A shares of National Fund are different. A holder of shares of the Corporation’s common stock has no right to redeem his or her shares at NAV by tendering those shares to the Corporation. Rather, holders of the Corporation’s common stock generally may sell their shares only in the secondary market at the then-current market price, which may be more or less than the NAV per share of the Corporation.

Shares of National Fund, however, including the Class A shares that holders of the Corporation’s common stock will receive as a result of the Acquisition, may generally be redeemed at NAV by phone, through an authorized dealer or an investor’s financial advisor, or by mail. National Fund will require telephone confirmation, a signed, written redemption request and a signature guarantee for certain requests made by mail. National Fund may close an account, including one created as a result of the Acquisition, if its value falls below $1,000; provided, however, that this policy does not apply to direct accounts held at SDC that are retirement accounts (i.e., IRAs) and unclaimed property accounts. National Fund will notify you in writing at least 30 days before closing your account and anticipates permitting shareholders owning National Fund shares directly with SDC a period of one year to reach the $1,000 National Fund minimum balance. If you hold your shares through a financial intermediary, you should contact that financial intermediary for its policies relating to minimum investment requirements (which could be different from National Fund’s requirements). Redemptions may also be effected through National Fund’s Systematic Withdrawal Plan.

The Class A shares of National Fund that you receive in exchange for your shares of common stock of the Corporation will be subject to a redemption fee of 2% for a period of one year following the Acquisition. For more information regarding National Fund’s redemption policies and important policies that may affect a stockholder’s account, see the Prospectus and Statement of Additional Information of Municipal Fund Series dated February 1, 2008. The 2% redemption fee will not be charged on an account that is closed because its value is below the $1,000 minimum described above.

EXCHANGES. The Corporation does not offer holders of its common stock the ability to exchange such shares for any other Seligman fund. Shares of National Fund, however, may be exchanged for shares of the same class of Seligman mutual funds. Exchanges will be made at each Fund’s respective NAV. If stockholders exchange into a new fund, they must achieve and maintain a $1,000 balance in such Fund within one year. An exchange of Class A shares of National Fund that you receive as a result of the Acquisition is treated as a sale and will therefore be subject to the 2% redemption fee discussed above under “Redemptions and Temporary Redemption Fee.”

As a matter of policy, National Fund discourages frequent trading of its shares. In this regard, the Board of Directors of Municipal Fund Series has adopted written policies and procedures that, subject to certain limitations, are designed to deter frequent trading that may be disruptive to the management of National Fund’s portfolio.

For more information regarding National Fund’s exchange policies and a list of funds available for exchange, see the Prospectus and the Statement of Additional Information for Municipal Fund Series. You should read and understand a fund’s prospectus before investing. Some funds may not offer all classes of shares.

DISTRIBUTIONS. Under the Internal Revenue Code of 1986, as amended (the “Code”), each of the Corporation and National Fund must distribute at least 90% of its net ordinary income and net short-term capital gains, if any, annually. Each Fund generally pays any dividends from its net investment income and distributes net capital gains realized on investments annually. Dividends and capital gain distributions will be reinvested, unless otherwise requested. Both the Corporation and National

Fund have capital loss carryforwards that are available for offset against future net capital gains expiring in 2011. Accordingly, no capital gain distributions are expected to be paid to stockholders of National Fund or the Corporation unless net capital gains have been realized in excess of the available loss carryforwards.

For more information regarding National Fund’s distribution policies, see the Prospectus and Statements of Additional Information for Municipal Fund Series.

LEVERAGE CONSIDERATIONS. The Corporation, as a closed-end fund, has the ability to use leverage, unlike an open-end fund such as National Fund. The outstanding Series A and Series B Preferred Stock of the Corporation provides leverage, while National Fund does not utilize leverage. Dividends on the Preferred Stock of the Corporation are payable based on prevailing short-term interest rates. Holders of common stock of the Corporation therefore have the potential to benefit from the difference between the short-term rates paid by the Corporation as dividends on Preferred Stock and the rates received from the Corporation from its investments in long-term obligations.

The benefits of the leverage provided by the Corporation’s outstanding Preferred Stock is not available to stockholders of National Fund. However, recent developments in the credit markets have caused short-term interest rates to rise and, in turn, reduced the value of this benefit. The benefit may also become a detriment in the event that short-term interest rates were to continue to increase and if the Corporation were to be unsuccessful in its ability to remarket its outstanding Preferred Stock.

STATE REGISTRATION REQUIREMENTS. As a closed-end fund listed on the NYSE, the Corporation does not issue and offer new shares for purchase. However, National Fund, as an open-end fund which makes a continuous offering of its shares, is required to register the sale of its shares with state securities authorities and incurs the costs related to such registration.

TAX CONSIDERATIONS. For Federal income tax purposes, no gain or loss will be recognized by the holders of common stock of the Corporation as a result of the Acquisition. For a more detailed discussion of the Federal income tax consequences, see page 36 under “Tax Considerations.” It is expected that a distribution of net capital gains will be made by the Corporation shortly prior to the completion of the Acquisition.

Risk Factors

Because the Corporation and National Fund both seek to maximize income exempt from federal income taxes while seeking to preserve capital and achieve capital gain, many of the risks of investing in the Corporation are similar to the risks of investing in National Fund. An investment in either Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality. The main risk of either Fund is that the prices of municipal obligations are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Therefore, if interest rates rise, shares of either Fund’s NAV may fall and the value of your investment may decline. The principal investment risks for National Fund are set forth below. See the Prospectus and Statement of Additional Information of National Fund for a complete discussion of the risks of investing in National Fund.

National Fund. The principal risks of investing in National Fund, other than those discussed above are:

Time Risk. Longer maturity obligations, like those held by National Fund, are generally more sensitive to changes in interest rates. National Fund’s strategy of investing in longer maturity bonds could subject its portfolio holdings to a greater degree of market price volatility.

In a declining interest rate environment, portfolio holdings that are close to maturity or are subject to call by the issuer may be disadvantageous to National Fund. Proceeds of matured or called bonds may be reinvested at lower yields, which could affect the level of income that National Fund earns.

Credit Risk. A municipal bond issue could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable municipal securities. Many states and municipalities periodically face budget shortfalls and other problems as a result of economic downturns. The failure to address these problems in a satisfactory manner could affect a state’s or municipality’s credit quality and result in downgrading or a decline in a security’s market value. Credit risk also includes the risk that an issuer of a municipal bond (or, in the case of an insured bond, the issuer and the insurer) would be unable to make or timely make interest and/or principal payments. Further, revenue bonds held by National Fund may be downgraded or may default on payment if revenues from their underlying facilities decline. If National Fund holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

Market Risk. At times, market conditions could result in a lack of liquidity. The municipal market is an over-the-counter market, which means that National Fund purchases and sells portfolio holdings through municipal bond dealers. National Fund’s ability to sell securities held in its portfolio is dependent on the willingness and ability of market participants to provide bids that reflect current market prices. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers. Lower-rated securities may be less liquid than higher-rated securities. Further, if certain securities or market sectors represented in National Fund’s portfolio do not perform as expected, National Fund’s NAV may decline.

Other Risks. National Fund’s performance may be affected by legislation or policy changes, economic, market or political factors, natural disasters, terrorist attacks or other factors.

The Corporation. The principal risks of investing in common stock of the Corporation are: interest rate risk, market risk, concentration risk, liquidity risk and leverage risks (i.e., risks presented by the fact that preferred stock or indebtedness of the Corporation has prior claims against the income of the Corporation and against the net assets of the Corporation in liquidation).

Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated “BBB” by S&P are more likely as a result of adverse economic conditions or changing circumstances to exhibit a weakened capacity to pay interest and repay principal than bonds in higher rating categories and bonds rated Baa by Moody’s lack outstanding investment characteristics and in fact have speculative characteristics according to Moody’s. Municipal securities in the fourth rating category of S&P or Moody’s will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.

Comparison of Investment Objectives, Principal Investment Strategies and Other Policies

The following discussion is based upon and qualified in its entirety by the disclosures in the Prospectus and Statement of Additional Information for Municipal Fund Series as well as the annual and mid-year reports of the Corporation incorporated by reference into this Proxy Statement/Prospectus. More information regarding the investment practices of National Fund is available in the Prospectus and Statement of Additional Information for Municipal Fund Series, which may be obtained from the address listed on the cover page of this Proxy Statement/Prospectus.

INVESTMENT OBJECTIVE

The Corporation’s investment objective is to provide stockholders with a high level of current income exempt from federal income taxes consistent with the preservation of capital and with consideration given to opportunities for capital gain. National Fund’s investment objective is similarly to maximize income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain. There can be no assurance that either Fund will achieve its investment objective. Each Fund’s investment objective may be changed only with stockholder approval.

INVESTMENT STRATEGIES

National Fund. To achieve its investment objective, National Fund invests at least 80% of its net assets in municipal securities of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, and instrumentalities that are rated investment-grade (defined as being rated within one of the four highest ratings categories by Moody’s or S&P) when purchased and that pay interest that is exempt from regular federal income taxes. AMT is not considered “regular federal income tax” for this purpose. As noted above, this principal investment strategy is fundamental and may be changed only with stockholder approval. National Fund may also purchase non-rated securities if, based on credit analysis, the investment manager believes that they are of comparable quality to investment-grade securities.

National Fund generally invests in long-term municipal bonds, although it may shorten or lengthen maturities to achieve its objective. National Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, National Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. National Fund may also, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political or other conditions. Under these circumstances, National Fund may not achieve its investment objective.

National Fund uses a top-down method of selecting securities to purchase. This means that the Manager analyzes the current interest rate environment and trends in the municipal market to formulate investment strategies before selecting individual securities for National Fund. The Manager determines the appropriate cash positions, quality parameters, market sectors and bond duration, and then uses in-depth credit analysis to evaluate individual securities considered for purchase.

Portfolio holdings are continually monitored to identify securities which should be sold as a result of a deterioration in credit quality. National Fund may also sell a security when there is a better investment opportunity available in the market.

National Fund’s investment objective may be changed only with stockholder approval. Except as otherwise noted, its principal investment strategies may be changed without stockholder approval. Any changes to these strategies, however, must be approved by National Fund’s Board of Directors. For additional information, please see the Prospectus and Statement of Additional Information for Municipal Fund Series.

The Corporation. To achieve its investment objective, except for temporary defensive purposes, the Corporation invests only in investment grade tax-exempt municipal obligations which are those rated within the four highest rating categories (Aaa, Aa, A or Baa by Moody’s and AAA, AA, A or BBB by S&P), or if not so rated, which are in the opinion of the Manager of comparable quality to those so rated. The Corporation will not invest more than 25% of its total assets (taken at market value) in municipal obligations whose issuers are located in the same state. Except for temporary defensive purposes, the Corporation will invest at least 80% of its assets in tax-exempt municipal obligations having remaining maturities of one year or more. The investment policies described in this paragraph are fundamental policies that may not be changed without a vote of the Corporation’s outstanding voting securities.

Municipal obligations may generally be classified as either “general obligation” bonds (secured by the issuer’s pledge of full faith, credit and taxing power) or “revenue bonds” (payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific source). There are two categories of municipal obligations in which the Corporation may invest: (1) “public purpose” obligations that generate interest that is tax-exempt under regular federal tax rules and is not treated as a preference item for the AMT; and (2) qualified “private activity” obligations (typically industrial revenue bonds) that generate income that is tax-exempt under regular federal tax rules but must be included in computing AMT.

On July 16, 2008, the Board of Directors of the Corporation eliminated a non-fundamental investment policy of the Corporation to invest at least 80% of its assets in a portfolio of tax-exempt municipal obligations rated either Aaa by Moody’s or AAA by S&P (or, if not so rated, which are in the opinion of the Manager of comparable quality to those so rated) or covered by insurance guaranteeing the timely payment of principal and income. The elimination of this policy further aligned the investment strategies of the Corporation with National Fund. The portfolios of each Fund, before and after this change, have been managed very similarly. In addition to the common investment objective and policies, the Corporation and National Fund are managed by the same portfolio managers and investment teams.

During temporary defensive periods (e.g., times when, in the opinion of the Manager, temporary imbalances of supply and demand or other temporary dislocations in the municipal obligations market adversely affect the price at which municipal obligations are available), the Corporation may invest any percentage of its net assets in short-term investment grade municipal obligations and taxable

United States Government securities which mature within one year from the date of purchase. Interest on United States Government securities is subject to federal income tax. Accordingly, to the extent that the Corporation invests in such securities, the Corporation’s ability to achieve its investment objective of tax-exempt income may be limited.

During temporary defensive periods, the current dividend rate on outstanding shares of Preferred Stock will be more likely to approximate or exceed the net return on the Corporation’s investment portfolio, with the result that any benefits of leverage to the holders of common stock of the Corporation may be reduced or eliminated during such periods.

INVESTMENT LIMITATIONS. The Corporation and National Fund have adopted certain fundamental investment limitations. Fundamental investment limitations may not be changed without the affirmative vote of “a majority of the Fund’s outstanding voting securities,” as defined in the 1940 Act. Each Fund has also adopted certain non-fundamental investment limitations, which may be changed by action of the Board of Directors without stockholder approval.

Each Fund has substantially similar fundamental investment limitations with respect to: pledging or mortgaging its assets; underwriting securities; short-selling (except that the Corporation allows for short-term credits as necessary for the clearance of transactions); purchasing securities on margin; investments in real estate; lending; and purchasing or selling commodities or commodity contracts.

National Fund has a fundamental policy not to invest more than 25% of its total assets at market value in any one industry. The Corporation has a fundamental policy not to invest more than 25% of its total assets at market value in municipal obligations whose issuers are located in the same state.

National Fund has the following additional fundamental limitations: (i) as to 50% of the value of its total assets, not to purchase securities of any issuer if immediately thereafter more than 5% of its total assets at market value would be invested in the securities of any one issuer (except that this limitation does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities); (ii) not to purchase or hold the securities of any issuer if, to the knowledge of National Fund, directors or officers of National Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities; (iii) except in certain circumstances, not to invest in securities issued by other investment companies; and (iv) not to write or purchase put, call, straddle or spread options.

The Corporation has the following additional fundamental limitations not to: (i) purchase securities other than investment grade tax-exempt municipal obligations except for temporary defensive purposes; (ii) issue any senior security (other than preferred stock and permitted borrowings); or (iii) buy or sell oil, gas or other mineral rights, leases or royalty contracts.

The Corporation and National Fund have different fundamental limitations with respect to borrowing. The Corporation may not borrow money, except for temporary emergency purposes or to fund repurchases of securities of the Corporation or purchases of municipal obligations, and then only in an amount not exceeding 20% of the value of the Corporation’s total assets (including the amount borrowed); provided that the Corporation may not borrow money to purchase municipal obligations at any time when borrowings exceed 5% of the value of its total assets. As a matter of fundamental policy, National Fund may not issue senior securities, except that it may borrow from banks for temporary purposes in an amount not to exceed 10% of the value of its total assets (not including the amount borrowed).

EXPENSE TABLE

The current expenses of the Corporation and estimated pro forma (combined) expenses after the proposed Acquisition are shown in the following table. Expenses for the Corporation are annualized based upon the operating expenses incurred by the Corporation for the six months ended June 30, 2008. Pro forma expenses show estimated annualized expenses of National Fund for the six months ended March 31, 2008 after giving effect to the proposed Acquisition. Pro forma numbers are estimated in good faith and are hypothetical. The table does not reflect charges that institutions and financial intermediaries may impose on their customers.

The Corporation and National Fund are subject to the sales load structure described in the table below. You will not pay any sales charge in connection with the Acquisition.

FEES AND EXPENSES

(fees paid directly from your investment)

	The Corporation		National Fund (before the Acquisition)	National Fund (pro forma)
			Class A	Class A
Stockholder Fees
Total Maximum Sales Charge (Load)	None		4.50%	4.50%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	None		4.50%	4.50%
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	None		None (*)	None	(*)
2% redemption fee (as a % of current net asset value)	None		None	2.00	%(**)
Annual Fund Operating Expenses (as a percentage of average net assets)
Management Fees	0.83	%(***)	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None		0.10%	0.10%
Other Expenses	2.54	%(****)	0.35%	0.24%

Total Annual Fund Operating Expenses	3.37	%(****)	0.95%	0.84%

*	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase. Class A shares of National Fund issued as consideration for your shares of common stock of the Corporation will be subject to a redemption fee of 2% for a period of one year following closing of the Acquisition.
**	The shares of Class A common stock of National Fund that holders of the Corporation’s common stock will receive upon closing of the Acquisition will be subject to a redemption fee of 2% for a period of one year following the closing date. See “To Approve the Agreement and Plan of Merger and Liquidation, the Merger and the Other Transactions Contemplated by the Plan — Summary — Redemption and Temporary Redemption Fee” above.
***	Includes 0.28% attributable to the Corporation’s preferred stock. Excluding this amount, Management Fees would have been 0.55%.
****	Includes 1.99% representing dividends paid on the Corporation’s preferred stock and 0.15% representing other costs directly related to the Corporation’s preferred stock. Total Annual Fund Operating Expenses includes 0.28%, attributable to the Corporation’s preferred stock, as noted above. Excluding these amounts, Other Expenses and Total Annual Fund Operating Expenses would have been 0.40% and 0.95%, respectively.

As shown in the tables above, if the Acquisition is approved, annual operating expenses (as adjusted for redemption of the outstanding shares of the Corporation’s Preferred Stock) paid by you are expected to decrease slightly. Neither the Corporation nor National Fund charges any redemption fees, exchange fees, or sales charges on reinvested dividends, except that former stockholders of the Corporation will be subject to a 2% redemption fee on redemptions or exchanges of National Fund Class A shares issued to them pursuant to the Acquisition for a one year period following the Acquisition. Annual operating expenses noted above for the Corporation are based on the Corporation’s annualized expenses as of the six months ended June 30, 2008. The pro forma expense ratio information is based on the pro forma combined annualized expenses and average net assets of the Corporation and National Fund for the six months ended March 31, 2008. There may be significant redemptions of National Fund shares by former stockholders of the Corporation after completion of the Acquisition. If this takes place, the pro forma total annual operating expenses of National Fund will be higher than those indicated above. For example, if the above pro forma information was based on the assumption that 50% of National Fund shares to be issued to common stockholders of the Corporation were redeemed shortly after the Acquisition, the total annual operating expenses would be 0.89%.

If the Corporation is acquired by National Fund, as an open-end fund, the shares of the Corporation’s common stock will be converted into and exchanged for the right to receive new Class A shares of National Fund. Stockholders of National Fund after the Acquisition then will bear their allocable share of National Fund’s expenses. Open-end funds may be more expensive to operate and administer than closed-end funds primarily due to the costs associated with the distribution and/or servicing of the open-end fund’s shares and higher transfer agency expenses.

EXAMPLES

The examples are intended to help you compare the cost of investing in the Corporation with the estimated cost of investing in Class A shares of National Fund on a pro forma basis. They assume that you invest $10,000 in a fund for the periods indicated and then sell (in the case of the Corporation) or redeem (in the case of National Fund) all of your shares at the end of those periods. They also assume that your investment has a 5% return each year and that a Fund’s operating expenses stay the same. The information for National Fund is presented with and without the maximum sales charge (load) of 4.50% applicable to purchase of Class A shares of National Fund. This sales charge does not apply to Class A shares issued under the Plan but would apply to any subsequent purchases of Class A shares of National Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

The Corporation*	1 Year	3 Years	5 Years	10 Years
Common Stock (including dividends, management fees and other expenses related to the Corporation’s preferred stock)	$340	$1,036	$1,755	$3,658
* Common Stock (excluding dividends, management fees and other expenses related to the Corporation’s preferred stock) (not presently applicable)	$97	$303	$525	$1,166

National Fund (before the Acquisition)	1 Year	3 Years	5 Years	10 Years
Class A Shares (with maximum sales charge)	$543	$739	$952	$1,564

National Fund (pro forma)*	1 Year	3 Years	5 Years	10 Years
Class A Shares (with maximum sales charge) (for Class A Shares purchased outside of the Plan)	$532	$706	$895	$1,440
* Class A Shares (without maximum sales charge) (for Class A Shares issued under the Plan)	$86	$268	$466	$1,037

The projected post-Acquisition pro forma Annual Fund Operating Expenses and Examples presented above are based upon numerous material assumptions. Because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of National Fund, there can be no assurance that any particular level of expenses or expense savings will be achieved.

MANAGEMENT OF THE FUNDS

Each Fund’s Board of Directors provides broad supervision over the affairs of the respective Funds. J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, New York 10017, is the Manager of each Fund. The Manager manages the investment of each Fund’s assets, including making purchases and sales of portfolio securities consistent with each Fund’s investment objective and strategies, and administers each Fund’s business and other affairs.

Established in 1864, the Manager currently serves as manager to 22 U.S. registered investment companies, which offer 59 investment portfolios with approximately $10.0 billion in assets as of June 30, 2008. The Manager also provides investment management or advice to institutional or other accounts having an aggregate value at June 30, 2008, of approximately $8.1 billion.

Each of the Corporation and National Fund pays the Manager a fee for its management services. The fee is calculated daily and payable monthly. This fee is equal to 0.55% of average daily net assets with respect to the Corporation and 0.50% of average daily net assets with respect to National Fund. Because the fees payable by the Corporation’s common stockholders are based on assets attributable to the outstanding shares of Preferred Stock of the Corporation as well as the assets attributable to common stock, the entire management fee borne by the Corporation common stockholders results in an effective rate of approximately 0.83% per annum.

One of the conditions to closing of the Acquisition is the approval by stockholders of National Fund of a new investment management services agreement with RiverSource. The fee payable to RiverSource under such agreement is the same as the fee payable to the Manager under its current management agreement relating to National Fund and is otherwise the same as the proposed investment management services agreement between RiverSource and the Corporation described under Proposal 2 herein.

INVESTMENT PERSONNEL OF NATIONAL FUND

National Fund, along with the other funds that comprise Municipal Fund Series, is managed by the Seligman Municipals Team, which is headed by Mr. Thomas G. Moles. Mr. Moles, a Director and Managing Director of Seligman, is Vice President and Co-Portfolio Manager of Municipal Fund Series, which includes National Fund. He is also Executive Vice President and Co-Portfolio Manager of the Corporation. Mr. Moles joined Seligman in 1983. Ms. Eileen A. Comerford, a Managing Director of Seligman, is Vice President and Co-Portfolio Manager of Municipal Fund Series, including National Fund. She is also Vice President and Co-Portfolio Manager of the Corporation. Ms. Comerford joined Seligman in 1980. Mr. Moles and Ms. Comerford each have decision making authority with respect to the investments of National Fund. They will continue to serve as National Fund’s portfolio managers after the RiverSource Transaction in which the Manager is acquired by RiverSource.

INTEREST OF THE MANAGER IN THE ACQUISITION

The Manager may be deemed to have an interest in the Acquisition because it provides investment advisory and other services to National Fund and the Corporation. The Manager receives compensation from each Fund for services it provides pursuant to separate advisory agreements.

As noted above, the stockholders of the Manager have agreed to sell their outstanding stock to RiverSource. Consummation of the RiverSource Transaction will cause the current management agreements between Seligman and the Funds to terminate. Approval of the Acquisition by stockholders of National Fund is not required, although their approval of a new advisory agreement between National Fund and RiverSource is a condition to close the Acquisition.

The Stock Purchase Agreement between the stockholders of the Manager, RiverSource and Ameriprise provides that if the assets and liabilities of the Corporation are acquired by an open-end fund, such as National Fund, whose stockholders have approved its investment management services agreement, the Manager’s stockholders will be entitled to a payment based on the assets of the Corporation that remain invested in the acquiring fund 90 days after completion of the acquisition. The Manager’s stockholders would not be paid in respect of the Corporation if it were to remain a closed-end fund and the proposed advisory agreement between RiverSource and the Corporation was not approved by the Corporation’s stockholders. In addition, RiverSource has an interest in advising (and receiving fees on) as much of the Corporation’s assets as possible.

In addition, Mr. William C. Morris, who is Chairman of the Corporation and owner 5.3% of the Corporation’s outstanding common stock, as well as Chairman of the Manager and owner of the majority of outstanding shares of the Manager, will personally benefit from the elimination of the discount to net at asset value at which the Corporation’s common stock has recently been trading.

PERFORMANCE OF NATIONAL FUND

The information below provides some indication of the risks of investing in National Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each class compares to two widely-used measures of municipal bond performance.

Although National Fund’s fiscal year ends on September 30, the performance information is provided on a calendar year basis to assist you in comparing the returns of National Fund with the returns of other mutual funds. How National Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how National Fund will perform in the future. Total returns will vary between each class of shares due to the different fees and expenses of each class. For information regarding the performance of the Corporation, please see “Performance of the Corporation” below.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Although for all periods presented National Fund’s Class A share returns reflect the 4.50% maximum initial sales charge, the actual returns for periods prior to January 7, 2008 would have been lower if a 4.75% maximum initial sales charge then in effect was incurred. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of National Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of National Fund shares.

National Fund

Best calendar quarter return: 4.69% – quarter ended 12/31/00.

Worst calendar quarter return: -3.05% – quarter ended 9/30/08.

Year-to-date return (as of September 30, 2008): -3.13%

National Fund: Average Annual Total Returns – Periods Ended December 31, 2007

	One Year	Five Years	Ten Years	Class C Since Inception (5/27/99)
Class A
Return before taxes	(1.43)%	2.73%	3.59%	N/A
Return after taxes on distributions	(1.43)	2.73	3.59	N/A
Return after taxes on distributions and sale of Fund shares	0.42	2.93	3.70	N/A
Class C	1.33	2.74	N/A	3.11%
Lehman Brothers Municipal Bond Index*	3.36	4.30	5.18	5.21	**
Lipper General Municipal Debt Funds Average*	1.15	3.48	4.08	4.10

*	The Lehman Brothers Municipal Bond Index (the “Lehman Index”) and the Lipper General Municipal Debt Funds Average (the “Lipper Average”) are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of fees, taxes and sales charges. The Lehman Index also excludes the effect of expenses. The Lehman Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market and is composed of approximately 60% revenue bonds and 40% state government obligations. The Lipper Average measures the performance of funds that invest primarily in municipal debt issues in the top four credit ratings. Investors cannot invest directly in an index or an average.
**	From May 28, 1999.

PERFORMANCE OF THE CORPORATION

Shares of the Corporation are traded on the NYSE under the symbol “SEL”. Shares of closed-end management companies frequently trade at discounts from their NAVs. The following table shows the Corporation’s highest and lowest NYSE market price per share for each quarter over the past two fiscal years and the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008. Also included in the table is the NAV per share of the Corporation on that date and the percentage discount to NAV (expressed as a percentage) that the sales price represents.

	NYSE Market Price		Net Asset Value		Discount Percentage
Quarter Ended	High	Low	High	Low	High	Low
March 31, 2006	$10.34	$9.93	$11.49	$11.42	-10.01%	-13.05%
June 30, 2006	9.97	9.60	11.42	11.27	-12.70	-14.82
September 30, 2006	10.06	9.63	11.55	11.26	-12.90	-14.48
December 31, 2006	10.24	9.96	11.61	11.52	-11.80	-13.54
March 31, 2007	10.40	10.04	11.58	11.45	-10.19	-12.31
June 30, 2007	10.43	9.89	11.47	11.17	-9.07	-11.46
September 30, 2007	10.16	9.71	11.41	11.05	-10.96	-12.13
December 31, 2007	9.96	9.53	11.34	11.28	-12.17	-15.51
March 31, 2008	10.17	9.30	11.55	10.59	-11.95	-12.18
June 30, 2008	9.92	9.35	11.18	10.78	-11.27	-13.27
September 30, 2008	10.38	9.11	11.02	10.22	-5.72	-10.86

As of September 30, 2008, the Corporation had a market value per share of $9.22 per share and a net asset value per share of $10.15, resulting in a 9.16% discount to NAV.

The following performance information is designed to assist you in comparing the returns of Corporation with the returns of other funds. How the Corporation has performed in the past (before and after taxes), however, is not necessarily an indication of how National Fund will perform in the future.

The average annual total returns table reflects reinvestment of all dividends and distributions. Distributions are assumed, for this calculation, to be reinvested at prices obtained under the Corporation’s dividend reinvestment plan (i.e., market price plus applicable commissions). The performance does not reflect any brokerage commissions associated with the purchase or sale of shares of the Corporation’s common stock on the NYSE. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares of the Corporation through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of shares of the Corporation may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of shares of the Corporation.

The Corporation

Best calendar quarter return (based on market value):	8.35% – quarter ended 9/30/00.
Best calendar quarter return (based on NAV):	6.67% – quarter ended 12/31/00.
Worst calendar quarter return (based on market value):	-11.08% – quarter ended 3/31/98.
Worst calendar quarter return (based on NAV):	-6.00% – quarter ended 9/30/08.

Year-to-date return (as of September 30, 2008):
Class A (at market value before taxes):	-3.48%
Class A (at NAV before taxes):	-7.72%

The Corporation: Average Annual Total Returns – Periods Ended December 31, 2007

	One Year	Five Years	Ten Years
Common Stock (at market value before taxes)	1.52%	3.89%	2.68%
Common Stock (at NAV before taxes)	2.89	4.28	5.43
Common Stock (at NAV after taxes on distributions)	2.81	4.24	5.35
Common Stock (at NAV after taxes on distributions and sale of Corporation shares)	3.21	4.35	5.37
Lehman Brothers Municipal Bond Index*	3.36	4.30	5.18
Lipper Insured Municipal Debt Funds Average*	1.76	3.26	4.12

*	The Lehman Brothers Municipal Bond Index (the Lehman Index) and the Lipper Insured Municipal Debt Funds Average (the “Lipper Insured Average”) are unmanaged benchmarks that assume the reinvestment of all distributions and exclude the effect of fees, taxes and sales charges. The Lehman Index also excludes the effect of expenses. The Lehman Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market and is composed of approximately 60% revenue bonds and 40% state government obligations. The Lipper Insured Average measures the performance of funds that invest primarily in municipal debt issues in the top four credit ratings. Investors cannot invest directly in an index or an average.

INFORMATION ABOUT THE ACQUISITION

THE AGREEMENT AND PLAN OF MERGER AND LIQUIDATION. The following summary is qualified in its entirety by reference to the form of Plan, which is attached as Appendix A. The Plan provides for the Merger and immediate liquidation and dissolution of Acquisition Subsidiary. In the Merger, the Corporation will merge with and into the Acquisition Subsidiary, to be formed as a wholly owned subsidiary of National Fund, pursuant to which the Acquisition Subsidiary will be the surviving company and each share of the Corporation’s common stock will be converted into and exchanged for the right to receive a number of full and fractional Class A shares of National Fund determined by dividing the net assets per share of the Corporation’s common stock by the NAV of one Class A share of National Fund, in each case calculated using the valuation procedures established by Corporation’s and the Municipal Fund Series’ respective Boards of Directors on the closing date of the Merger as of the time immediately after the close of business on the New York Stock Exchange and after the declaration of any dividends on such date. Immediately following the Merger, the Acquisition Subsidiary will liquidate and dissolve, and distribute all of its assets to National Fund, and National Fund will assume all of its liabilities. The Acquisition is expected to close in the first quarter of 2009.

After the Acquisition, holders of shares of the Corporation’s common stock will own Class A shares of National Fund with an aggregate NAV equal to the aggregate NAV of their shares of the Corporation as of the close of business on the closing date of the Merger. Shares of National Fund will not be represented by physical certificates.

Any holder of the Corporation’s common stock may sell shares of the Corporation’s common stock on the NYSE prior to the Acquisition. The shares of the Corporation’s common stock may cease trading on the NYSE beginning several days prior to the Acquisition. Any cessation of trading will be accomplished in compliance with NYSE rules, including issuance of a press release. After the Acquisition, the Corporation’s shares of common stock will be removed from listing on the NYSE. In addition, the Corporation’s shares of common stock will be withdrawn from registration under the Exchange Act. The Corporation will deregister as an investment company under the 1940 Act and will dissolve under Maryland law.

The obligations of parties to the Plan are subject to various conditions, including the redemption of all of the outstanding shares of the Corporation’s Series A Preferred Stock and Series B Preferred Stock and approval by stockholders of the Corporation of the Plan, the Merger and the other transactions contemplated by the Plan. The approval by the stockholders of National Fund of a new investment management services agreement with RiverSource in respect of National Fund is one of the conditions of closing of the Acquisition. The Plan requires the Corporation to pay dividends to its stockholders in an amount equal to at least 98% of its investment company taxable income (computed without regard to any deduction for dividends paid) and any realized net capital gains for the current taxable year through the date of the Acquisition. The Plan also requires that each of the Funds take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Plan. The Corporation and National Fund may agree to waive any of these conditions except the requirement that the Corporation’s stockholders approve the Plan and Acquisition. The Plan may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix A to review the terms and conditions of the Plan.

REASONS FOR THE ACQUISITION. The proposed Acquisition will allow holders of the Corporation’s common stock to continue to participate in a portfolio that is professionally managed by the same portfolio managers in a fund with a very similar investment objective, a number of common investments and a slightly lower expense ratio (when adjusted for redemption of the Corporation’s outstanding shares of Preferred Stock). As stockholders of National Fund, the former stockholders of the Corporation will be able to redeem their shares at any time at NAV, subject to the one year redemption fee of 2%. On September 2, 2008, prior to the announcement of the Acquisition, such shares were trading on the NYSE at a discount of approximately 13.42%, meaning that liquidity at NAV (subject to the redemption fee) is a very significant advantage to the Corporation’s stockholders. As stockholders of

National Fund, former holders of the Corporation’s common stock will be able to exchange into other mutual funds in the Seligman Group that offer the same class of shares in which such stockholder will be invested after the proposed Acquisition at NAV, subject to the one year redemption fee.

After carefully considering the status of the Corporation and alternatives, the Board of Directors of the Corporation considered and approved and adopted the Plan and approved the Acquisition at a meeting held on September 3, 2008. The directors of Municipal Fund Series (who are the same persons as the Directors of the Corporation), on behalf of the National Fund, approved the Plan and the Acquisition at the same meeting. For the reasons discussed below, the Directors, including all of the Directors who are not “interested persons,” as defined in the 1940 Act, of the Corporation, determined that the Plan and the Acquisition, including the Merger, are advisable and in the best interests of the Corporation and its stockholders and that the interests of the stockholders of the Corporation will not be diluted as a result of the proposed Acquisition. In presenting the Acquisition to the Board of Directors, the Manager emphasized, and the Board of Directors focused on (i) the compatibility of National Fund’s investment objective and strategies compared with those of the Corporation, (ii) that the proposed Acquisition would result in a decrease in the expense ratio of National Fund even if very substantial redemptions post-Acquisition by former stockholders of the Corporation occur, (iii) that the Acquisition would result in the Corporation’s common stockholders paying a slightly higher expense ratio* (when adjusted for redemption of the Corporation’s outstanding shares of Preferred Stock) when they become holders of National Fund, (iv) Seligman’s presentation that showed, based on various assumptions, the Acquisition is expected to result in an increase in the portfolio yield on Class A shares of National Fund, and higher yield, as measured at NAV, than is currently being earned by common stockholders of the Corporation, (v) the fact that the Acquisition would resolve the illiquidity situation with respect to the Preferred Stock of the Corporation caused by the current industry-wide phenomena of failed auctions and remarketings of auction rate and remarketed preferred securities, (vi) alternatives to the Acquisition and the ability of the Corporation’s common stockholders to sell their shares if they do not wish to become stockholders of National Fund, (vii) the fact that, in connection with the Acquisition, holders of the Corporation’s common stock will exchange their shares at NAV for Class A shares of National Fund, thereby eliminating the discount between the Corporation’s trading price and its NAV per share, thus resulting in an immediate “gain” to each common stockholder of the Corporation, and (viii) the fact that, the Manager has been informed by an activist stockholder that if the Proposed Advisory Agreement is submitted to the Corporation’s stockholders for approval and is not accompanied by action to address the Corporation’s market discount, the activist stockholder intends to file a proxy statement opposing the approval of the Proposed Advisory Agreement.

BOARD CONSIDERATIONS. The Board of Directors of the Corporation, in recommending the Plan and the Acquisition considered a number of factors, including the following:

1.	the compatibility of National Fund’s investment objective and strategies compared with those of the Corporation, and that the investment portfolios of each of the Corporation and National Fund are managed very similarly by the same portfolio managers and investment team, and that the portfolio composition of the Corporation and National Fund is very similar in terms of quality;

*	While not considered by the Board, following the Board meeting, as a result of further analysis, the Manager determined that the Acquisition was likely to result in a Corporation’s common stockholders paying a slightly lower expense ratio (when adjusted for the redemption of the outstanding Preferred Stock of the Corporation), although the expense ratio of National Fund will be subject to change depending upon, among other things, the level of redemptions following the Acquisition.

2.	that the proposed Acquisition would result in a decrease in the expense ratio of National Fund even if very substantial redemptions, post-Acquisition, by former stockholders of the Corporation occurs;

3.	that the Acquisition would result in the Corporation’s common stockholders paying a slightly higher expense ratio* (when adjusted for redemption of the Corporation’s outstanding shares of Preferred Stock) when they become holders of National Fund;

4.	Seligman’s presentation that showed that, based on various assumptions, the Acquisition is expected to result in an increase in the portfolio yield on Class A shares of National Fund, and a higher yield, as measured at NAV, than is currently being earned by common stockholders of the Corporation, which would completely offset the higher expense ratio described in number 3 above;

5.	that the Acquisition would resolve the illiquidity situation with respect to the Preferred Stock of the Corporation caused by the current industry-wide phenomena of failed auctions and remarketings of auction rate and remarketed preferred securities, and that although the Preferred Stock is currently marginally accretive to the return of the common stockholders notwithstanding the “penalty” rates being paid because of the failed remarketings, this could change quickly if short term interest rates increase;

6.	alternatives to the Acquisition and the ability of the Corporation’s common stockholders to sell their shares if they do not wish to become stockholders of National Fund;

7.	that in connection with the Acquisition, holders of the Corporation’s common stock will exchange their shares at NAV for Class A shares of National Fund, thereby eliminating the discount between the Corporation’s trading price and its NAV per share, thus resulting in an immediate benefit to each common stockholder of the Corporation;

8.	that the Acquisition is expected to allow the Corporation to avoid the costs, distractions and inconvenience to shareholders of a proxy fight regarding the Proposed Advisory Agreement;

9.	that the Corporation is a closed-end fund with a stable pool of assets, subject only to market price fluctuations, as compared with the National Fund, an open-end fund that is subject to market price fluctuations and inflows and outflows resulting from stockholder purchases and redemptions, and that the Corporation utilizes a significant amount of leverage in an effort to enhance returns to common stockholders, while National Fund does not utilize leverage;

10.	that the Class A shares of National Fund issued in exchange for shares of the Corporation’s common stock will be subject to a redemption fee of 2% for one year following the Acquisition;

11.	the tax-free nature of the Acquisition, for Federal income tax purposes, to the holders of common stock of the Corporation;

12.	realized and unrealized gains and losses for the Corporation and National Fund, individually and combined as a result of the Acquisition;

13.	the terms and conditions of the Acquisition and the fact that National Fund will assume all of the liabilities of the Corporation; and

14.	the investment resources and distribution capabilities available to National Fund and the Corporation.

*	While not considered by the Board, following the Board meeting, as a result of further analysis, the Manager determined that the Acquisition was likely to result in a Corporation’s common stockholders paying a slightly lower expense ratio (when adjusted for the redemption of the outstanding Preferred Stock of the Corporation), although the expense ratio of National Fund will be subject to change depending upon, among other things, the level of redemptions following the Acquisition.

During their consideration of the Plan and the Acquisition, the independent Directors of the Corporation met with independent counsel regarding the legal issues involved, including their duties with respect to Rule 17a-8 under the 1940 Act, and unanimously determined that the Plan and the Acquisition is in the best interests of the Corporation and its stockholders and that the interests of the Corporation’s stockholders would not be diluted as a result of the proposed Acquisition. The Board of Directors of Municipal Fund Series (who are the same as the Directors of the Corporation) simultaneously approved the Plan and the Acquisition on behalf of National Fund after making similar findings in respect of National Fund.

TAX CONSIDERATIONS

If the proposed Acquisition is consummated as contemplated by the Plan, it is the opinion of Sullivan & Cromwell LLP, independent legal counsel to the Board of Directors of the Corporation and Municipal Fund Series (based upon certain facts, qualifications, assumptions and representations), that, for federal income tax purposes: (i) the Acquisition will qualify as a tax-free reorganization and the Funds will each be a “party to a reorganization” within the meaning of the Code; (ii) no gain or loss will be recognized by the holders of the Corporation’s common stock on the conversion of shares of the Corporation into shares of National Fund; (iii) the aggregate basis of the Class A shares of National Fund received by stockholders of the Corporation will be the same as the aggregate basis of the Corporation’s shares converted into such National Fund shares; and (iv) the holding periods of National Fund shares received by the Corporation’s stockholders will include the holding periods of the shares of common stock of the Corporation converted into such National Fund shares, provided that at the time of the reorganization the Corporation’s shares are held by such stockholders as capital assets.

Stockholders should consult their tax advisor regarding the state, local and foreign tax consequences of the proposed Acquisition with respect to their individual circumstances.

Class A shares of National Fund acquired in exchange for common stock of the Corporation will be eligible for exchange for Class A shares of other mutual funds advised by the Manager or RiverSource to the extent described in National Fund’s prospectus, subject to the 2% redemption fee. Initially, it is expected that exchanges will be permitted only for shares of mutual funds previously managed by the Manager. The 2% redemption fee would be imposed on any such exchange if it occurred within one year of the Acquisition.

DESCRIPTION OF SECURITIES TO BE ISSUED

National Fund is a series of Municipal Fund Series and is registered with the Securities and Exchange Commission as an open-end management investment company. National Fund offers two different classes of shares, Class A and Class C. Only Class A shares of National Fund will be issued to holders of the Corporation’s common stock in connection with the Acquisition. The Class A shares of National Fund are subject to a Rule 12b-1 fee which allows this class to pay distribution and/or service fees for the sale and distribution of shares and for providing services to stockholders. Class A shares are subject to an initial sales charge. Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a contingent deferred sales charge if shares are sold within 18 months of purchase. Class A shares of National Fund issued to former holders of shares of the Corporation’s common stock in connection with the Acquisition will be subject to a redemption fee of 2% for a period of one year following the Acquisition.

CAPITALIZATION

If the Acquisition is approved, shares of common stock of the Corporation will be converted into and exchanged for the right to receive Class A shares of National Fund. The following table shows, on an unaudited basis, the capitalization of the Corporation and National Fund as of June 30, 2008, and of National Fund on a pro forma basis as of June 30, 2008, giving effect to the proposed Acquisition:

	Net Asset Value	Net Asset Value Per Share	Shares Outstanding
The Corporation
Common Stock	$144,476,752	$10.88	13,277,996
Series A Preferred Stock	37,500,000	100,000	375
Series B Preferred Stock	37,500,000	100,000	375
National Fund
Class A	$58,715,499	$7.62	7,706,782
Class C	2,643,003	7.62	346,801

Adjustments:
The Corporation
Cancellation of Common Stock	$(144,476,752)	—	(13,277,996)
Redemption of Series A Preferred Stock	(37,500,000)	—	(375)
Redemption of Series B Preferred Stock	(37,500,000)	—	(375)
National Fund
Issuance of Class A Shares	$144,476,752	$7.62	18,960,204

Pro Forma – National Fund
Class A	$203,192,251	$7.62	26,666,986
Class C	2,643,003	7.62	346,801

EXPENSES OF THE ACQUISITION

RiverSource will bear the direct costs of the proposed Acquisition including, but not limited to, costs associated with preparation of National Fund’s registration statement, printing and distributing National Fund’s prospectus and the Corporation’s proxy material, legal fees, and the expense of holding stockholders’ meetings.

ADDITIONAL INFORMATION ABOUT NATIONAL FUND

PRICING OF NATIONAL FUND SHARES. When you buy or sell shares, you do so at the class’s NAV next calculated after National Fund’s distributor accepts your request. However, in some cases, National Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of National Fund. In such instances, customer orders will be priced at the class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares. However, National Fund’s distributor may reject any request to purchase National Fund shares under circumstances described in the Prospectus for the National Fund dated February 1, 2008. Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the NYSE, the order will be executed at the class’s NAV calculated as of the close of regular trading on the next NYSE trading day, subject to any applicable sales charge. When you sell shares, you receive the Class’s per share NAV, less any applicable CDSC.

The NAV of a Fund’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

Securities owned by National Fund are valued at current market prices. If the Manager concludes that the most recently reported (or closing) price of a security held by National Fund is no longer valid or reliable, or such price is otherwise unavailable, the Manager will value the security at its fair value as determined in accordance with policies and procedures approved by Municipal Fund Series’ Board of Directors. The value of a security held by National Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV or the price that may be realized upon the actual sale of the security.

ADDITIONAL INFORMATION ON STOCKHOLDERS’ RIGHTS

GENERAL. The Corporation is a non-diversified closed-end management investment company registered under the 1940 Act. National Fund is a series of Municipal Fund Series, an open-end management investment company registered under the 1940 Act. The Corporation is a Maryland corporation governed by the Maryland General Corporation Law (the “MGCL”), its charter, its Bylaws and its Board of Directors. Municipal Fund Series is a Maryland corporation governed by the MGCL, its charter, its Bylaws and its Board of Directors. The Corporation has only one class of common stock, par value $.01 per share, and two series of Preferred Stock, par value $.01 per share. The Corporation is authorized to issue up to 50,000,000 shares of its common stock and 750 shares of its Preferred Stock. Each Fund is also governed by applicable state and federal law. Municipal Fund Series is authorized to issue 1,300,000,000 shares of capital stock, with a par value of $.001 each, divided into thirteen different series (one of which is the National Fund). Each share of the National Fund’s Class A and Class C common stock is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. Municipal Fund Series has adopted a multiclass plan pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock.

Because the Corporation and Municipal Fund Series are both organized as Maryland corporations, the rights of stockholders of the Corporation under state law will be materially unchanged after the Acquisition except as follows:

ELECTION OF DIRECTORS. The Corporation’s board of directors is divided into three classes, two of which consist of three Directors and one of which consists of four Directors. Members of each class hold office for a term of three years and until their successors are elected and qualify, and the term of one class of directors expires in each year. The election of a director of the Corporation requires the affirmative vote of the holders of a majority of the votes entitled to be cast thereon. The

Board of Directors of the Municipal Fund Series, which is responsible for the general oversight of National Fund, is not divided into classes, and each director of the Municipal Fund Series serves until the next annual meeting of the Municipal Fund and until his or her successor is duly elected and qualifies. However, the MGCL, the 1940 Act and the Municipal Fund Series’ charter and Bylaws do not require the Municipal Fund Series to hold an annual meeting each year, and directors of the Municipal Fund Series will generally hold office until the Municipal Fund Series is required to hold a meeting of stockholders to elect directors under the 1940 Act. As a result, stockholders of the National Fund do not elect directors at regular intervals. At any meeting of stockholders of the Municipal Fund Series to elect directors, directors may be elected by a plurality of the votes cast at the meeting.

REDEMPTION OF SHARES. Shares of the Corporation’s common stock are not redeemable at the option of the holder. Rather, holders of the Corporation’s common stock generally may sell their shares only in the secondary market at the then-current market price, which may be more or less than the NAV of the Corporation per share. Shares of the Class A shares of the National Fund, however, may generally be redeemed as described above under “– Summary – Redemptions and Temporary Redemption Fee.” In addition, shares of the National Fund are redeemable at NAV at any time, in whole or in part, at the option the Board of Directors of Municipal Fund Series, and the Board of Directors of the Municipal Fund Series may, under certain circumstances and to the extent permitted by the 1940 Act, cause shares of one class of National Fund to be converted into shares of another class of National Fund.

CHARTER AMENDMENTS AND EXTRAORDINARY TRANSACTIONS. Generally, the Corporation may not merge or consolidate with or into another corporation, sell substantially all of its assets, liquidate or dissolve (unless approved by 66 2/3% of the total number of directors), convert to an open-end fund, increase the number of directors to more than 20, remove any director or effect certain amendments to the Corporation’s charter without the affirmative vote of the holders of at least 66 2/3% of the shares of the Corporation’s stock outstanding and entitled to vote thereon. The Municipal Fund Series may merge, consolidate, sell all or substantially all of its assets, liquidate and dissolve, remove a director or, generally, amend its charter if approved by the affirmative vote of the holders of a majority of the outstanding shares of stock of all series or class of the Municipal Fund Series. Further, the Board of Directors of the Municipal Fund Series, without stockholder approval, has the power to increase or decrease the number of directors or the number of shares of stock of any series or class of the Municipal Fund Series, including National Fund.

THE BOARD OF DIRECTORS OF THE CORPORATION, INCLUDING THE DIRECTORS WHO ARE NOT “INTERESTED PERSONS,” AS DEFINED IN THE 1940 ACT, RECOMMENDS THAT YOU VOTE FOR THE PLAN, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE PLAN

As of June 30, 2008, Mr. William C. Morris owned approximately 5.30% of the Corporation’s outstanding common stock. Other than Mr. Morris, no officer or Director of the Corporation owned more than 1% of its outstanding common stock. As of June 30, 2008, the officers and Directors own, as a group, less than 1% of the Class A shares of National Fund.

The following is a list of people that, as of June 30, 2008, owned beneficially or of record 5% or more of the outstanding shares of any class of the Corporation.

Name of Beneficial Owner	Ownership Percentage/Class	Number of Shares
William C. Morris	5.30%/Common Stock	704,157.33

The following is a list of people that, as of June 30, 2008, owned beneficially or of record 5% or more of the outstanding shares of National Fund.

Name of Beneficial Owner	Ownership Percentage/Class	Number of Shares
Merrill, Lynch, Pierce, Fenner & Smith FBO Customer Accounts, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246	10.24%/A	789,715.224

Citigroup Global House Accounts, Attn: Peter Booth, 7 th Floor, 333 West 34th Street, New York, NY 10001	5.57%/A	430,141.795

Merrill, Lynch, Pierce, Fenner & Smith FBO Customer Accounts, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246	16.30%/C	56,541.576

Citigroup Global House Accounts, Attn: Peter Booth, 7 th Floor, 333 West 34th Street, New York, NY 10001	11.76%/C	40,767.370

Morgan Stanley & Co., Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, NJ 07311	8.30%/C	28,794.628

RBC Capital Markets Corp FBO Family Trust, 595 Ashland Avenue, Buffalo, NY 14222	6.91%/C	23,958.715

FINANCIAL STATEMENTS AND EXPERTS. The audited Statements of Assets and Liabilities of the Corporation and National Fund, including their respective portfolios of investments, as of December 31, 2007 and September 30, 2007, respectively, and the related statements of operations for the years then ended, the statement of changes in net assets for each of the two years in the periods then ended and the financial highlights for each of the five years in the periods then ended have been incorporated by reference into this Proxy Statement/Prospectus in reliance upon the reports of Deloitte & Touche LLP, independent auditors to the Corporation and National Fund, given on the authority of such firm as experts in accounting and auditing.

The unaudited financial statements of the Corporation and National Fund as of June 30, 2008 and March 31, 2008, respectively, have also been incorporated by reference into this Proxy Statement/Prospectus.

For your convenience, financial highlights for National Fund which are incorporated by reference into this Proxy Statement/Prospectus are attached hereto as Appendix C.

VALIDITY OF SHARES. The validity of the shares of National Fund will be passed upon by counsel to National Fund.

Required Vote and Recommendation

Approval of the Plan, the Merger and the other transactions contemplated by the Plan (Proposal 1) requires the affirmative vote of at least 66-2/3% of the shares of capital stock of the Corporation outstanding and entitled to vote thereon. All shares of the Corporation’s common stock and Preferred Stock vote together as a single class on Proposal 1.

After careful consideration, the Board of Directors unanimously approved Proposal 1. Your Board of Directors recommends that you vote FOR the approval of Proposal 1.

PROPOSAL 2 – TO APPROVE A NEW INVESTMENT MANAGEMENT SERVICES AGREEMENT

The Board is recommending the approval of the Proposed Advisory Agreement between the Corporation and RiverSource because the Current Management Agreement between the Corporation and Seligman will terminate upon the RiverSource Closing (as defined above). As required by the 1940 Act, the Current Management Agreement provides for automatic termination upon its “assignment.” Under the 1940 Act, a change in control of an investment adviser constitutes an “assignment.” The closing of the RiverSource Transaction will result in the assignment of the Current Management Agreement, and in its automatic termination. Therefore, as described below, stockholders of the Corporation are being asked to approve the Proposed Advisory Agreement.

The Proposed Advisory Agreement will become effective as of the later of (i) the RiverSource Closing or (ii) the date stockholders of the Corporation approve the Proposed Advisory Agreement. If the RiverSource Closing does not take place, the Proposed Advisory Agreement will not become effective, and the Current Management Agreement will continue in effect.

The Current Management Agreement was last approved by the Directors, including a majority of the independent Directors, on November 15, 2007. The Current Management Agreement was last approved by stockholders on April 11, 1991.

The Proposed Advisory Agreement

As noted above, under the requirements of the 1940 Act, the Corporation is required to enter into a new investment management services agreement as a result of the RiverSource Transaction. The fees payable under the Proposed Advisory Agreement are the same as currently payable under the Current Management Agreement. Under the Current Management Agreement, the adviser is responsible for providing administrative services to the Corporation. The Proposed Advisory Agreement does not encompass administrative services, which will be provided to the Corporation by Ameriprise under a separate administrative services agreement. Other terms of the Proposed Advisory Agreement are generally similar to those of the Current Management Agreement, although the forms of the two agreements differ in a number of respects. The Board has approved, and recommends that you approve, the Proposed Advisory Agreement with RiverSource, which would take effect upon the later of (i) the RiverSource Closing or (ii) the date stockholders of the Corporation approve the Proposed Advisory Agreement. The form of the Proposed Advisory Agreement is substantially the same form currently in effect for all other funds advised by RiverSource. Differences between the agreements are described in detail below.

Description of the Proposed Advisory Agreement and Current Management Agreement

Set forth below is a general description of the terms of the Proposed Advisory Agreement and a general comparison with the terms of the Current Management Agreement. The terms of the Proposed Advisory Agreement are generally similar to those of the Corporation’s Current Management Agreement. A copy of the form of Proposed Advisory Agreement for the Corporation is attached as Appendix D to this Proxy Statement/Prospectus.

Fees. There is no change in the fees payable by the Corporation under its Proposed Advisory Agreement. Under the Proposed Advisory Agreement and Current Management Agreement, the Corporation will pay as full compensation for the services provided an annual fee of 0.55%, computed daily and paid monthly, based on daily net assets of the Corporation. For the year ended December 31, 2007 and, for the semi-annual period ended June 30, 2008, the fee payable to Seligman by the Corporation amounted to $1,240,783 and $610,406, respectively. Under the Current Management Agreement, administrative services, in addition to investment advisory services, are provided by the Manager. The Proposed Advisory Agreement does not cover the provision of administrative services, which are to be provided by Ameriprise pursuant to the administrative services agreement as discussed below.

Investment Advisory Services. The investment advisory duties under the Proposed Advisory Agreement and Current Management Agreement are substantially the same. Both agreements generally provide that, subject to the direction and control of the board, the adviser will furnish the Corporation continuously with investment advice; determine, consistent with the Corporation’s investment objectives and policies, which securities in its discretion will be purchased, held or sold; and execute or cause the execution of purchase or sell orders pursuant to its determinations with brokers or dealers it has selected. In executing portfolio transactions and selecting brokers or dealers for the Corporation, the adviser agrees to seek to obtain best execution. In assessing the best overall terms available for any transaction, the adviser may consider all factors it deems relevant, including, but not limited to, the characteristics of the security being traded, the broker-dealer’s ability to provide research services, and the reputation, reliability, and financial soundness of the broker-dealer. Both the Proposed Advisory Agreement and Current Management Agreement authorize the adviser to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Corporation that is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction, to the extent consistent with applicable law.

Both the Proposed Advisory Agreement and Current Management Agreement provide that the adviser will provide support with respect to voting proxies solicited by or with respect to the issuers of securities in which the Corporation’s assets may be invested from time to time. The Current Management Agreement provides that the adviser will determine how voting and other rights with respect to securities will be exercised, subject to the control of the Board. The Proposed Advisory Agreement provides that, in the event the Board determines to delegate proxy voting authority to the adviser, the adviser will determine how voting and other rights with respect to securities will be exercised, subject to the control of the Board, but that, absent such a delegation, the Board will exercise sole voting power with respect to all such proxies.

The Proposed Advisory Agreement provides that the adviser may, at its own expense and with the approval of the Corporation’s Board and/or its stockholders, select and contract with one or more investment advisers to perform some or all of the services for which the adviser is responsible, as described above. Under current law, a stockholder vote would be required before a subadviser could be employed to provide advisory services to the Corporation and RiverSource does not currently intend to propose subadvisory relationships for the Corporation.

Administrative Services. The Current Management Agreement provides that Seligman will provide all necessary administrative services to the Corporation. In contrast, the Proposed Advisory Agreement does not require RiverSource to provide administrative services. Instead, Ameriprise will enter into a new administrative services agreement with the Corporation under which it will provide, at no cost to the Corporation, generally the same administrative services provided by Seligman under the

Current Management Agreement. However, administrative services agreements, unlike advisory agreements, may be amended, including to increase the fees payable thereunder, by the directors without stockholder approval. RiverSource has indicated that it reserves its right to seek such an increase in the future, although it anticipates that any such increase would be offset by corresponding decreases in advisory fees. If an increase in fees under the administrative services agreement would not be offset by corresponding decreases in advisory fees, the Corporation will inform stockholders prior to the effectiveness of such increase in fees.

Payment of Expenses. The Proposed Advisory Agreement and Current Management Agreement both provide that the adviser will pay all expenses incurred by it in connection with its activities under the agreements, while the Corporation is responsible for bearing its own expenses. The expenses to be borne by the Corporation under the contract include, without limitation: direct charges in connection with the purchase and sale of assets; the cost of securities purchased for the Corporation and the amount of any brokerage commissions and charges incurred in executing portfolio transactions for the Corporation; expenses related to the issue and sale of securities; fees and expenses of attorneys and consultants; taxes; filing fees and charges; and organizational expenses. The Proposed Advisory Agreement also lists the following expenses to be borne by the Corporation, which, while not explicitly noted in the Current Management Agreement, have been paid by the Corporation in the normal course of business: premium on the fidelity bond required by Rule 17g-1 under the 1940 Act, fees of consultants employed by the Corporation, benefits paid or provided to Board members, and expenses incurred in connection with lending portfolio securities.

Limitation on Liability. Under the Proposed Advisory Agreement, and subject to the Federal securities laws, neither RiverSource, nor any of its directors, officers, partners, principals, employees, or agents shall be liable for any acts or omissions or for any loss suffered by the Corporation or its stockholders or creditors, except a loss resulting from bad faith, intentional misconduct or negligence on its part in regard to the performance of its duties under the agreement. In addition, RiverSource will be entitled to reasonably rely upon any information or instructions furnished by the Corporation or its agents which is believed in good faith to be accurate and reliable. Also, the Proposed Advisory Agreement provides that RiverSource does not warrant any rate of return, market value or performance of any assets in the Corporation. The Current Management Agreement provides that Seligman shall not be liable to the Corporation for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Corporation and the performance of its duties under the agreement, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. The Proposed Advisory Agreement therefore provides for a “lower” negligence standard for the adviser’s potential liability to the Corporation – “simple” negligence rather than “gross” negligence.

Duration and Termination. The Proposed Advisory Agreement will have an initial term of two years from its effective date and will continue until a new agreement is approved by a vote of the majority of the outstanding shares of the Corporation and by vote of a majority of the Board members who are not parties to such agreement or interested persons. Thereafter, the Proposed Advisory Agreement will continue from year to year, until terminated by either party, if continuance is specifically approved at least annually (i) by the Board or by a vote of the majority of the outstanding shares of the Corporation and (ii) by the vote of a majority of the Board members who are not parties to the Proposed Advisory Agreement or interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Current Management Agreement provides that it will continue in full force and effect if such continuance is approved in the manner required by the 1940 Act – i.e., in the manner specified on the Proposed Advisory Agreement.

Board Considerations

The Directors of the Corporation unanimously approved the Proposed Advisory Agreement with RiverSource at a meeting held on July 17, 2008.

Prior to their approval of the Proposed Advisory Agreement, the Directors requested and evaluated extensive materials from, and were provided materials and information about the RiverSource Transaction by, Seligman, RiverSource and Ameriprise. The Directors reviewed the adoption of the Proposed Advisory Agreement with RiverSource and with experienced counsel who advised on the legal standards for their consideration. The independent Directors discussed the proposed approval with counsel in private sessions.

At their meetings held on June 12, 2008 and July 17, 2008, the Directors discussed the RiverSource Transaction and RiverSource’s plans and intentions regarding the Corporation with representatives of Ameriprise, RiverSource and Seligman.

The Directors considered all factors they believed relevant, including the specific matters discussed below. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and Directors may have attributed different weights to the various factors. The Directors determined that the selection of RiverSource to advise the Corporation, and the overall arrangements between the Corporation and RiverSource as provided in the Proposed Advisory Agreement, including the proposed advisory fee and the related administration arrangements between the Corporation and Ameriprise, were fair and reasonable in light of the services to be performed, expenses incurred and such other matters as the Directors considered relevant. The material factors and conclusions that formed the basis for the Directors’ determination included, in addition, the factors discussed in further detail below:

(i)	the reputation, financial strength and resources of RiverSource and its parent, Ameriprise;

(ii)	RiverSource’s capabilities with respect to compliance and its regulatory history;

(iii)	an assessment of RiverSource’s compliance system by the Corporation’s Chief Compliance Officer;

(iv)	that RiverSource and Ameriprise assured the Directors that following the RiverSource Transaction there will not be any diminution in the nature, quality and extent of services provided to the Corporation or its stockholders;

(v)	that within the past year the Directors had performed a full annual review of the Current Management Agreement as required by the 1940 Act and had determined that they were satisfied with the nature, extent and quality of services provided thereunder and that the Corporation’s management fee and expense ratio were satisfactory;

(vi)	the potential benefits of the combination of RiverSource and Seligman to the Corporation, including: greater resources to attract and retain high quality investment personnel; greater depth and breadth of investment management capabilities; a continued high level of service to the Corporation; and the potential for realization of economies of scale over time since the Corporation will be part of a much larger fund complex;

(vii)	the fact that the Corporation’s total advisory and administrative fees will not increase by virtue of the Proposed Advisory Agreement, but will remain the same;

(viii)	that RiverSource, and not the Corporation, would bear the costs of obtaining all approvals of the Proposed Advisory Agreement;

(ix)	the qualifications of the RiverSource and Ameriprise personnel that would provide advisory and administrative services to the Corporation;

(x)	the terms and conditions of the Proposed Advisory Agreement, including their review of differences from the Current Management Agreement; and

(xi)	that RiverSource and Ameriprise have agreed to refrain from imposing or seeking to impose, for a period of two years after the RiverSource Closing, any “unfair burden” (as defined in the 1940 Act) on the Corporation.

Nature, Extent and Quality of Services Provided

In considering the nature, extent and quality of the services to be provided by RiverSource under the Proposed Advisory Agreement, the Directors considered, among other things, the expected impact of the RiverSource Transaction on the operations of the Corporation. The Directors considered the information provided by RiverSource with respect to the nature, extent and quality of services to be provided by it. The Directors considered RiverSource’s compliance program and compliance records. The Directors considered the presentations provided on the quality of the investment research capabilities of RiverSource and the other resources it has indicated that it would dedicate to performing services for the Corporation. They noted the professional experience and qualifications of the Corporation’s portfolio management team and considered that the team was not expected to change following the RiverSource Transaction since the two portfolio managers for the Corporation had entered into employment agreements with RiverSource. The Directors considered RiverSource’s discussion regarding the selection of brokers and dealers for portfolio transactions of the Corporation. As administrative services (currently provided under the Current Management Agreement) would be provided to the Corporation by Ameriprise at no additional cost rather than pursuant to the Proposed Advisory Agreement, the Directors considered Ameriprise’s capability to provide such administrative services as well as RiverSource’s role in coordinating the activities of the Corporation’s other service providers. The Directors noted that Ameriprise intended to continue Seligman’s practice of sub-contracting certain administrative services provided by Seligman for the Corporation to State Street Bank and Trust Company for the foreseeable future. The Directors concluded that, overall, they were satisfied with assurances from RiverSource and Ameriprise as to the expected nature, extent and quality of the services to be provided to the Corporation under the Proposed Advisory Agreement and the new administrative services agreement.

Costs of Services Provided and Profitability to RiverSource

In considering the costs of services to be provided by RiverSource under the Proposed Advisory Agreement the Directors considered, among other things, the projected pre-tax profitability of RiverSource’s proposed relationship with the Corporation and discussed the assumptions of RiverSource and the limitations on the information provided. The Directors noted that RiverSource had undertaken to provide detailed profitability information in connection with future contract continuances. The Directors considered RiverSource’s financial condition based on historical information provided by RiverSource.

The Directors noted that the proposed fee was the same as the fee currently paid by the Corporation pursuant to the Current Management Agreement. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. In reviewing projected profitability information, the Directors considered the effect of fall-out benefits on expenses. The Directors concluded that they were satisfied that RiverSource’s level of projected profitability from its relationship with the Corporation was not excessive.

Fall-Out Benefits

The Directors noted that RiverSource may derive reputational and other benefits from its association with the Corporation. There were no soft-dollar arrangements or affiliated brokerage payments in the Corporation’s last fiscal year and the period from the end of such period to the date of this Proxy Statement/Prospectus.

Investment Results

The Directors receive and review detailed performance information on the Corporation and the trading price of its common stock compared to net asset value at each regular Board meeting during the year in addition to the information received for the meeting regarding the approval of the Proposed Advisory Agreement. The Directors noted that the Corporation’s current portfolio management team would advise the Corporation after the RiverSource Transaction. The Directors noted that RiverSource does not have experience managing closed-end funds such as the Corporation, and discussed with RiverSource its sensitivity to the fact that the market return of common stockholders of the Corporation is affected by the relationship of the Corporation’s trading price to the net asset value of the Corporation’s common stock, as well as investment performance.

At the meeting, the Directors reviewed the Corporation’s performance information for periods covering the first six months of 2008, the preceding seven calendar years and annualized one-, three-, five-, and ten-year rolling periods ending June 30, 2008. The Directors reviewed information comparing the Corporation to the Lipper Insured Municipal Debt Funds Average (Leveraged) and the Lehman Brothers Municipal Bond Index, as well as performance relative to the other funds in the Lipper Insured Municipal Debt Funds Average (Leveraged) and a group of competitor funds selected by the Manager. The Directors reviewed information about portfolio turnover rates of the Corporation compared to other investment companies with similar investment objectives.

The Directors noted that the Corporation’s results had shown recent improvement and were above its competitor and Lipper benchmarks for 2007 and the first six months of 2008. The Directors also noted that the Corporation ranked above the Lipper median for the one- and three-year periods presented. The Directors also noted however that the Corporation’s results were generally below its benchmarks by varying degrees for the other periods shown, although they had from time to time exceeded certain benchmarks. Seligman explained that the decision to defensively position the Corporation’s portfolio in anticipation of rising interest rates contributed to the Corporation’s recent improvement in performance, although it was noted that such position had hurt the Corporation’s performance in the past. Taking into account these comparisons, the other factors considered, the recent improvement in relative investment performance and Seligman’s presentation, the Directors concluded that the Corporation’s investment results were satisfactory. The Directors recognized that it is not possible to predict what effect, if any, consummation of the RiverSource Transaction would have on the future performance of the Corporation.

Management Fees and Other Expenses

The Directors considered the proposed advisory fee rate to be paid by the Corporation to RiverSource, which is the same as the management fee rate currently paid by the Corporation. In addition to the materials provided by Seligman, RiverSource provided information regarding the fees for each of the RiverSource funds and managed accounts. Although RiverSource does not manage a comparable fund to the Corporation, the Directors noted that it manages general municipal bond funds and the fee rate charged by RiverSource for those funds is lower than the current fee rate paid by the Corporation. The Directors noted that the fees for leveraged closed-end funds are often higher than those for a similar open-end fund, such as those managed by RiverSource. The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Directors compared the Corporation’s proposed fee rate to a subset of funds in the Lipper Insured Municipal Debt Funds Average (Leveraged) category having average net assets in a range that more closely corresponded to the net assets of the Corporation (the “peer group”). They noted that the Corporation’s fee rate was slightly below the median and average fee rates of the peer group. In considering the fee rate, the Directors noted that the Corporation’s current management fee rate includes administrative services provided by Seligman whereas the Proposed Advisory Agreement does not include such services, but that Ameriprise will provide such services to the Corporation initially without a fee. The Directors further considered that the administrative fee, since they are not included in an advisory agreement, could be increased without stockholder approval, although RiverSource noted that, at this time, it did not have an intention to seek such an increase, and that any such fee would require board approval. The Directors noted RiverSource’s and Ameriprise’s covenants in the Stock Purchase Agreement regarding compliance with Section 15(f) of the 1940 Act.

The Directors considered the total expense ratio of the Corporation in comparison to the fees and expenses of funds within the peer group and noted that overall Corporation expenses were not expected to be adversely affected as a result of the RiverSource Transaction. They noted that the Corporation’s expense ratio was higher than the median and the average for the peer group, which the Manager attributed in part to the Corporations’ small relative size compared to most of its peers as well as the fact that a number of its competitors received expense reimbursements for the period presented whereas the Corporation did not. The Directors concluded that the expense ratio was acceptable in light of the factors considered.

In considering the expenses of the Corporation, the Directors noted that the Corporation has elected to have certain stockholder services provided at cost by SDC, a company owned by certain other investment companies in the Seligman Group of Funds that provides stockholder services to the Corporation and other investment companies in the Seligman Group of Funds at cost. SDC provides services exclusively to the Seligman Group of Funds. The Directors believe that the arrangement with SDC has provided the Corporation and its stockholders with a consistently high level of service. They noted that RiverSource had indicated that no changes to the arrangements with SDC were being proposed at this time by RiverSource.

Economies of Scale

The Directors noted that, although the management fee schedule for the Corporation does not contain breakpoints that reduce the fee rate on assets above specified levels, the Corporation is a closed-end fund and was not expected to have meaningful asset growth as a result. In such circumstances the Directors of the Corporation did not view the potential for realization of economies of scale as the Corporation’s assets grow to be a material factor in their deliberations.

The Directors recognized that the Corporation may benefit from certain economies of scale over time from becoming a part of the larger RiverSource fund complex, based on potential future synergies of operations.

Required Vote and Recommendation

Approval of the Proposed Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Corporation, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Corporation’s stock or (ii) 67% or more of the shares of the Corporation’s stock present at the Meeting if more than 50% of the outstanding shares of the Corporation’s stock are present at the Meeting in person or represented by proxy. All shares of the Corporation’s common stock and Preferred Stock vote together as a single class on this Proposal 2.

At a meeting held on July 17, 2008, the Board approved the Proposed Advisory Agreement and voted to present the Proposed Advisory Agreement for stockholder approval. Your Board of Directors recommends that you vote FOR the approval of the Proposed Advisory Agreement.

PROPOSAL 3 – ELECTION OF DIRECTORS

The Board of Directors is presently comprised of ten Directors. The Board is divided into three classes, two of which consist of three Directors and one of which consists of four Directors. Members of each class hold office for a term of three years and until their successors are elected and qualify. The term of one class expires in each year.

Eight of the Directors of the Corporation have indicated that, if the closing of the RiverSource transaction (the “RiverSource Closing”) occurs, they will resign in order to facilitate the oversight of the Corporation by the same board of directors or trustees that currently oversees other funds advised by the RiverSource boards, as the Directors believe that the interests of the Corporation and its stockholders would most efficiently and effectively be represented by a single board that is familiar with RiverSource and with the management and operation of other funds advised by RiverSource. Messrs. Richie and Maher, the two remaining current Directors after the RiverSource Closing, are expected to continue to serve as Directors, and to serve on the boards of the funds advised by RiverSource.

Effective upon the RiverSource Closing, the number of directors on the Board will increase by two for a total of 12 directors, and each class will consist as nearly as possible of one-third of the entire Board of Directors. If the RiverSource Transaction does not close for any reason, the size of the Board will not be increased, the existing Directors would continue to serve as directors of the Corporation, and the Nominees would not serve as directors of the Corporation.

Kathleen Blatz, Arne H. Carlson, Pamela G. Carlton, Patricia M. Flynn, Anne P. Jones, Jeffrey Laikind, Stephen R. Lewis, Jr., Catherine James Paglia, Alison Taunton-Rigby and William F. Truscott (each a “Nominee” and, collectively, the “Nominees”), each of whom has agreed to serve, have been nominated for election as Directors of the Corporation. Mses. Blatz, Carlton and Taunton-Rigby and Mr. Truscott have been nominated for election to the class of directors whose term will expire at the annual meeting to be held in 2009, Ms. Jones and Mr. Carlson have been nominated for election to the class of directors whose term will expire at the annual meeting to be held in 2010, and Mses. Flynn and Paglia and Messrs. Laikind and Lewis have been nominated for election to the class of directors whose term will expire at the annual meeting to be held in 2011, so that the term of office of one class will expire in each year, and each Nominee shall hold office until his or her successor is elected and qualifies. Thereafter, Directors will hold office until the third annual meeting following their election and until their successors are duly elected and qualify. If an unforeseen event prevents a Nominee from serving, your votes will be cast for the election of a substitute selected by the Directors of the Corporation.

All Nominees other than Mr. Lewis and Ms. Paglia are to be elected by the holders of the Corporation’s common stock and Preferred Stock, voting together as a single class. Mr. Lewis and Ms. Paglia have been nominated for election by the holders of Preferred Stock, voting as a separate class. Each Nominee other than Mr. Lewis and Ms. Paglia, if elected, is designated as both a Common and Preferred Director, and Mr. Lewis and Ms. Paglia are each designated as a Preferred Director.

Information Regarding the Nominees

Background information regarding each of the Nominees follows.

Name (Age), Address and Position with Corporation	Term of Office if Elected and Length of Time Served	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex[1] to be Overseen by Nominee
Independent Director Nominees
Kathleen Blatz (53) 901 S. Marquette Ave., Minneapolis, MN 55402	2008-2009; N/A	Chief Justice, Minnesota Supreme Court, 1998-2006; Director of RiverSource funds since 2006; Trustee of St. Thomas University, the Judicial Conference Committee on Federal-State Jurisdiction; Vice Chair of the Minnesota Supreme Court Foster Care and Permanency Task Force.	163

Arne H. Carlson (73) 901 S. Marquette Ave., Minneapolis, MN 55402	2008-2010; N/A	Independent Chair of the Boards of RiverSource Funds, 1999-2006; Chair, Board Services Corporation; former Governor of Minnesota	163

Pamela G. Carlton (53) 901 S. Marquette Ave., Minneapolis, MN 55402	2008-2009; N/A	President, Springboard-Partners in Cross Cultural Learning LLC; Director of RiverSource funds since 2007.	163

Patricia M. Flynn (57) 901 S. Marquette Ave., Minneapolis, MN 55402	2008-2011; N/A	Trustee Professor of Economics and Management, Bentley College; Director of RiverSource funds since 2004; former Dean, McCallum Graduate School of Business and its Graduate, Executive and Professional Education programs, Bentley College	163

Anne P. Jones (73) 901 S. Marquette Ave., Minneapolis, MN 55402	2008-2010; N/A	Attorney and Consultant; Director of RiverSource funds since 1985.	163

Jeffrey Laikind (72) 901 S. Marquette Ave., Minneapolis, MN 55402	2008-2011; N/A	Former Managing Director, Shikiar Asset Management; Director of RiverSource funds since 2005.	163

Stephen R. Lewis, Jr. (69) 901 S. Marquette Ave., Minneapolis, MN 55402	2008-2011; N/A	President Emeritus and Professor of Economics, Carleton College; Director of RiverSource funds since 2002; Director of Valmont Industries, Inc.; Trustee of the Carnegie Endowment for International Peace and the William Mitchell College of Law.	163

Name (Age), Address and Position with Corporation	Term of Office if Elected and Length of Time Served	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex[1] to be Overseen by Nominee
Catherine James Paglia (55) 901 S. Marquette Ave., Minneapolis, MN 55402	2008-2011; N/A	Director, Enterprise Asset Management, Inc.; Director of RiverSource funds since 2004; Trustee of Carleton College.	163

Alison Taunton-Rigby (64) 901 S. Marquette Ave., Minneapolis, MN 55402	2008-2009; N/A	Chief Executive Officer, RiboNovix, Inc. since 2003; former President, Forester Biotech; Director of RiverSource funds since 2002; Director of Healthways, Inc., Idera Pharmaceuticals, Inc., Abt Associates, Inc. and the Children’s Hospital of Boston; Director/Trustee of the Biomedical, Science Careers Program, the Mass Women’s Forum, the Whitehead Institute and Bentley College Business Ethics Board.	163
Interested Director Nominee
William F. Truscott* (47) 53600 Ameriprise Financial Center, Minneapolis, MN 55474	2008-2009; N/A	President, U.S. Asset Management and Chief Investment Officer, Ameriprise Financial, Inc.; President, Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC since 2005; Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Chairman of the Board, Chief Executive Officer; President, RiverSource Distributors, Inc. since 2006; Senior Vice President, Chief Investment Officer, Ameriprise Financial, Inc.; Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC, 2001-2005; Director of RiverSource funds since 2001.	163

*	If elected, Mr. Truscott would be considered an “interested person” of the Corporation, as defined in the 1940 Act, by virtue of his positions with Ameriprise and RiverSource.
[1]

This table assumes the RiverSource Closing occurs. “Fund Complex” is comprised of the RiverSource complex of funds (currently consists of 27 registered investment companies (comprising 104 separate portfolios)) and the Seligman Group of Funds (currently consists of 22 registered investment companies (comprising 59 separate portfolios)).

Information regarding the Directors of the Corporation follows. The address of each Director and officer is 100 Park Avenue, New York, New York 10017.

Name (Age) and Position With Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex* Overseen
Independent Directors
Maureen Fonseca (52) Director	2008-2011; July 2007 to Date	Head of School, The Masters School (education); Director or Trustee of each of the investment companies of the Seligman Group of Funds; Trustee, New York State Association of Independent Schools and Greens Farms Academy (education); and Commissioner, Middle States Association (education).	59

Betsy S. Michel (66) Director	2008-2011; 1990 to Date	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and Drew University (Madison, NJ). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI) and Trustee, World Learning, Inc. (international educational training) and Council of New Jersey Grantmakers.	59

James N. Whitson (73) Director	2008-2011; 1993 to Date	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds; and Director, CommScope, Inc. (manufacturer of telecommunications equipment). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).	59

*	“Fund Complex” for current Directors reflects only the portfolios in the Seligman Group of Funds, which currently consists of 22 registered investment companies (comprising 59 separate portfolios), including the Corporation.

Name (Age) and Position With Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen
John R. Galvin (79) Director	2006-2009; 1995 to Date	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics); Governor of the Center for Creative Leadership; and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, Director of USLIFE Corporation (life insurance). From June 1987 to June 1992, Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.	59

John F. Maher (65) Director	2007-2010; December 2006 to Date	Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank). Director or Trustee of each of the investment companies of the Seligman Group of Funds. From 1989 to 1999, Director, Baker Hughes (energy products and services).	59

Name (Age) and Position With Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen
Frank A. McPherson (75) Director	2007-2010; 1995 to Date	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds; and Director, DCP Midstream GP, LLP (natural gas processing and transporting), Integris Health (owner of various hospitals), Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), Oklahoma Chapter of the Nature Conservancy, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, Oklahoma City Chamber of Commerce and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.	59

Leroy C. Richie (66) Director	2007-2010; 2000 to Date	Counsel, Lewis & Munday, P.C. (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds; Director, Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally, Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services provider offering physical delivery and related services for both electricity and natural gas); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.	59

Robert L. Shafer (76) Director	2006-2009; 1991 to Date	Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds. Formerly, from May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from December 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).	59

Name (Age) and Position With Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Nominee
Interested Directors
William C. Morris** (70) Director and Chairman	2006-2009; 1988 to Date	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics, Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.	59

Name (Age) and Position With Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Nominee
Brian T. Zino** (55) Director, President and Chief Executive Officer	2008-2011; Dir.: 1993 to Date Pres.: 1995 to Date CEO: 2002 to Date	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer and Director or Trustee of each of the investment companies of the Seligman Group of Funds; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp; and a member of the Board of Governors of the Investment Company Institute. Formerly, Director and Chairman, ICI Mutual Insurance Company.	59

**	Messrs. Morris and Zino are considered “interested persons” of the Corporation, as defined in the 1940 Act, by virtue of their positions with Seligman and its affiliates.

Beneficial Ownership of Shares of the Corporation and Seligman Group of Funds

As of June 30, 2008 (unless otherwise indicated), each Director (and Nominee) beneficially owned shares of the Corporation and the investment companies of the Seligman Group of Funds as follows:

Name of Director or Nominee	Dollar Range of Shares Owned by Director or Nominee of the Corporation	Aggregate Dollar Range of Shares Owned by Director or Nominee of All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies*

Independent Director Nominees**
Kathleen Blatz	$1-$10,000	Over $100,000
Arne H. Carlson	$1-$10,000	Over $100,000
Pamela G. Carlton	$1-$10,000	$1-$10,000
Patricia M. Flynn	$1-$10,000	Over $100,000***
Anne P. Jones	$1-$10,000	Over $100,000
Jeffrey Laikind	$1-$10,000	Over $100,000
Stephen R. Lewis, Jr.	$1-$10,000	Over $100,000***
Catherine James Paglia	$1-$10,000	Over $100,000***
Alison Taunton-Rigby	$1-$10,000	Over $100,000

Independent Directors
Maureen Fonseca	$1-$10,000	$1-$10,000
John R. Galvin	$1-$10,000	$50,001-$100,000
John F. Maher	$1-$10,000	Over $100,000
Frank A. McPherson	$1-$10,000	Over $100,000
Betsy S. Michel	$1-$10,000	Over $100,000
Leroy C. Richie	$1-$10,000	Over $100,000
Robert L. Shafer	$1-$10,000	Over $100,000
James N. Whitson	$10,001-$50,000	Over $100,000
Interested Director Nominee**
William F. Truscott	$1-$10,000	Over $100,000

Name of Director or Nominee	Dollar Range of Shares Owned by Director or Nominee of the Corporation	Aggregate Dollar Range of Shares Owned by Director or Nominee of All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies*

Interested Directors
William C. Morris	Over $100,000	Over $100,000
Brian T. Zino	$10,001-$50,000	Over $100,000

*	For the purposes of this table, “Family of Investment Companies” assumes that the closing of the RiverSource Transaction has occurred and includes funds in the RiverSource complex of funds and the Seligman Group of Funds.
**	Acquired indicated shares of the Corporation’s stock after June 30, 2008.
***	With respect to funds in the RiverSource complex of funds, includes deferred compensation invested in share equivalents.

Section 16(a) Beneficial Ownership Reporting Compliance

During the year ended December 31, 2007, no late filings were made by reporting persons in respect of the Corporation.

Arrangements for Selection as Nominee

In light of the RiverSource Transaction, the Board determined that nomination of persons who are more familiar with RiverSource and with the management and operation of other funds advised by RiverSource would facilitate the efficient and effective representation of stockholder interests. All Nominees were reviewed based on the criteria generally employed by the Corporation’s Director Nominating Committee (which is comprised of independent Directors) to review candidates for nomination as Director and were unanimously recommended by such committee for election as directors.

Transactions in Securities of Seligman

No Director or Nominee has purchased or sold any securities, in an amount exceeding 1% of the outstanding securities, of Seligman or any subsidiary, except that each of Messrs. Morris and Zino, each an interested Director, has agreed to sell his stock in Seligman, representing approximately 55% and 9.4%, respectively, of the outstanding stock of Seligman, to RiverSource in connection with the RiverSource Transaction.

Current Committees of the Board

The Corporation’s Board met nine times during the fiscal year ended December 31, 2007. The standing committees of the Board include the Board Operations Committee, Audit Committee, and Director Nominating Committee (each a “Committee”). These Committees are comprised solely of Directors who are not “interested persons” of the Corporation as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met six times during the fiscal year ended December 31, 2007. Members of the Committee, Messrs. McPherson (Chairman), Maher, Richie, Shafer and Whitson, General Galvin, and Mses. Fonseca and Michel, are the independent Directors of the Corporation. In his capacity as Chairman of the Board Operations Committee, Mr. McPherson performs duties similar to those of a “lead independent director,” as he chairs meetings of the independent Directors, and acts as a point of contact between the independent Directors and Seligman between Board meetings in respect of general matters.

Audit Committee. This Committee recommends an independent registered public accounting firm for selection as auditors by the Board annually. In addition, this Committee assists the Board in its oversight of the Corporation’s financial reporting process and operates pursuant to a written charter last amended on March 17, 2005, a copy of which is available at www.seligman.com. The Committee met four times during the year ended December 31, 2007. Members of this Committee are Messrs. Whitson (Chairman), Maher and Richie and General Galvin. The members of this Committee are “independent” as required by applicable listing standards of the NYSE.

Director Nominating Committee. Members of the Director Nominating Committee are Messrs. Shafer (Chairman) and McPherson and Ms. Michel. The Director Nominating Committee met twice during the year ended December 31, 2007. Pursuant to its written charter adopted by the Board of Directors on March 18, 2004, the Director Nominating Committee identifies, evaluates, selects and nominates, or recommends for nomination, candidates for the Board. It also may set standards or qualifications for Directors. The Director Nominating Committee may consider candidates for the Board submitted by current Directors, Seligman, the stockholders and other appropriate sources.

The Director Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least $10,000 of the Corporation’s outstanding common stock for at least one year at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Director Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at 100 Park Avenue, New York, New York 10017 not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of stockholders. The Director Nominating Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Director Nominating Committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The Director Nominating Committee will consider and evaluate candidates submitted by the nominating stockholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria may include the candidate’s relevant knowledge, experience and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Corporation and the candidate’s ability to qualify as a disinterested Director. The charter for the Director Nominating Committee, which provides a detailed description of the criteria used by the Director Nominating Committee as well as information required to be provided by stockholders submitting candidates for consideration by the Director Nominating Committee, is available at www.seligman.com.

Proposed Committees

The Nominees have indicated that if they are elected, they intend to organize the following committees of the Board:

Board Governance Committee. This committee would recommend to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the

Board; and a process for evaluating the Board’s performance. The committee would also review candidates for Board membership including candidates recommended by stockholders of the Corporation. The committee would also make recommendations to the Board regarding responsibilities and duties of the Board, oversee proxy voting and support the work of the Chairperson of the Board (the “Chairperson”) in relation to furthering the interests of the Corporation and its stockholders on external matters.

Compliance Committee. This committee would support the Corporation’s maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Corporation or its key service providers; would develop and implement, in coordination with the Corporation’s Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and would provide a designated forum for the Corporation’s CCO to meet with independent Board members on a regular basis to discuss compliance matters.

Contracts Committee. This committee would review and oversee the contractual relationships with service providers and would receive and analyze reports covering the level and quality of services provided under contracts with the Corporation and advise the Board regarding actions taken on these contracts during the annual review process.

Executive Committee. This committee would act for the Board between meetings of the Board.

Investment Review Committee. This committee would review and oversee the management of the Corporation’s assets and would consider investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and report areas of concern to the Board.

Audit Committee. This committee would oversee the accounting and financial reporting processes of the Corporation and internal controls over financial reporting and would oversee the quality and integrity of the Corporation’s financial statements and independent audits as well as the Corporation’s compliance with legal and regulatory requirements relating to the Corporation’s accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also would make recommendations regarding the selection of the Corporation’s independent auditor and review and evaluate the qualifications, independence and performance of the auditor.

Procedures for Communications to the Board of Directors

The Board of Directors has adopted a process for stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director, a stockholder must send written communications to 100 Park Avenue, New York, New York 10017, addressed to the Board of Directors of Seligman Select Municipal Fund, Inc. or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director. Consistent with the Corporation’s policy, each member of the Board of Directors will be encouraged to attend the next annual meeting of stockholders. There were two members of the Board of Directors in attendance at the Corporation’s 2008 Annual Meeting of Stockholders.

Executive Officers of the Corporation

Information with respect to executive officers of the Corporation, other than Messrs. Morris and Zino, is as follows:

Name (Age) and Position With the Corporation*	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Thomas G. Moles (66)** Executive Vice President and Co-Portfolio Manager	EVP: 2002 to Date Portfolio Mgr.: 1990 to 2003 Co-Portfolio Mgr.: 2003 to Date	Mr. Moles is a Director and Managing Director of Seligman; Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., and Seligman Pennsylvania Municipal Fund Series (each an open-end registered investment company); and Director, Seligman Advisors, Inc. and Seligman Services, Inc. (each a limited purpose broker-dealer). Formerly, President, Seligman Select Municipal Fund, Inc.

Eileen A. Comerford (49)** Vice President and Co-Portfolio Manager	VP: 1991 to Date Co-Portfolio Mgr.: 2003 to Date	Ms. Comerford is a Managing Director of Seligman and Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., and Seligman Pennsylvania Municipal Fund Series (each an open-end registered investment company).

Eleanor T.M. Hoagland (57)** Vice President and Chief Compliance Officer	2004 to Date	Ms. Hoagland is a Managing Director of Seligman and Vice President and Chief Compliance Officer for each of the investment companies of the Seligman Group of Funds.

Audrey G. Kuchtyak (48) Vice President	1990 to Date	Ms. Kuchtyak is a Senior Vice President, Investment Officer of Seligman.

Lawrence P. Vogel (52) Vice President and Treasurer	VP: 1992 to Date; Treas: 2000 to Date	Mr. Vogel is Senior Vice President and Treasurer, Investment Companies, of Seligman, Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds and Treasurer of SDC.

Thomas G. Rose (50)** Vice President	2000 to Date	Mr. Rose is Managing Director, Chief Financial Officer, and Treasurer of Seligman, and Senior Vice President, Finance of Seligman Advisors, Inc. and SDC. He is a Vice President of each of the investment companies of the Seligman Group of Funds, Seligman International, Inc. and Seligman Services, Inc.

Name (Age) and Position With the Corporation*	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Paul B. Goucher (39)** Secretary and Chief Legal Officer	July 2008 to Date	Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds; and Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Associate General Counsel and Assistant Corporate Secretary, J. & W. Seligman & Co. Incorporated, Assistant Secretary of each of the investment companies in the Seligman Group of Funds; and Assistant Corporate Secretary, Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp.

*	All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation. The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.
**	Shareholder of Seligman.

Remuneration for Directors and Officers

Directors of the Corporation who are not employees of Seligman or its affiliates each receive an annual retainer fee of $60,000, the amount of which is shared by the Corporation and the other investment companies in the Seligman Group of Funds. For the year ended December 31, 2007, the Corporation paid each Director a portion of an aggregate retainer fee in the amount (for each Director that served for a full year) of $1,435. In addition, such Directors are currently paid a total of $3,000 for each day on which they attend Board and/or Committee meetings ($1,500 for telephonic attendance at certain meetings), the amount of which is shared by the Corporation and the other investment companies of the Seligman Group of Funds meeting on the same day. The Directors are also reimbursed for the expenses of attending meetings. There were seven Directors who were not employees of Seligman or its affiliates at the beginning of 2007. Following the Meeting, assuming all Nominees are elected as directors of the Corporation, there will be one Director who is an employee of RiverSource or its affiliates. Total Directors’ fees paid by the Corporation to the Directors listed below for the year ended December 31, 2007 were as follows:

Number of Directors in Group	Capacity in which Remuneration was Received	Aggregate Direct Remuneration
8	Directors and Members of Committees	$22,714

Director’s attendance, retainer and/or committee fees paid to each Director during 2007 were as follows:

Name	Aggregate Compensation From Corporation	Pension or Retirement Benefits Accrued as Part of Corporation Expenses	Total Compensation From Corporation and Seligman Group of Funds Complex*
Maureen Fonseca**	$1,129	–0–	$43,565
John R. Galvin	2,949	–0–	106,500
John F. Maher***	3,058	–0–	105,000
Frank A. McPherson	3,000	–0–	106,500
Betsy S. Michel	3,227	–0–	112,500
Leroy C. Richie	3,175	–0–	112,500
Robert L. Shafer	3,227	–0–	112,500
James N. Whitson	2,949	–0–	106,500

*	For the year ended December 31, 2007, there were twenty-three registered investment companies in the Seligman Group of Funds, including the Corporation.
**	Dr. Fonseca became a Director on July 19, 2007.
***	Mr. Maher is currently deferring compensation pursuant to the Corporation’s deferred compensation plan. Mr. Maher has accrued deferred compensation (including earnings/losses) in respect of the Corporation in the amount of $3,045 as of December 31, 2007.

No compensation is paid by the Corporation or funds in the Seligman Group of Funds to Directors or officers of the Corporation or funds in the Seligman Group of Funds, as applicable, who are employees or officers of Seligman.

Required Vote and Recommendation

Holders of the Corporation’s Preferred Stock vote together with the Corporation’s common stock on the election of Directors, except that such holders are also entitled as a separate class to elect an additional two Directors. Each Nominee, other than the Nominees to be elected by holders of Preferred Stock as a separate class (Mr. Lewis and Ms. Paglia), is to be elected by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon. In the case of the Nominees to be elected by holders of Preferred Stock voting as a separate class, the election of such Nominees requires the affirmative vote of the holders of a plurality of outstanding shares of the Preferred Stock.

Your Board of Directors Unanimously Recommends that You Vote FOR the Election of Each of the Nominees to Serve as Director of the Corporation.

OTHER INFORMATION

Other Matters to Come Before the Meeting

Under Maryland law, the only matters that may be acted on at a special meeting of stockholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to Proposals 1, 2 or 3, no other business may properly come before the Meeting. The persons named as proxies will vote on such procedural matters in accordance with their discretion.

Stockholder Proposals

Notice is hereby given that, under the stockholder proposal rule under the 1934 Act (Rule 14a-8), any stockholder proposal that may properly be included in the proxy solicitation material for the next annual meeting must be received by the Corporation no later than February 4, 2009. Timely notice of stockholder proposals submitted outside the Rule 14a-8 process must be received by the Corporation no earlier than January 5, 2009 and no later than 5:00 P.M., Eastern time, February 4, 2009, to be eligible for presentation at the 2009 annual meeting. The Corporation’s Bylaws require that certain information must be provided by the stockholder to the Corporation when notice of a nominee or proposal is submitted to the Corporation. If the Acquisition is approved and consummated, there will not be a 2009 annual meeting of the Corporation.

Expenses

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid by RiverSource, and not by the Corporation. In addition to the use of the mails, proxies may be solicited personally or via facsimile, telephone or the Internet by Directors, officers and employees of the Corporation, Seligman, Seligman Advisors, Inc., Seligman Services, Inc., SDC, Ameriprise, RiverSource and their affiliates and the Corporation may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. The Corporation has engaged Georgeson Inc., 199 Water Street, New York, New York 10038 to assist in soliciting for a fee of approximately $9,500 plus expenses.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TOUCH-TONE TELEPHONE AND INTERNET VOTING ARE AVAILABLE TO AUTHORIZE PROXIES TO CAST YOUR VOTES AT THE MEETING.

By order of the Board of Directors,

Paul B. Goucher,

Secretary

It is important that you authorize proxies promptly. All stockholders, including those who expect to attend the Meeting, are urged to authorize their proxy as soon as possible by accessing the Internet site listed on the enclosed proxy card, by calling the toll-free number listed on the enclosed proxy card, or by mailing the enclosed proxy card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting you will need proof of ownership of the shares of the Corporation, such as your proxy (or a copy thereof) or, if your share is held in street name, a proxy from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the Corporation.

APPENDIX A

AGREEMENT AND PLAN OF MERGER AND LIQUIDATION

THIS AGREEMENT AND PLAN OF MERGER AND LIQUIDATION (the “Agreement”) is made as of this 3rd day of September, 2008, between and among Seligman Municipal Fund Series, Inc., a Maryland corporation (“Municipal Fund”), with its principal place of business at 100 Park Avenue, New York, New York 10017, on behalf of its National Municipal Class (“National Fund”), and Seligman Select Municipal Fund, Inc., a Maryland corporation (“Select Municipal”), with its principal place of business at 100 Park Avenue, New York, New York 10017, and, solely for the purposes of Section 10.2 hereof, RiverSource Investments, LLC, a Minnesota limited liability company (“RiverSource”), with its principal place of business at 200 Ameriprise Financial Center, Minneapolis, MN 55474. References herein to National Fund shall mean Municipal Fund on behalf of National Fund, unless the context of this Agreement or applicable law requires otherwise. Select Acquisition LLC (“Merger Sub”), a Maryland limited liability company to be organized as a wholly owned subsidiary of National Fund, will become a party hereto as provided herein.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 362, 368, and 381 of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations promulgated thereunder. The reorganization will consist of the merger (the “Merger”) of Select Municipal with and into Merger Sub in which Merger Sub will be the survivor and pursuant to which common stockholders of Select Municipal will receive solely shares of Class A Common Stock, ($.001 par value per share), of National Fund (the “National Fund Shares”). Immediately after the Merger, Merger Sub will distribute its assets to National Fund, and National Fund will assume the liabilities of Merger Sub, in complete liquidation of Merger Sub as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, National Fund is a series of Municipal Fund, an open-end, registered investment company of the management type;

WHEREAS, Select Municipal is a closed-end, registered investment company of the management type and Select Municipal owns securities, which generally are assets of the character in which National Fund is permitted to invest;

WHEREAS, National Fund will, from and at all times following the organization of Merger Sub, be the sole member (the “Member”) of Merger Sub;

WHEREAS, the Board of Directors of Municipal Fund has determined that the Merger and the subsequent liquidation of Merger Sub as contemplated hereby are in the best interests of National Fund and its stockholders and that the interests of the existing stockholders of National Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Directors of Select Municipal has determined that the Merger is in the best interests of Select Municipal and its stockholders and that the interests of the existing stockholders of Select Municipal would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	MERGER, LIQUIDATION AND REDEMPTION FEE

1.1.	Subject to the requisite approval of Select Municipal stockholders and the redemption of Select Municipal’s outstanding shares of preferred stock and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 3.1) Select Municipal shall be merged with and into Merger Sub and the separate corporate existence of Select Municipal shall thereupon cease. Merger Sub shall be the surviving company in the Merger (sometimes hereinafter referred to as the “Surviving Company”), and the separate limited liability company existence of Merger Sub with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger. The Merger shall have the effects specified in the Maryland General Corporation Law, as amended (the “MGCL”) and the Maryland Limited Liability Company Act (the “MLLCA”).

1.2.	At the Effective Time, as a result of the Merger and without any action on the part of the holder of any stock of Select Municipal:

(a)	Each share of common stock, par value $0.01 per share (the “Select Common Stock”), of Select Municipal issued and outstanding immediately prior to the Effective Time shall be converted into, and become exchangeable for, the right to receive the number of full and fractional National Fund Shares determined by dividing the net assets per share of Select Common Stock, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one National Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2.

(b)	Certificates representing interests in shares of Select Common Stock will represent the right to receive a number of National Fund Shares after the Effective Time, as determined in accordance with Section 2.3. National Fund shall not issue certificates representing National Fund Shares in connection with such exchange.

(c)	Ownership of National Fund Shares will be shown on the books of National Fund, which acts as its own transfer agent.

(d)	The membership interests in Merger Sub issued and outstanding immediately prior to the Effective Time shall remain unchanged as a result of the Merger and shall remain as the issued and outstanding membership interests of the Surviving Company.

1.3.	The articles of organization of Merger Sub as in effect immediately prior to the Effective Time shall be the articles of organization of the Surviving Company (the “Articles of Organization”), until duly amended as provided therein or by applicable law. The operating agreement of the Merger Sub in effect immediately prior to the Effective Time shall be the operating agreement of the Surviving Company (the “Operating Agreement”), until thereafter amended as provided therein or by applicable law.

1.4.

All National Fund Shares to be issued pursuant to the Merger shall be deemed issued and outstanding as of the Effective Time and, whenever a dividend or other distribution is declared by National Fund in respect of the National Fund Shares, the record date for which is at or after the Effective Time, that declaration shall include dividends or other distributions in respect of all National Fund Shares issuable pursuant to this Agreement.

1.5.	From and after the Effective Time, there shall be no transfers on the stock transfer books of Select Municipal of the shares of Select Common Stock that were outstanding immediately prior to the Effective Time.

1.6.	In accordance with Section 3-202(c)(1) of the MGCL, no appraisal rights shall be available to holders of shares of Select Common Stock in connection with the Merger because the Select Common Stock is listed on the New York Stock Exchange.

1.7.	Select Municipal will provide National Fund with a list of all of Select Municipal’s assets within a reasonable time prior to the closing date provided for in paragraph 3.1 (the “Closing Date”). Select Municipal reserves the right to sell any of these securities but will not, without the prior approval of National Fund, acquire any additional securities other than securities of the type in which National Fund is permitted to invest. In the event that Select Municipal holds any investments which National Fund may not or does not desire to hold, in its discretion, Select Municipal will dispose of such securities prior to the Closing Date.

1.8.	Select Municipal will endeavor to discharge or fully reserve for all of its known liabilities and obligations prior to the Closing Date. On or as soon as practicable prior to the Closing Date, Select Municipal will declare and pay to its stockholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.9.	As soon as is reasonably practicable after the Effective Time, Merger Sub shall be dissolved and National Fund will assume all of Merger Sub’s liabilities and obligations, known and unknown, contingent or otherwise, whether or not determinable, and Merger Sub will distribute to National Fund, which will be the sole member of Merger Sub at such time, all of the assets of Merger Sub in complete liquidation of its interest in Merger Sub. As soon as reasonably practicable after such assumption by National Fund of Merger Sub’s liabilities and obligations and such distribution of Merger Sub’s assets to National Fund, and after the taking of all other actions required under the laws of the State of Maryland and the Articles of Organization and Operating Agreement of Merger Sub in connection with the dissolution and termination of Merger Sub, Merger Sub shall prepare, execute and file with the State Department of Assessments and Taxation of Maryland (the “SDAT”), and elsewhere as may be necessary or appropriate, Articles of Cancellation and such other documents as may be required to dissolve and terminate Merger Sub.

1.10.	Any reporting responsibility of Select Municipal, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of Select Municipal until the Effective Time and thereafter shall be the responsibility of National Fund.

1.11.	Any transfer taxes payable upon issuance of National Fund Shares in a name other than the registered holder of Select Common Stock on the books of Select Municipal as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such National Fund Shares are to be issued and transferred.

1.12.	National Fund Shares issued to Select Municipal Stockholders pursuant to Section 1.2 hereof shall with respect to redemptions and exchanges for shares of another open-end investment company sponsored by the Manager or RiverSource occurring within one year from the Closing Date, be subject to a redemption fee equal to 2% of the net asset value of such shares at the time such shares are so redeemed or exchanged. Such redemption fee shall be deducted from the amount otherwise payable to holders of such National Fund Shares upon such redemption or exchange and shall be retained by National Fund. The level and duration of the redemption fee may be reduced, or the fee may be terminated, at any time at the discretion of National Fund.

2.	VALUATION

2.1.	For purposes of paragraph 1.2(a) hereof, the net assets per share of Select Common Stock shall be the net assets per share of Select Common Stock computed as of the time immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures established by Select Municipal’s Board of Directors.

2.2.	For purposes of paragraph 1.2(a) hereof, the net asset value of a National Fund Share shall be the net asset value per share computed as of the time immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in National Fund’s then-current prospectus or statement of additional information with respect to National Fund, and valuation procedures established by Municipal Fund’s Board of Directors.

2.3.	The number of National Fund Shares to be issued (including fractional shares, if any) pursuant to paragraph 1.2(a) hereof shall be determined by dividing the value of the net assets of Select Common Stock determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a National Fund Share, determined in accordance with paragraph 2.2.

2.4.	All computations of value shall be made by Select Municipal’s designated record keeping agent and shall be subject to confirmation by National Fund’s record keeping agent.

3.	CLOSING AND CLOSING DATE

3.1.	The Closing Date shall be such date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the time immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of Sullivan & Cromwell LLP or at such other time and/or place as the parties may agree. As soon as practicable following the Closing, Select Municipal and National Fund will cause Articles of Merger (the “Maryland Articles of Merger”) to be executed, acknowledged and filed with the SDAT as required by the MGCL and the MLLCA. The Merger shall become effective at the time when the Maryland Articles of Merger have been accepted for record by the SDAT or at such later time as may be agreed by the parties and specified in the Maryland Articles of Merger that is not more than 30 days after the Maryland Articles of Merger are accepted for record by the SDAT (the “Effective Time”).

3.2.	Select Municipal shall direct an authorized officer to deliver at the Closing a certificate stating that Select Municipal’s records contain the names and addresses of Select Municipal stockholders and the number and percentage ownership of outstanding shares owned by each such stockholder immediately prior to the Closing. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.3.	In the event that on the Valuation Date (a) the primary trading market for portfolio securities of National Fund or Select Municipal shall be closed to trading or trading thereupon shall be restricted or (b) trading or the reporting of trading shall be disrupted so that, in the judgment of the Board of Directors of Select Municipal or the Board of Directors of Municipal Fund, accurate appraisal of the value of the net assets of National Fund or Select Municipal is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1.	Except as has been disclosed to National Fund, Select Municipal represents and warrants to National Fund and Merger Sub as follows:

(a)	Select Municipal is a duly organized, validly existing corporation in good standing under the laws of the State of Maryland, is in good standing with the SDAT and has the power to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)	Select Municipal is a registered investment company classified as a management company of the closed-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and shares of Select Common Stock are currently listed and traded on the New York Stock Exchange;

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Select Municipal of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)	On the Closing Date, Select Municipal will have good and marketable title to all of its assets to be held immediately prior to the Effective Time and Merger Sub will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to National Fund;

(e)	Select Municipal is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Select Municipal’s charter or Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Select Municipal is a party or by which Select Municipal is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Select Municipal is a party or by which Select Municipal is bound;

(f)	Select Municipal has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to Select Municipal prior to the Closing Date;

(g)	Except as otherwise disclosed in writing to and accepted by National Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Select Municipal or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Select Municipal knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)	The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of Select Municipal at December 31, 2007 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, and the Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Portfolio of Investments of Select Municipal at June 30, 2008 are in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished to National Fund) present fairly, in all material respects, the financial condition of Select Municipal as of such date in accordance with GAAP, and there are no known contingent liabilities of Select Municipal required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i)	Since December 31, 2007 there has not been any material adverse change in Select Municipal’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Select Municipal of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by National Fund. For the purposes of this subparagraph (i), a decline in net asset value per share of Select Municipal due to declines in market values of securities in Select Municipal’s portfolio, the discharge of Select Municipal liabilities, or the failure of remarketings of the shares of preferred stock of Select Municipal shall not constitute a material adverse change;

(j)	At the date hereof and the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of Select Municipal required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of Select Municipal’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)	For each taxable year of its operation (including the taxable year ending on the Closing Date), Select Municipal has met the requirements of Subchapter M of the

Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, and will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(l)	All of the issued and outstanding shares of Select Common Stock are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Select Municipal and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of Select Common Stock will, at the time of Closing, be held by the persons and in the amounts set forth in the records of Select Municipal, as provided in paragraph 3.3. Select Municipal does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of Select Common Stock, nor is there outstanding any security convertible into any shares of Select Common Stock;

(m)	The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors of Select Municipal, and, subject to the approval of this Agreement and transactions contemplated hereby by stockholders of Select Municipal, this Agreement will constitute a valid and binding obligation of Select Municipal, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)	The information to be furnished by Select Municipal, for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(o)	The proxy statement of Select Municipal (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to Select Municipal, will, on the effective date of the Registration Statement and on the Closing Date, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by National Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2.	National Fund and Merger Sub each hereby represent and warrant to Select Municipal as follows; provided that with respect to representations and warranties made by and concerning Merger Sub, such representations and warranties will be deemed to have been made as of the date Merger Sub becomes a party to this Agreement:

(a)	National Fund is a series of Municipal Fund, a duly organized, validly existing corporation under the laws of the State of Maryland, is in good standing with the SDAT and has the power to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)	Merger Sub is a duly organized, validly existing limited liability company under the laws of the State of Maryland, is in good standing with the SDAT and has the power to own all of its properties and assets and to carry on its business as it is now being conducted;

(c)	Municipal Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, is in full force and effect;

(d)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by National Fund or Merger Sub of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(e)	The current prospectus and statement of additional information of National Fund and each prospectus and statement of additional information of National Fund used during the three years previous to the date of this Agreement, as applicable, conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(f)	On the Closing Date, National Fund will have good and marketable title to National Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which Select Municipal has received notice and necessary documentation at or prior to the Closing;

(g)	Neither National Fund nor Merger Sub is engaged currently, and the execution, delivery and performance of this Agreement by it will not result, in (i) a material violation of Municipal Fund’s charter or Bylaws or Merger Sub’s Operating Agreement or Articles of Organization or of any agreement, indenture, instrument, contract, lease or other undertaking to which National Fund or Merger Sub is a party or by which National Fund or Merger Sub is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which National Fund or Merger Sub is a party or by which National Fund or Merger Sub is bound;

(h)	Except as otherwise disclosed in writing to and accepted by Select Municipal, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against National Fund or Merger Sub or any of their properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of National Fund’s business. Neither National Fund nor Merger Sub knows of any facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)	Since September 30, 2007 there has not been any material adverse change in National Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by National Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Select Municipal. For the purposes of this subparagraph (i), a decline in net asset value per share of National Fund due to declines in market values of securities in National Fund’s portfolio, the discharge of National Fund liabilities, or the redemption of National Fund Shares by stockholders of National Fund shall not constitute a material adverse change;

(j)	At the date hereof and the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of National Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of National Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)	For each taxable year of its operation (including the taxable year ending on the Closing Date), National Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its Federal income tax under Section 852 of the Code;

(l)	All issued and outstanding National Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia, Guam and Puerto Rico in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. National Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any National Fund Shares, nor is there outstanding any security convertible into any National Fund Shares;

(m)

The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Directors of Municipal Fund, by the Member of Merger Sub and by any other person whose consent or approval is required by the Operating Agreement or Articles of Organization of Merger Sub, and this Agreement will constitute a valid and binding obligation of National Fund and Merger Sub, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)	National Fund Shares to be issued and delivered pursuant to paragraph 1.2(a) hereto, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued National Fund Shares, and will be fully paid and non-assessable;

(o)	The information to be furnished by National Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto;

(p)	That insofar as it relates to National Fund, the Registration Statement relating to National Fund Shares issuable hereunder will, on the effective date of the Registration Statement, (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by Select Municipal for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

(q)	All of the issued and outstanding membership interests in Merger Sub are, and at the Effective Time will be, owned by National Fund, and there are (i) no other membership interests or voting securities of Merger Sub, (ii) no securities of Merger Sub convertible into or exchangeable for membership interests or voting securities of Merger Sub and (iii) no options or other rights to acquire from Merger Sub, and no obligations of Merger Sub to issue, any membership interests, voting securities or securities convertible into or exchangeable for capital membership interests or voting securities of Merger Sub. Merger Sub has not conducted any business prior to the date hereof and has no, and prior to the Effective Time will have no, assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the Merger and the other transactions contemplated by this Agreement.

5.	COVENANTS OF NATIONAL FUND AND SELECT MUNICIPAL

5.1.	National Fund and Select Municipal each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and subject to Section 8.6 hereof in the case of Select Municipal.

5.2.	Select Municipal will call a meeting of the stockholders of Select Municipal to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.	Select Municipal covenants that National Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.	Select Municipal will assist National Fund in obtaining such information as National Fund reasonably requests concerning the beneficial ownership of Select Common Stock.

5.5.	Subject to the provisions of this Agreement, National Fund, Merger Sub and Select Municipal will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.	Select Municipal will provide National Fund with information reasonably necessary for the preparation of a prospectus (the “Prospectus”) which will include the Proxy Statement referred to in paragraph 4.1(o), all to be included in a Registration Statement on Form N-14 of National Fund and any supplement or amendment thereto (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder, in connection with the meeting of the stockholders of Select Municipal to consider approval of this Agreement and the transactions contemplated herein.

5.7.	As soon as reasonably practicable after the Effective Time, National Fund will assume all of Merger Sub’s liabilities and obligations, known and unknown, contingent or otherwise, whether or not determinable, and Merger Sub will make a liquidating distribution of all of its assets to National Fund, which will be Merger Sub’s sole member at such time.

5.8.	National Fund and Select Municipal shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.	Select Municipal covenants that it will, from time to time, as and when reasonably requested by National Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as National Fund or Merger Sub may reasonably deem necessary or desirable in order to ultimately vest and confirm Merger Sub’s and, following the liquidating distribution referred to above, National Fund’s title to and possession of all of the assets of Select Municipal and to otherwise carry out the intent and purpose of this Agreement.

5.10.	National Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.11.	Prior to the Effective Time, Municipal Fund shall cause Merger Sub to be organized and shall cause Merger Sub to duly adopt and execute and become a party to this Agreement and cause Merger Sub to take all necessary action to be taken by Merger Sub to implement the provisions of this Agreement.

5.12.	With respect to covenants made by and concerning Merger Sub, such representations and covenants will be deemed to have been made as of the date Merger Sub becomes a party to this Agreement.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF SELECT MUNICIPAL

The obligations of Select Municipal to consummate the transactions provided for herein shall be subject, at Select Municipal’s election, to the performance by National Fund and Merger Sub of all the obligations to be performed by them hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.	All representations and warranties by or on behalf of National Fund and Merger Sub contained in this Agreement shall be true and correct in all material respects as of the date hereof, or, in the case of Merger Sub, the date Merger Sub becomes a party to this Agreement, and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.	National Fund shall have delivered to Select Municipal a certificate executed in its name by its President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Select Municipal and dated as of the Closing Date, to the effect that the representations and warranties by or on behalf of National Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as Select Municipal shall reasonably request;

6.3.	National Fund and Merger Sub shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by National Fund on or before the Closing Date; and

6.4.	Select Municipal and National Fund shall have agreed on the number of full and fractional National Fund Shares to be issued in connection with this Agreement after such number has been calculated in accordance with paragraph 1.2.

6.5.	Select Municipal shall have received on the Closing Date a favorable opinion of Sullivan & Cromwell LLP, counsel to Municipal Fund and Merger Sub, in a form satisfactory to the Secretary of Select Municipal, covering the following points:

That (a) Municipal Fund is a validly existing corporation under the laws of the State of Maryland, is in good standing with the SDAT and has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) National Fund is a duly established class of Municipal Fund; (c) Merger Sub is a validly existing limited liability company under the laws of the State of Maryland, is in good standing with the SDAT and has the power to own all of its properties and assets; (d) the Agreement has been duly authorized, executed and delivered by Municipal Fund on behalf of National Fund and by the Member on behalf of Merger Sub and, assuming due authorization, execution and delivery by the other parties thereto, is a valid and binding obligation of Municipal Fund, on behalf of National Fund, and Merger Sub, enforceable against each in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; (e) the National Fund Shares to be issued to Select Municipal’s common stockholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and nonassessable and no stockholder of National Fund has any preemptive rights to subscription or purchase in respect thereof; (f) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with Municipal Fund’s charter or Bylaws or Merger Sub’s Operating Agreement or Articles of Organization or result in a material violation of any provision of any material agreement

(known to such counsel) to which Municipal Fund or Merger Sub is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which National Fund or Merger Sub is a party or by which it or its property is bound; (g) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by Municipal Fund or Merger Sub of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (h) the Prospectus, as of its date, and the Registration Statement (except as to financial and statistical data contained therein, as to which no opinion need be given), as of the date of the effectiveness of the Registration Statement, appeared on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Prospectus and the Registration Statement; (i) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to Municipal Fund or Merger Sub or their respective assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement which is not described or filed as required or which materially and adversely affect National Fund’s business; and (j) Municipal Fund is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect. For purposes of the foregoing opinion, “knowledge of counsel” may be based on an officer’s certificate.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF NATIONAL FUND AND MERGER SUB

The obligations of National Fund and Merger Sub to consummate the transactions provided for herein shall be subject, at National Fund’s election, to the performance by Select Municipal of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.	All representations and warranties by or on behalf of Select Municipal contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.	Select Municipal shall have delivered to National Fund a statement of Select Municipal’s assets and liabilities, as of the Closing Date, certified by the Treasurer of Select Municipal;

7.3.	Select Municipal shall have delivered to National Fund and Merger Sub on the Closing Date a certificate executed in its name by its President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in form and substance satisfactory to National Fund and dated as of the Closing Date, to the effect that the representations and warranties by or on behalf of Select Municipal made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as National Fund shall reasonably request;

7.4.	Select Municipal shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Select Municipal on or before the Closing Date;

7.5.	Select Municipal and National Fund shall have agreed on the number of full and fractional National Fund Shares to be issued in connection with this Agreement after such number has been calculated in accordance with paragraph 1.2;

7.6.	Select Municipal shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its stockholders (i) substantially all (and in no event less than 98%) of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed;

7.7.	National Fund shall have received on the Closing Date a favorable opinion of Sullivan & Cromwell LLP, counsel to Select Municipal, in a form satisfactory to the Secretary of Municipal Fund, covering the following points:

That (a) Select Municipal is a validly existing corporation under the laws of the State of Maryland, is in good standing with the SDAT and has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by Select Municipal and, assuming due authorization, execution and delivery of the other parties thereto, is a valid and binding obligation of Select Municipal, enforceable against Select Municipal in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, conflict with Select Municipal’s charter or Bylaws or result in a material violation of any provision of any material agreement (known to such counsel) to which Select Municipal is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any material agreement, judgment, or decree to which Select Municipal is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by Select Municipal of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; (e) the Proxy Statement, insofar as the information therein relates to Select Municipal (except as to financial and statistical data contained therein, as to which no opinion need be given), as of its date, appeared on its face to be appropriately responsive in all material respects to the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that such counsel shall be entitled to state that it does not assume any responsibility for the accuracy, completeness or fairness of the Proxy Statement; (f) to the knowledge of such counsel, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to Select Municipal or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the Registration Statement or the Closing Date, which is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement which is not described or filed as required or which materially and adversely affect Select Municipal’s business; and (g) Select Municipal is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect. For purposes of the foregoing opinion “knowledge of counsel” may be based upon an officer’s certificate.

7.8.	Select Municipal shall have delivered to National Fund, pursuant to paragraph 4.1(i), copies of financial statements of Select Municipal as of and for the fiscal year ended December 31, 2007.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF NATIONAL FUND AND SELECT MUNICIPAL

If any of the conditions set forth below do not exist on or before the Closing Date with respect to Select Municipal, National Fund or Merger Sub, the other parties to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.	The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of stock of Select Municipal in accordance with the provisions of Select Municipal’s charter, Bylaws, applicable Maryland law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to National Fund. Notwithstanding anything herein to the contrary, none of National Fund, Merger Sub nor Select Municipal may waive the conditions set forth in this paragraph 8.1. If holders of the outstanding shares of stock of Select Municipal fail to approve the Agreement and the transactions contemplated herein, that failure shall release National Fund, Merger Sub and Select Municipal from their obligations under the Agreement;

8.2.	On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.	All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by National Fund, Merger Sub or Select Municipal to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of National Fund, Merger Sub or Select Municipal, provided that a party hereto may for itself waive any of such conditions;

8.4.	The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5.

The parties shall have received an opinion of Sullivan & Cromwell LLP addressed to Select Municipal and National Fund substantially to the effect that (based upon certain facts, qualifications, assumptions, and representations), for Federal income tax purposes: (i) the transaction contemplated by this Agreement shall constitute a tax-free reorganization and Select Municipal and National Fund will each be a “party to a reorganization” within the meaning of the Code; (ii) no gain or loss will be recognized by Select Municipal stockholders on the conversion of shares of Select Municipal into National Fund Shares; (iii) the aggregate basis of National Fund Shares received by

Select Municipal Stockholders will be the same as the aggregate basis of shares of Select Common Stock surrendered in exchange therefor; and (iv) the holding periods of National Fund Shares received by Select Municipal stockholders will include the holding periods of shares of Select Common Stock surrendered in exchange therefor, provided that at the time of the merger of Select Municipal, shares of Select Common Stock are held by such stockholders as capital assets. The delivery of such opinion is conditioned upon receipt by Sullivan & Cromwell LLP of representations it shall request of National Fund and Select Municipal. Notwithstanding anything herein to the contrary, neither National Fund nor Select Municipal may waive the condition set forth in this paragraph 8.5.

8.6.	Prior to the Closing Date, Select Municipal shall have redeemed all of its outstanding shares of preferred stock.

8.7.	Prior to the Closing Date, stockholders of National Fund shall have approved the proposed new advisory agreement between National Fund and RiverSource at a special meeting of stockholders to be held on November 3, 2008 or at an adjournment thereof in connection with the pending sale of the Manager to RiverSource.

9.	INDEMNIFICATION

9.1.	National Fund shall indemnify and hold harmless Select Municipal and each of Select Municipal’s Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally Select Municipal or any of its Directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by National Fund or Merger Sub of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2.	Select Municipal shall indemnify and hold harmless National Fund and each of National Fund’s Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally National Fund or any of its Directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Select Municipal of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	BROKERAGE FEES AND EXPENSES

10.1.	National Fund and Select Municipal represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.	None of the expenses relating to the Agreement will be borne by National Fund, Merger Sub or Select Municipal. RiverSource will bear the expenses relating to the transactions contemplated by the Agreement. These costs shall include, but not be limited to, preparation of the Registration Statement, printing and distributing National Fund’s prospectus and Select Municipal’s proxy materials, legal fees, and expenses of holding stockholders’ meetings; provided, however, that such costs shall not include any commissions or other costs associated with the purchase or sale of portfolio securities in connection with the transactions contemplated by this agreement.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1.	National Fund, Merger Sub and Select Municipal each agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2.	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

12.1.	This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party (i) by mutual agreement of National Fund and Select Municipal, or (ii) by National Fund or Select Municipal if the Closing shall not have occurred on or before March 31, 2009, unless such date is extended by mutual agreement of National Fund and Select Municipal, or (iii) by National Fund or Select Municipal if the other party (or, in the case of Select Municipal, Merger Sub) shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	AMENDMENTS

13.1.	This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Select Municipal and Municipal Fund; provided, however, that following the meeting of the stockholders of Select Municipal called by Select Municipal pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of National Fund Shares to be issued to Select Municipal Stockholders under this Agreement to the detriment of such stockholders without their further approval.

14.	NOTICES

14.1.	Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to National Fund, Merger Sub or Select Municipal, 100 Park Avenue, New York, New York 10017, attn: Paul B. Goucher, in each case with a copy to Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004, attn: Donald R. Crawshaw.

15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

15.1.	The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2.	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3.	This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws provisions thereof.

15.4.	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.5.	It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, stockholders, nominees, officers, agents, or employees of Municipal Fund or Select Municipal personally, but shall bind only the property of National Fund, Merger Sub or Select Municipal, as the case may be, as provided in their respective charters. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of Select Municipal, Merger Sub or National Fund, as the case may be.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

SELIGMAN MUNICIPAL FUND SERIES, INC. on behalf of its NATIONAL MUNICIPAL CLASS

By:	/s/ Brian T. Zino
Title:	President

SELIGMAN SELECT MUNICIPAL FUND, INC.

By:	/s/ Brian T. Zino
Title:	President
Solely with respect to Section 10.2:

RIVERSOURCE INVESTMENTS, LLC

By:	/s/ William F. Truscott
Title:	President and CEO

IN WITNESS WHEREOF, Select Acquisition LLC has caused this Agreement to be executed by its sole Member as of the date indicated below.

SELECT ACQUISITION LLC

By:	SELIGMAN MUNICIPAL FUND SERIES, INC, on behalf of its NATIONAL MUNICIPAL CLASS, the sole Member of Select Acquisition LLC
By:
Title:
Date:

APPENDIX B

More Information on RiverSource and Seligman Executive Officers and Directors

RiverSource’s principal executive officers and directors and the principal occupation of each are shown below. The address of each such principal executive officer and director is c/o RiverSource Investments LLC, 200 Ameriprise Financial Center, Minneapolis, MN.

Name	Principal Occupation
Patrick T. Bannigan	Director and Senior Vice President – Asset Management, Products and Marketing of RiverSource Investments, LLC. Mr. Bannigan is also Director and Vice President – Asset Management, Products and Marketing for RiverSource Distributors, Inc. and President of the RiverSource Funds.

Peter A. Gallus	Senior Vice President and Chief Operating Officer of RiverSource Investments LLC. Mr. Gallus is also Vice President – Investment Administration for Ameriprise Financial and Vice President – CAO Investment Management for Ameriprise Financial Services. Mr. Gallus also serves as Assistant Vice President of the RiverSource Funds.

Christopher P. Keating	Director, Vice President and Head of Institutional Sales, Client Service and Consultant Relationships of RiverSource Investments LLC.

Michelle Keeley	Director and Executive Vice President – Equities and Fixed Income of RiverSource Investments LLC. Ms. Keeley is also Executive Vice President – Equities and Fixed Income of Ameriprise Financial and Vice President – Investments of the Ameriprise Certificate Company. Ms. Keeley also serves as Vice President of the RiverSource Funds.

Brian J. McGrane	Director, Vice President and Chief Financial Officer of RiverSource Investments LLC. Mr. McGrane is also Senior Vice President and Lead Financial Officer for Ameriprise Financial.

Jennifer D. Lammers	Chief Compliance Officer of RiverSource Investments LLC. Ms. Lammers is also U.S. Asset Management Chief Compliance Officer for Ameriprise Financial and Chief Compliance Officer for the RiverSource Funds, Ameriprise Certificate Company, and Kenwood Capital Management LLC.

Scott R. Plummer	Chief Legal Officer of RiverSource Investments, LLC. Mr. Plummer is also Vice President and Chief Counsel, Asset Management for Ameriprise Financial and Vice President, General Counsel and Secretary of the RiverSource Funds and the Ameriprise Certificate Company.

William F. Truscott	President, Chairman of the Board and Chief Investment Officer of RiverSource Investments LLC. Mr. Truscott is also President – U.S. Asset Management and Chief Investment Officer of Ameriprise Financial, Chairman of the Board, Chief Executive Officer and President of RiverSource Distributors and Director, President and Chief Executive Officer of the Ameriprise Certificate Company. Mr. Truscott also serves as a Board Member and Vice President of the RiverSource Funds.

Seligman’s principal executive officers and directors and the principal occupation of each are shown below. The address of each such principal executive officer and director is c/o 100 Park Avenue, New York, New York 10017.

Name	Principal Occupation
Michael J. Alpert	Managing Director and Portfolio Manager, J. & W. Seligman & Co. Incorporated

John H. Clark	Managing Director, Director and Chief Administrative Officer, J. & W. Seligman & Co. Incorporated; Director of Seligman Advisors, Inc. and Seligman Services, Inc.

John B. Cunningham	Managing Director, Chief Investment Officer and Portfolio Manager, J. & W. Seligman & Co. Incorporated

Neil T. Eigen	Director and Managing Director, J. & W. Seligman & Co. Incorporated; Director of Seligman Advisors, Inc. and Seligman Services, Inc.

Paul B. Goucher	Director, Managing Director, General Counsel, Corporate Secretary and Chief Compliance Officer, J. & W. Seligman & Co. Incorporated; Corporate Secretary of Seligman Advisors, Inc., Seligman Services, Inc. and Seligman Data Corp; Chief Compliance Officer of Seligman Advisors, Inc. and Seligman Services, Inc.

Charles W. Kadlec	Director and Managing Director, J. & W. Seligman & Co. Incorporated; Director of Seligman Advisors, Inc., Director and President of Seligman Services, Inc.

J. Eric Misenheimer	Managing Director and Portfolio Manager, J. & W. Seligman & Co. Incorporated

Thomas G. Moles	Managing Director, Director and Portfolio Manager, J. & W. Seligman & Co. Incorporated; Director of Seligman Advisors, Inc., Director and Vice President of Seligman Services, Inc.

William C. Morris*	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics, Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.

Francis L. Mustaro	Managing Director and Portfolio Manager, J. & W. Seligman & Co. Incorporated

Thomas G. Rose	Managing Director and Chief Financial Officer, J. & W. Seligman & Co. Incorporated

Rodney G.D. Smith	Managing Director and Director, J. & W. Seligman & Co. Incorporated;, Director, Seligman Advisors, Inc. and Seligman Services, Inc.

David F. Stein	Director and Vice Chairman, J. & W. Seligman & Co. Incorporated; Director, Seligman Services, Inc. and Seligman Advisors, Inc.

Name	Principal Occupation

Erik J. Voss	Managing Director and Portfolio Manager, J. & W. Seligman & Co. Incorporated

Paul H. Wick	Director, Managing Director and Portfolio Manager, J. & W. Seligman & Co. Incorporated

Brian T. Zino	Director and President, J. & W. Seligman & Co. Incorporated; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman and Director, Seligman Data Corp.

*	Mr. Morris owns approximately 55% of the stock of Seligman.

APPENDIX C

Financial Highlights

The tables below are intended to help you understand the financial performance of each class of National Fund for the periods presented. Certain information reflects financial results for a single share of a class that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding during a particular period. “Total Return” shows the rate that you would have earned (or lost) on an investment in each class of National Fund, assuming you reinvested all of your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges or taxes investors may incur on distributions or on the redemption of shares, and are not annualized for periods of less than one year.

Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited the information for the fiscal years ended September 30 of each of the five years in the periods then ended. Their report, along with National Fund’s financial statements, is included in the most recent annual report for Municipal Fund Series, which is incorporated by reference into this Proxy Statement/Prospectus and is available upon request.

National Fund

CLASS A
	Six Months Ended 3/31/08	Year Ended September 30,
		2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Period	$7.74	$7.81	$7.88	$7.97	$7.98	$8.05

Income from Investment Operations:
Net investment income	0.15	0.33	0.35	0.34	0.34	0.33
Net realized and unrealized loss on investments	(0.10)	(0.08)	(0.07)	(0.09)	(0.01)	(0.07)

Total from Investment Operations	0.05	0.25	0.28	0.25	0.33	0.26

Less Distributions:
Dividends from net investment income	(0.14)	(0.32)	(0.35)	(0.34)	(0.34)	(0.33)

Total Distributions	(0.14)	(0.32)	(0.35)	(0.34)	(0.34)	(0.33)

Net Asset Value, End of Period	$7.65	$7.74	$7.81	$7.88	$7.97	$7.98

Total Return	0.70%	3.21%	3.58%	3.18%	4.16%	3.29%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$57,417	$58,002	$65,846	$67,861	$73,970	$86,905
Ratio of expenses to average net assets	0.95%*	0.90%	0.92%	0.94%	0.91%	0.95%
Ratio of net investment income to average net assets	3.79%*	4.19%	4.46%	4.29%	4.22%	4.14%
Portfolio turnover rate	10.46%	28.55%	—	4.55%	—	7.04%

C-1

National Fund (continued)

CLASS C
	Six Months Ended 3/31/08	Year Ended September 30,
		2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Period	$7.75	$7.81	$7.88	$7.97	$7.98	$8.05

Income from Investment Operations:
Net investment income	0.11	0.26	0.28	0.27	0.26	0.26
Net realized and unrealized loss on investments	(0.10)	(0.07)	(0.07)	(0.09)	(0.01)	(0.07)

Total from Investment Operations	0.01	0.19	0.21	0.18	0.25	0.19

Less Distributions:
Dividends from net investment income	(0.11)	(0.25)	(0.28)	(0.27)	(0.26)	(0.26)

Total Distributions	(0.11)	(0.25)	(0.28)	(0.27)	(0.26)	(0.26)

Net Asset Value, End of Period	$7.65	$7.75	$7.81	$7.88	$7.97	$7.98

Total Return	0.12%	2.42%	2.66%	2.25%	3.23%	2.36%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,621	$1,729	$2,343	$2,998	$3,503	$5,446
Ratio of expenses to average net assets	1.85%*	1.80%	1.82%	1.84%	1.81%	1.85%
Ratio of net investment income to average net assets	2.89%*	3.29%	3.56%	3.39%	3.32%	3.24%
Portfolio turnover rate	10.46%	28.55%	—	4.55%	—	7.04%

CLASS D
	Six Months Ended 3/31/08	Year Ended September 30,
		2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Period	$7.75	$7.81	$7.88	$7.97	$7.98	$8.05

Income from Investment Operations:
Net investment income	0.11	0.26	0.28	0.27	0.26	0.26
Net realized and unrealized loss on investments	(0.10)	(0.07)	(0.07)	(0.09)	(0.01)	(0.07)

Total from Investment Operations	0.01	0.19	0.21	0.18	0.25	0.19

Less Distributions:
Dividends from net investment income	(0.11)	(0.25)	(0.28)	(0.27)	(0.26)	(0.26)

Total Distributions	(0.11)	(0.25)	(0.28)	(0.27)	(0.26)	(0.26)

Net Asset Value, End of Period	$7.65	$7.75	$7.81	$7.88	$7.97	$7.98

Total Return	0.12%	2.42%	2.66%	2.25%	3.23%	2.36%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$1,098	$1,060	$1,239	$1,600	$1,799	$2,942
Ratio of expenses to average net assets	1.85%*	1.80%	1.82%	1.84%	1.81%	1.85%
Ratio of net investment income to average net assets	2.89%*	3.29%	3.56%	3.39%	3.32%	3.24%
Portfolio turnover rate	10.46%	28.55%	—	4.55%	—	7.04%

*	Annualized.

C-2

APPENDIX D

Form of Proposed Advisory Agreement

FORM OF

INVESTMENT MANAGEMENT SERVICES AGREEMENT

This Agreement dated as of             , is by and between RiverSource Investments, LLC (the “Investment Manager”), a Minnesota limited liability company and Seligman Select Municipal Fund, Inc. (the “Fund”), a Maryland corporation.

Part One: INVESTMENT MANAGEMENT AND OTHER SERVICES

(1)	The Fund hereby retains the Investment Manager, and the Investment Manager hereby agrees, for the period of this Agreement and under the terms and conditions hereinafter set forth, to furnish the Fund continuously with investment advice; to determine, consistent with the Fund’s investment objectives and policies, which securities in the Investment Manager’s discretion shall be purchased, held or sold, and to execute or cause the execution of purchase or sell orders; to prepare and make available to the Fund all necessary research and statistical data in connection therewith; to furnish all other services of whatever nature required in connection with the management of the Fund as provided under this Agreement; and to pay such expenses as may be provided for in Part Three; subject always to the direction and control of the Board of Directors (the “Board”) and the authorized officers of the Fund. The Investment Manager agrees to maintain an adequate organization of competent persons to provide the services and to perform the functions herein mentioned and to maintain adequate oversight over any service providers including subadvisers hired to provide services and to perform the functions herein mentioned. The Investment Manager agrees to meet with any persons at such times as the Board deems appropriate for the purpose of reviewing the Investment Manager’s performance under this Agreement. The Fund agrees that the Investment Manager may subcontract for certain of the services described under this Agreement with the understanding that there shall be no diminution in the quality or level of services and also with the understanding, that the Investment Manager shall obtain such approval from the Fund’s Board and/or its stockholders as is required by law, rules and regulations promulgated thereunder, terms of the Agreement, resolutions of the Board and commitments of the Investment Manager.

(2)	The Investment Manager agrees that the investment advice and investment decisions will be in accordance with general investment policies of the Fund as disclosed to the Investment Manager from time to time by the Fund and as set forth in the prospectus and registration statement filed with the United States Securities and Exchange Commission (the “SEC”).

(3)	The Investment Manager agrees to provide such support as required or requested by the Board in conjunction with voting proxies solicited by or with respect to the issuers of securities in which the Fund’s assets may be invested from time to time. In the event that the Board, in its sole discretion, delegates proxy voting authority to the Investment Manager, the Investment Manager will determine how voting and other rights with respect to securities in which the Fund’s assets may be invested from time to time will be exercised, subject to the control of the Board. Absent such a delegation, the Board will exercise sole voting power with respect to all such proxies.

(4)	The Investment Manager agrees that it will maintain all required records, memoranda, instructions or authorizations relating to the management of the assets for the Fund including the acquisition or disposition of securities, proxy voting and safekeeping of assets.

(5)	The Fund agrees that it will furnish to the Investment Manager any information that the latter may reasonably request with respect to the services performed or to be performed by the Investment Manager under this Agreement.

(6)	In selecting broker-dealers for execution, the Investment Manager will seek to obtain best execution for securities transactions on behalf of the Fund, except where otherwise directed by the Board. In selecting broker-dealers to execute transactions, the Investment Manager will consider not only available prices (including commissions or mark-up), but also other relevant factors such as, without limitation, the characteristics of the security being traded, the size and difficulty of the transaction, the execution, clearance and settlement capabilities as well as the reputation, reliability, and financial soundness of the broker-dealer selected, the broker-dealer’s risk in positioning a block of securities, the broker-dealer’s execution service rendered on a continuing basis and in other transactions, the broker-dealer’s expertise in particular markets, and the broker-dealer’s ability to provide research services. To the extent permitted by law, and consistent with its obligation to seek best execution, the Investment Manager may execute transactions or pay a broker-dealer a commission or markup in excess of that which another broker-dealer might have charged for executing a transaction provided that the Investment Manager determines, in good faith, that the execution is appropriate or the commission or markup is reasonable in relation to the value of the brokerage and/or research services provided, viewed in terms of either that particular transaction or the Investment Manager’s overall responsibilities with respect to the Fund and other clients for which it acts as investment adviser. The Investment Manager shall not consider the sale or promotion of shares of the Fund, or other affiliated products, as a factor in the selection of broker-dealers through which transactions are executed.

(7)	Except for bad faith, intentional misconduct or negligence in regard to the performance of its duties under this Agreement, neither the Investment Manager, nor any of its respective directors, officers, partners, principals, employees, or agents shall be liable for any acts or omissions or for any loss suffered by the Fund or its stockholders or creditors. Each of the Investment Manager, and its respective directors, officers, partners, principals, employees and agents, shall be entitled to rely, and shall be protected from liability in reasonably relying, upon any information or instructions furnished to it (or any of them as individuals) by the Fund or its agents which is believed in good faith to be accurate and reliable. The Fund understands and acknowledges that the Investment Manager does not warrant any rate of return, market value or performance of any assets in the Fund. Notwithstanding the foregoing, the federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall constitute a waiver of any right which the Fund may have under such laws or regulations.

Part Two: COMPENSATION TO THE INVESTMENT MANAGER

(1)	The Fund agrees to pay to the Investment Manager, and the Investment Manager covenants and agrees to accept from the Fund in full payment for the services furnished, a fee as set forth in Schedule A.

(2)	The fee shall be paid on a monthly basis and, in the event of the termination of this Agreement, in whole or in part with respect to any Fund, the fee accrued shall be prorated on the basis of the number of days that this Agreement is in effect during the month with respect to which such payment is made.

(3)	The fee provided for hereunder shall be paid in cash by the Fund to the Investment Manager within five business days after the last day of each month.

Part Three: ALLOCATION OF EXPENSES

(1)	The Fund agrees to pay:

(a)	Fees payable to the Investment Manager for its services under the terms of this Agreement.

(b)	Taxes.

(c)	Brokerage commissions and charges in connection with the purchase and sale of assets.

(d)	Custodian fees and charges.

(e)	Premium on the bond required by Rule 17g-1 under the Investment Company Act of 1940.

(f)	Fees and expenses of attorneys (i) it employs in matters not involving the assertion of a claim by a third party against the Fund, its Board members and officers, (ii) it employs in conjunction with a claim asserted by the Board against the Investment Manager, except that the Investment Manager shall reimburse the Fund for such fees and expenses if it is ultimately determined by a court of competent jurisdiction, or the Investment Manager agrees, that it is liable in whole or in part to the Fund, (iii) it employs to assert a claim against a third party, and (iv) it or the Investment Manager employs, with the approval of the Board, to assist in the evaluation of certain investments or other matters related to the management of the Fund.

(g)	Fees paid for the qualification and registration for public sale of the securities of the Fund under the laws of the United States and of the several states in which such securities shall be offered for sale.

(h)	Fees of consultants employed by the Fund.

(i)	Board member, officer and employee expenses which shall include fees, salaries, memberships, dues, travel, seminars, pension, profit sharing, and all other benefits paid to or provided for Board members, officers and employees, directors and officers liability insurance, errors and omissions liability insurance, worker’s compensation insurance and other expenses applicable to the Board members, officers and employees, except the Fund will not pay any fees or expenses of any person who is an officer or employee of the Investment Manager or its affiliates.

(j)	Filing fees and charges incurred by the Fund in connection with filing any amendment to its organizational documents, or incurred in filing any other document with the state where the Fund is organized or its political subdivisions.

(k)	Organizational expenses of the Fund.

(l)	Expenses incurred in connection with lending portfolio securities of the Fund.

(m)	Expenses properly payable by the Fund, approved by the Board.

(n)	Other expenses payable by the Fund pursuant to separate agreement of the Fund and any of its service providers.

(2)	Unless the Fund is obligated to pay an expense pursuant to Part Three, Section I, above, the Investment Manager agrees to pay all expenses associated with the services it provides under the terms of this Agreement.

Part Four: MISCELLANEOUS

(1)	The Investment Manager shall be deemed to be an independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act for or represent the Fund.

(2)	A “full business day” shall be as defined in the By-laws of the Fund.

(3)	The Fund acknowledges that the Investment Manager and its affiliates may perform investment advisory services for other clients, so long as the Investment Manager’s services to the Fund under this Agreement are not impaired thereby. The Investment Manager and its affiliates may give advice or take action in the performance of duties to other clients that may differ from advice given, or the timing and nature of action taken, with respect to the Fund, and that the Investment Manager and its affiliates may trade and have positions in securities of issuers where the Fund may own equivalent or related securities, and where action may or may not be taken or recommended for the Fund. Nothing in this Agreement shall be deemed to impose upon the Investment Manager or any of its affiliates any obligation to purchase or sell, or recommend for purchase or sale for the Fund, any security or any other property that the Investment Manager or any of its affiliates may purchase, sell or hold for its own account or the account of any other client. Notwithstanding any of the foregoing, the Investment Manager shall allocate investment opportunities among its clients, including the Fund, in an equitable manner, consistent with its fiduciary obligations. By reason of their various activities, the Investment Manager and its affiliates may from time to time acquire information about various corporations and their securities. The Fund recognizes that the Investment Manager and its affiliates may not always be free to divulge such information, or to act upon it.

(4)	Neither this Agreement nor any transaction pursuant hereto shall be invalidated or in any way affected by the fact that Board members, officers, agents and/or stockholders of the Fund are or may be interested in the Investment Manager or any successor or assignee thereof, as directors, officers, stockholders or otherwise; that directors, officers, stockholders or agents of the Investment Manager are or may be interested in the Fund as Board members, officers, stockholders, or otherwise; or that the Investment Manager or any successor or assignee, is or may be interested in the Fund as stockholder or otherwise, provided, however, that neither the Investment Manager, nor any officer, Board member or employee thereof or of the Fund, shall sell to or buy from the Fund any property or security other than shares issued by the Fund, except in accordance with applicable regulations or orders of the SEC.

(5)	Any notice under this Agreement shall be given in writing, addressed, and delivered, or mailed postpaid, to the party to this Agreement entitled to receive such, at such party’s principal place of business in Minneapolis, Minnesota, or to such other address as either party may designate in writing mailed to the other.

(6)	The Investment Manager agrees that no officer, director or employee of the Investment Manager will deal for or on behalf of the Fund with himself as principal or agent, or with any corporation or partnership in which he may have a financial interest, except that this shall not prohibit:

(a)	Officers, directors or employees of the Investment Manager from having a financial interest in the Fund or in the Investment Manager.

(b)	The purchase of securities for the Fund, or the sale of securities owned by the Fund, through a security broker or dealer, one or more of whose partners, officers, directors or employees is an officer, director or employee of the Investment Manager, provided such transactions are handled in the capacity of broker only and provided commissions charged do not exceed customary brokerage charges for such services.

(c)	Transactions with the Fund by a broker-dealer affiliate of the Investment Manager as may be allowed by rule or order of the U.S. Securities and Exchange Commission and if made pursuant to procedures adopted by the Board.

(7)	The Investment Manager agrees that, except as herein otherwise expressly provided or as may be permitted consistent with the use of a broker-dealer affiliate of the Investment Manager under applicable provisions of the federal securities laws, neither it nor any of its officers, directors or employees shall at any time during the period of this Agreement, make, accept or receive, directly or indirectly, any fees, profits or emoluments of any character in connection with the purchase or sale of securities (except shares issued by the Fund) or other assets by or for the Fund.

(8)	All information and advice furnished by the Investment Manager to the Fund under this Agreement shall be confidential and shall not be disclosed to third parties, except as required by law, order, judgment, decree, or pursuant to any rule, regulation or request of or by any government, court, administrative or regulatory agency or commission, other governmental or regulatory authority or any self-regulatory organization. All information furnished by the Fund to the Investment Manager under this Agreement shall be confidential and shall not be disclosed to any unaffiliated third party, except as permitted or required by the foregoing, where it is necessary to effect transactions or provide other services to the Fund, or where the Fund requests or authorizes the Investment Manager to do so. The Investment Manager may share information with its affiliates in accordance with its privacy policies in effect from time to time.

(9)	This Agreement shall be governed by the laws of the State of Minnesota.

Part Five: RENEWAL AND TERMINATION

(1)	This Agreement shall continue in effect until [DATE – two years from date of agreement] or until a new agreement is approved by a vote of the majority of the outstanding shares of the Fund and by vote of the Board, including the vote required by (b) of this paragraph, and if no new agreement is so approved, this Agreement shall continue from year to year thereafter unless and until terminated by either party as hereinafter provided, except that such continuance shall be specifically approved at least annually (a) by the Board or by a vote of the majority of the outstanding shares of the Fund and (b) by the vote of a majority of the Board members who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. As used in this paragraph, the term “interested person” shall have the same meaning as set forth in the Investment Company Act of 1940, as amended, and the rules promulgated thereunder (the “1940 Act”). As used in this agreement, the term “majority of the outstanding shares of the Fund” shall have the same meaning as set forth in the 1940 Act.

(2)	This Agreement may be terminated, with respect to each underlying series of the Fund, by either the Fund or the Investment Manager at any time by giving the other party 60 days’ written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that termination may be effected either by the Board or by a vote of the majority of the outstanding voting shares of the Fund.

(3)	This Agreement shall terminate in the event of its assignment, the term “assignment” for this purpose having the same meaning as set forth in the 1940 Act.

(4)	Non-material amendments or modifications to this Agreement as may be permitted by the 1940 Act will only be made effective upon written agreement executed by the Investment Manager and the Board.

IN WITNESS THEREOF, the parties hereto have executed the foregoing Agreement as of the day and year first above written.

SELIGMAN SELECT MUNICIPAL FUND, INC.

By:

RIVERSOURCE INVESTMENTS, LLC

By:

Schedule A

The asset charge for each calendar day of each year shall be equal to the total of 1/365th (1/366th in each leap year) of the amount computed in accordance with the fee schedule in the table, below:

Annual rate at all asset levels
0.55%

The computation shall be made for each calendar day on the basis of net assets, including the liquidation preference of any issued and outstanding shares of preferred stock, as of the close of the preceding day. In the case of the suspension of the computation of net asset value, the fee for each calendar day during such suspension shall be computed as of the close of business on the last full day on which the net assets were computed. Net assets as of the close of a full day shall include all transactions in shares of the Fund recorded on the books of the Fund for that day.

Seligman Select Municipal Fund, Inc.
Managed by J. & W. SELIGMAN & CO. INCORPORATED INVESTMENT MANAGERS AND ADVISORS ESTABLISHED 1864 100 Park Avenue, New York, NY 10017

PART B

SELIGMAN MUNICIPAL FUND SERIES, INC.

Statement of Additional Information

October 28, 2008

This Statement of Additional Information is available to the stockholders of Seligman Select Municipal Fund, Inc. (the “Corporation”) in connection with a proposed transaction whereby all of its assets and liabilities will be acquired and assumed by the National Municipal Class (the “National Fund”), an open-end fund that is a series of Seligman Municipal Fund Series, Inc. (“Municipal Fund Series”) in exchange for Class A shares of National Fund (the “Acquisition”).

This Statement of Additional Information of National Fund consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.	The Statement of Additional Information for Municipal Fund Series dated February 1, 2008, and a supplement thereto dated May 15, 2008.

2.	The Annual Report of Municipal Fund Series for the fiscal year ended September 30, 2007.

3.	The Mid-Year Report of Municipal Fund Series for the six months ended March 31, 2008.

4.	The Annual Report of the Corporation for the fiscal year ended December 31, 2007.

5.	The Mid-Year Report of the Corporation for the six months ended June 30, 2008.

This Statement of Additional Information is not a Prospectus. A Proxy Statement/Prospectus dated October 28, 2008 relating to the Acquisition may be obtained, without charge, by writing to National Fund or the Corporation at 100 Park Avenue, New York, New York 10017 or calling (800) 221 2450. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

1

FINANCIAL STATEMENTS

The Annual Report of Municipal Fund Series, for the fiscal year ended September 30, 2007, and the Annual Report of the Corporation for the fiscal year ended December 31, 2007, including audited financial statements, notes to the financial statements and report of the independent auditors, are incorporated by reference herein. The Semi-Annual Report of Municipal Fund Series for the six months ended March 31, 2008 and the Semi-Annual Report of the Corporation for the six months ended June 30, 2008, including unaudited financial statements and notes to the financial statements are also incorporated by reference herein. To obtain a copy of the Annual Report or the Semi-Annual Report of Municipal Fund Series or the Corporation without charge, please call (800) 221 2450.

2

The following are pro forma financial statements of National Fund reflecting the effects of the proposed Acquisition:

Pro Forma Combined

Statement of Assets and Liabilities (unaudited)

March 31, 2008

	The Corporation	National Fund	Pro Forma Adjustments		Pro Forma National Combined Fund
ASSETS
Investments, at value:
Long-term holdings	$182,680,293	$52,759,449	$(51,181,149	)(a)	$184,258,593
Short-term holdings	35,005,960	8,960,000	(23,818,851	)(a)	20,147,109

Total investments*	217,686,253	61,719,449	(75,000,000)		204,405,702
Cash	757,413	199,230			956,643
Restricted cash	21,500	13,000			34,500
Interest receivable	2,866,709	645,777			3,512,486
Receivable for Capital Stock sold		52,540			52,540
Expenses prepaid to shareholder service agent	6,593	3,170			9,763
Other	48,598	4,481			53,079

Total Assets	221,387,066	62,637,647	(75,000,000)		209,024,713

LIABILITIES
Payable for securities purchased		2,035,000			2,035,000
Payable for Capital Stock repurchased		325,191			325,191
Dividends payable		79,754			79,754
Management fee payable	102,697	25,444			128,141
Distribution and service (12b-1) fees payable		6,696			6,696
Accrued expenses and other	87,613	28,833			116,446
Preferred shares subject to mandatory redemption	75,000,000		(75,000,000	)(a)	0

Total Liabilities	75,190,310	2,500,918	(75,000,000)		2,691,228

Net Assets	$146,196,756	$60,136,729	$0		$206,333,485

COMPOSITION OF NET ASSETS
Paid-in capital	$144,965,023	$60,290,258			$205,255,281
Undistributed net investment income	725,708	165,672			891,380
Accumulated net realized loss	(493,542)	(1,136,035)	$280,047	(a)	(1,349,530)
Net unrealized appreciation of investments	999,567	816,834	(280,047	)(a)	1,536,354

Net Assets	$146,196,756	$60,136,729	$0		$206,333,485

NET ASSETS BY CLASS	$146,196,756		$(146,196,756	)(b)	$0
Class A		$57,417,026	146,196,756	(b)	$203,613,782
Class C		1,621,489			1,621,489
Class D		1,098,214			1,098,214

Net Assets	$146,196,756	$60,136,729	$0		$206,333,485

SHARES OF CAPITAL STOCK OUTSTANDING	13,278,004		(13,278,004	)(b)	0
Class A		7,506,043	19,110,687	(b)	26,616,730
Class C		211,916			211,916
Class D		143,530			143,530

NET ASSET VALUE PER SHARE	$11.01
Class A		$7.65			$7.65
Class C		$7.65			$7.65
Class D		$7.65			$7.65
* Cost of total investments	$216,686,686	$60,902,615	$(74,719,953	)(a)	$202,869,348
(a)	Liquidation of portions of the Corporation’s investments for cash, with proceeds entirely used to fund the redemption of the Corporation’s outstanding preferred shares.
(b)	Shares of common stock of the Corporation are exchanged for the equivalent value of Class A shares of common stock of the National Fund.

See Notes to Pro Forma Combined Financial Statements.

3

Pro Forma Combined

Statement of Operations (unaudited)

For the Six Months Ended March 31, 2008

	The Corporation	National Fund	Pro Forma Adjustments		Pro Forma National Combined Fund
INVESTMENT INCOME
Interest	$5,165,338	$1,441,057	$(1,651,431	)(a)	$4,954,964

EXPENSES
Dividends on Preferred shares subject to mandatory redemption	1,613,628		(1,613,628	)(b)
Management fees	618,813	152,070	(243,756	)(c)	527,127
Preferred shares remarketing and rating agent fees	116,518		(116,518	)(b)
Shareholder account services	97,967	50,009			147,976
Distribution and service (12b-1) fees		42,857	75,011	(c)	117,868
Auditing and legal fees	38,797	19,343	(15,585	)(d)	42,555
Shareholder reports and communications	11,806	2,823	(8,418	)(d)	6,211
Directors’ fees and expenses	15,826	3,536	(11,583	)(d)	7,779
Stockholders’ meeting	12,068		(12,068	)(b)
Registration		22,431			22,431
Exchange listing fees	12,149		(12,149	)(b)
Custody and related services	4,639	2,016	(1,573	)(d)	5,082
Miscellaneous	19,312	3,819	(10,028	)(d)	13,103

Total Expenses	2,561,523	298,904	(1,970,295)		890,132

Net Investment Income	2,603,815	1,142,153	318,864		4,064,832

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(150,000)	9,567	1,190,406	(a)	1,049,973
Net change in unrealized appreciation of investments	(3,453,834)	(781,904)	(1,190,406	)(a)	(5,426,144)

Net Loss on Investments	(3,603,834)	(772,337)	0		(4,376,171)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	(1,000,019)	369,816	318,864		(311,339)

(a)	Reflects reduction in interest income and recognition of net realized gain, resulting from sale of portions of the Corporation’s investments.
(b)	Reflects the elimination of expenses related to the Corporation’s preferred shares and the listing of its common shares on a stock exchange.
(c)	Reflects expense adjustments to conform to the National Fund’s contracts with affiliated parties.
(d)	Reflects reduction in expenses primarily due to elimination of duplicate services.

See Notes to Pro Forma Combined Financial Statements.

4

Pro Forma Combined

Statement of Operations (unaudited)

For the Year Ended September 30, 2007

	The Corporation	National Fund	Pro Forma Adjustments		Pro Forma National Combined Fund
INVESTMENT INCOME
Interest	$10,829,026	$3,338,859	$(3,307,593	)(a)	$10,860,292

EXPENSES
Dividends on Preferred shares subject to mandatory redemption	2,855,974		(2,855,974	)(b)
Management fees	1,241,439	327,359	(487,858	)(c)	1,080,940
Preferred shares remarketing and rating agent fees	222,850		(222,850	)(b)
Shareholder account services	195,523	104,204			299,727
Distribution and service (12b-1) fees		94,802	150,716	(c)	245,518
Auditing and legal fees	100,604	32,835	(61,202	)(d)	72,237
Shareholder reports and communications	56,089	5,422	(49,583	)(d)	11,928
Directors’ fees and expenses	29,141	6,652	(21,159	)(d)	14,634
Stockholders’ meeting	10,690		(10,690	)(b)
Registration		38,852			38,852
Exchange listing fees	23,427		(23,427	)(b)
Custody and related services	19,910	4,509	(6,633	)(d)	17,786
Miscellaneous	36,973	7,394	(18,714	)(d)	25,653

Total Expenses	4,792,620	622,029	(3,607,373)		1,807,276

Net Investment Income	6,036,406	2,716,830	299,780		9,053,016

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	344,846	370,912	2,333,837	(a)	3,049,595
Net change in unrealized appreciation of investments	(3,189,136)	(978,034)	(2,333,837	)(a)	(6,501,007)

Net Loss on Investments	(2,844,290)	(607,122)	0		(3,451,412)

NET INCREASE IN NET ASSETS FROM OPERATIONS	3,192,116	2,109,708	299,780		5,601,604

(a)	Reflects reduction in interest income and recognition of net realized gain, resulting from sale of portions of the Corporation’s investments.
(b)	Reflects the elimination of expenses related to the Corporation’s preferred shares and the listing of its common shares on a stock exchange.
(c)	Reflects expense adjustments to conform to the National Fund’s contracts with affiliated parties.
(d)	Reflects reduction in expenses primarily due to elimination of duplicate services.

See Notes to Pro Forma Combined Financial Statements.

5

Pro Forma Combined

Schedule of Investments (unaudited)

March 31, 2008

	Face Amount				Value
State	The Corporation	National Fund	Pro Forma National Combined Fund	Description	The Corporation	National Fund	Pro Forma Adjustments (a)	Pro Forma National Combined Fund
				Municipal Bonds
Alaska	$4,145,000		$4,145,000	Alaska Energy Authority Power Rev. (Bradley Lake Hydroelectric Project), 6% due 7/1/2020	$4,778,190			$4,778,190
	2,395,000		2,395,000	Alaska Energy Authority Power Rev. (Bradley Lake Hydroelectric Project), 6% due 7/1/2021	2,743,975			2,743,975
		$320,000	320,000	Alaska Housing Finance Corporation Mortgage Rev., 5.75% due 6/1/2024*		$325,430		325,430
Arizona		1,500,000	1,500,000	Arizona Transportation Board Transportation Excise Tax Rev. (Maricopa County Regional Area Road Fund), 5% due 7/1/2025		1,532,205		1,532,205
California		1,000,000	1,000,000	California State GOs, 5.50% due 3/1/2027		1,037,880		1,037,880
	1,725,000		1,725,000	California State University Rev. Systemwide Rev. 5% due 11/1/2025	1,744,406			1,744,406
		2,585,000	2,585,000	East Bay Municipal Utility District, CA (Wastewater System Rev.), 5% due 6/1/2024		2,657,561		2,657,561
	4,100,000		4,100,000	Foothill/Eastern Transportation Corridor Agency, CA Toll Road Rev., 5.75% due 1/15/2040	3,971,219			3,971,219
	4,000,000		4,000,000	San Diego, CA Public Facilities Financing Authority Sewer Rev. Series 1999-A, 5% due 5/15/2029	3,928,120			3,928,120
	5,700,000		5,700,000	San Diego, CA Public Facilities Financing Authority Sewer Rev. Series 1999-B, 5% due 5/15/2029	5,707,809			5,707,809

6

	Face Amount				Value
State	The Corporation	National Fund	Pro Forma National Combined Fund	Description	The Corporation	National Fund	Pro Forma Adjustments (a)	Pro Forma National Combined Fund
				Municipal Bonds
Colorado	$5,590,000		$5,590,000	Colorado Regional Transportation District Sales Tax Rev., 5% due 11/1/2024Ø	$6,167,615			$6,167,615
Florida	2,000,000		2,000,000	Florida State Board of Education Lottery Rev., 5% due 7/1/2018	2,137,180			2,137,180
	1,985,000		1,985,000	Ocala, FL Utility Systems Rev., 5% due 10/1/2024	1,995,441			1,995,441
	2,440,000		2,440,000	Orange County, FL School Board (Certificates of Participation), 5% due 8/1/2025	2,456,202			2,456,202
	5,000,000		5,000,000	Reedy Creek, FL Improvement District GOs, 5% due 6/1/2025	5,044,600			5,044,600
		$1,400,000	1,400,000	South Florida Water Management District (Certificates of Participation), 5% due 10/1/2026		$1,409,632		1,409,632
Illinois	2,800,000		2,800,000	Chicago GOs, 5.50% due 1/1/2040	2,829,568			2,829,568
	4,700,000		4,700,000	Chicago GOs, 5.50% due 1/1/2040Ø	5,068,104			5,068,104
		1,000,000	1,000,000	Cook County, IL GOs, 5% due 11/15/2022		1,042,620		1,042,620
	2,000,000		2,000,000	Illinois Sales Tax Rev. (Build Illinois Bonds), 5% due 6/15/2028*	2,015,500			2,015,500
Indiana	1,850,000		1,850,000	Ball State University Board of Trustee, IN Student Fee Rev. Series N, 5% due 7/1/2023	1,910,421			1,910,421
Louisiana	4,470,000		4,470,000	Louisiana Public Facilities Authority Hospital Rev. (Southern Baptist Hospitals, Inc. Project), 8% due 5/15/2012†	4,928,041			4,928,041
	2,500,000		2,500,000	Shreveport, LA GOs, 5% due 5/1/2018	2,627,600			2,627,600
Maryland	3,000,000	2,500,000	5,500,000	Maryland State GOs (Capital Improvements), 5.25% due 3/1/2017	3,378,240	2,815,200		6,193,440

7

	Face Amount				Value
State	The Corporation	National Fund	Pro Forma National Combined Fund	Description	The Corporation	National Fund	Pro Forma Adjustments (a)	Pro Forma National Combined Fund
				Municipal Bonds
Massachusetts		$2,335,000	$2,335,000	Boston, MA GOs, 5% due 3/1/2022		$2,456,677		$2,456,677
	$2,500,000		2,500,000	Commonwealth of Massachusetts GOs, 5% due 3/1/2024Ø	$2,760,350			2,760,350
	4,000,000		4,000,000	Massachusetts Development Finance Agency Rev. (WGBH Educational Foundation), 5.75% due 1/1/2042	4,465,120			4,465,120
	860,000		860,000	Massachusetts Health & Educational Facilities Authority Rev. (Partners Health System), 5% due 7/1/2022	879,763			879,763
	1,750,000		1,750,000	Massachusetts State Port Authority Rev., 5% due 7/1/2025	1,768,952			1,768,952
	6,000,000	3,000,000	9,000,000	Massachusetts State School Building Authority Dedicated Sales Tax Rev., 5% due 8/15/2023	6,189,960	3,094,980		9,284,940
	3,000,000		3,000,000	Massachusetts State Water Resources Authority Rev., 5.25% due 8/1/2024	3,144,120			3,144,120
Michigan	2,705,000		2,705,000	Detroit, MI Sewage Disposal System Rev., 5% due 7/1/2030	2,693,991			2,693,991
	2,295,000		2,295,000	Detroit, MI Sewage Disposal System Rev., 5% due 7/1/2030Ø	2,541,506			2,541,506
Minnesota	1,170,000		1,170,000	Minnesota Agriculture & Economic Development Board Rev. (The Evangelical Lutheran Good Samaritan Society Project), 6.625% due 8/1/2025Ø	1,302,631			1,302,631
	1,330,000		1,330,000	Minnesota Agriculture & Economic Development Board Rev. (The Evangelical Lutheran Good Samaritan Society Project), 6.625% due 8/1/2025	1,398,828			1,398,828

8

	Face Amount				Value
State	The Corporation	National Fund	Pro Forma National Combined Fund	Description	The Corporation	National Fund	Pro Forma Adjustments (a)	Pro Forma National Combined Fund
				Municipal Bonds
Missouri	$1,550,000		$1,550,000	Metropolitan St. Louis, MO Sewer District Wastewater System Rev., 5% due 5/1/2024	$1,580,039			$1,580,039
	1,145,000		1,145,000	Missouri State Housing Development Commission Single Family Mortgage Rev. (Homeownership Loan Program), 5.5% due 3/1/2033*	1,156,668			1,156,668
New Jersey	8,000,000		8,000,000	New Jersey Economic Development Authority Water Facilities Rev. (New Jersey American Water Co., Inc.), 5.375% due 5/1/2032*	7,681,520			7,681,520
	2,385,000		2,385,000	New Jersey Health Care Facilities Financing Authority Rev. (Atlanticare Regional Medical Center), 5% due 7/01/2024	2,327,808			2,327,808
New York	5,000,000		5,000,000	Long Island, NY Power Authority Electric System General Revenue, 5.25% due 12/1/2020	5,233,750			5,233,750
	5,000,000		5,000,000	Metropolitan Transportation Authority (Transportation Rev.), 5% due 11/15/2027	5,037,550			5,037,550
	6,000,000		6,000,000	New York City, NY GOs, 5% due 8/1/2017	6,480,180			6,480,180
	8,000,000		8,000,000	New York City, NY Municipal Water Finance Authority, Water & Sewer System Rev., 5% due 6/15/2027	8,110,560			8,110,560
		$1,000,000	1,000,000	New York State Urban Development Corporation Rev. (Service Contract), 5% due 1/1/2018		$1,092,690		1,092,690

9

	Face Amount				Value
State	The Corporation	National Fund	Pro Forma National Combined Fund	Description	The Corporation	National Fund	Pro Forma Adjustments (a)	Pro Forma National Combined Fund
				Municipal Bonds
New York and New Jersey	$6,500,000		$6,500,000	Port Authority of New York and New Jersey Rev. (JFK International Air Terminal LLC Project), 5.75% due 12/1/2022*	$6,551,740			$6,551,740
North Carolina	4,000,000	$2,000,000	6,000,000	North Carolina Eastern Municipal Power Agency Power System Rev., 5.25% due 1/1/2020	4,178,200	$2,089,100		6,267,300
Ohio	105,000		105,000	Cleveland, OH Waterworks Improvement First Mortgage Rev., 5.75% due 1/1/2021	105,188			105,188
	3,890,000		3,890,000	Ohio Water Development Authority Rev. (Drinking Water Assistance Fund), 5.25% due 12/1/2021	4,298,839			4,298,839
Pennsylvania	3,000,000		3,000,000	Delaware County PA Industrial Development Authority Water Facilities Rev. (Philadelphia Suburban Water), 5.35% due 10/1/2031*	2,917,920			2,917,920
	3,435,000		3,435,000	Pennsylvania Higher Educational Facilities Authority Rev. (Thomas Jefferson University), 5.25% due 9/1/2019	3,787,877			3,787,877
	1,250,000		1,250,000	Pennsylvania State University Rev., 5% due 9/1/2024	1,277,912			1,277,912
South Carolina	2,500,000		2,500,000	Columbia, SC Waterworks and Sewer System Rev., 5% due 2/1/2026	2,543,250			2,543,250
	5,000,000		5,000,000	South Carolina State Ports Authority Rev., 5.30 % due 7/1/2026*	5,006,900			5,006,900
	1,000,000		1,000,000	South Carolina State Public Service Authority Rev., 5% due 1/1/2018	1,073,160			1,073,160
	5,000,000		5,000,000	South Carolina State Public Service Authority Rev., 5.25% due 1/1/2021	5,222,750			5,222,750

10

	Face Amount				Value
State	The Corporation	National Fund	Pro Forma National Combined Fund	Description	The Corporation	National Fund	Pro Forma Adjustments (a)	Pro Forma National Combined Fund
				Municipal Bonds
Tennessee		$5,000,000	$5,000,000	Shelby County, TN Health, Educational and Housing Facility Board Rev. (St. Jude Children’s Research Hospital), 5.375% due 7/l/2024Ø		$5,320,200		$5,320,200
		2,000,000	2,000,000	Shelby County, TN Health, Educational and Housing Facility Board Rev. (St. Jude Children’s Research Hospital), 5% due 7/1/2026		1,953,060		1,953,060
Texas	$2,940,000	2,500,000	5,440,000	Austin, TX Electric Utility Rev., 5% due 11/15/2020	$3,049,280	2,592,925		5,642,205
	5,000,000		5,000,000	Dallas–Fort Worth, TX International Airports Rev., 5.75% due 11/1/2030*	5,001,950			5,001,950
		3,700,000	3,700,000	Harris County, TX Health Facilities Development Corp. Hospital Rev. (St. Luke’s Episcopal Hospital Project), 6.75% due 2/15/2021†		4,104,262		4,104,262
	3,000,000		3,000,000	Houston, TX Airport System Rev., 5.625% due 7/1/2030*	3,010,680			3,010,680
	4,000,000		4,000,000	Houston, TX Higher Education Finance Corporation Rev. (Rice University Project), 5.375% due 11/15/2029Ø	4,249,160			4,249,160
		4,750,000	4,750,000	Potter County, TX Industrial Development Corp. Pollution Control Rev. (Southwestern Public Service Company Project), 5.75% due 9/1/2016		4,809,043		4,809,043
		1,055,000	1,055,000	San Antonio, TX Electric & Gas Rev., 5.50% due 2/1/2020†		1,184,944		1,184,944
Utah		2,000,000	2,000,000	Utah Transit Authority Sales Tax Rev., 5% due 6/15/2025		2,054,600		2,054,600

11

	Face Amount				Value
State	The Corporation	National Fund	Pro Forma National Combined Fund	Description	The Corporation	National Fund	Pro Forma Adjustments (a)	Pro Forma National Combined Fund
				Municipal Bonds
Washington		$2,500,000	$2,500,000	Chelan County, WA Public Utility District No. 1 (Chelan Hydro Consolidated System Rev.), 5.60% due 1/1/2036*		$2,461,700		$2,461,700
Wisconsin		6,000,000	6,000,000	La Crosse, WI Resource Recovery Rev. (Northern States Power Company Project), 6% due 11/1/2021*		5,944,740		5,944,740
		2,500,000	2,500,000	Wisconsin Health and Educational Facilities Authority Rev. (Wheaton Franciscan Services, Inc.), 5.75% due 8/15/2030Ø		2,780,000		2,780,000
Virginia	$2,000,000		2,000,000	Virginia GOs, 5% due 6/1/2016	$2,219,960			2,219,960

					182,680,293	52,759,449		235,439,742

				Sale of Municipal Bonds			(51,181,149)	(51,181,149)

Total Municipal Bonds – 89.3%								184,258,593

				Short-Term Holdings
Alabama	10,000,000		10,000,000	Jefferson County, AL Sewer Rev. (Capital Improvement Warrants), 5.125% due 2/1/2039Ø	10,371,800			10,371,800
California	2,400,000		2,400,000	California Infrastructure & Economic Development, Industrial Improvements Rev. (Rand Corporation), VRDN, due 4/1/2042	2,400,000			2,400,000
Connecticut	900,000	870,000	1,770,000	Connecticut State Health & Educational Facilities Authority Rev. Series V-1 (Yale University), VRDN, due 7/1/2036	900,000	870,000		1,770,000

12

	Face Amount				Value
State	The Corporation	National Fund	Pro Forma National Combined Fund	Description	The Corporation	National Fund	Pro Forma Adjustments (a)	Pro Forma National Combined Fund
				Short-Term Holdings
	$2,875,000	$600,000	$3,475,000	Connecticut State Health & Educational Facilities Authority Rev. Series V-2 (Yale University), VRDN, due 7/1/2036	$2,875,000	$600,000		$3,475,000
	950,000		950,000	Connecuticut State Health & Education Rev. Series Y-2 (Yale University), VRDN, due 7/1/2035	950,000			950,000
Illinois	2,050,000		2,050,000	Illinois Health Facilities Authority Rev. (University of Chicago Hospital), VRDN, due 8/15/2026	2,050,000			2,050,000
Kansas	800,000	800,000	1,600,000	Kansas State Development Finance Authority Rev. (Sisters of Charity), VRDN, due 12/1/2019	800,000	800,000		1,600,000
Massachusetts	3,200,000		3,200,000	Massachusettes Health & Educational Facilities Rev. (Harvard University), VRDN, due 11/1/2049	3,200,000			3,200,000
		600,000	600,000	Massachusetts State GOs Series A, VRDN, due 3/1/2026		600,000		600,000
	2,500,000	200,000	2,700,000	Massachusetts State GOs Series B, VRDN, due 3/1/2026	2,500,000	200,000		2,700,000
		400,000	400,000	Massachusetts State Health & Educational Facilities Authority Rev. (Wellesley College), VRDN, due 7/1/2039		400,000		400,000
Maryland	4,600,000	200,000	4,800,000	Montgomery County, MD GOs, VRDN, due 6/1/2026	4,600,000	200,000		4,800,000
Michigan	2,000,000		2,000,000	Kalamazoo, MI Hospital Finance Authority Rev. (Bronson Methodist Hospital), 5.50% due 5/15/2028Ø	2,029,160			2,029,160
Missouri	200,000		200,000	Missouri State Health & Educational Facilities Authority Rev. (Washington University), VRDN, due 2/15/2034	200,000			200,000
Montana		600,000	600,000	Montana Facilities Finance Authority Rev. (Sisters of Charity), VRDN, due 12/1/2025		600,000		600,000

13

	Face Amount				Value
State	The Corporation	National Fund	Pro Forma National Combined Fund	Description	The Corporation	National Fund	Pro Forma Adjustments (a)	Pro Forma National Combined Fund
				Short-Term Holdings
New York	$700,000		$700,000	New York City, NY GOs, VRDN, due 8/15/2011	$700,000			$700,000
		$300,000	300,000	New York City, NY GOs, VRDN, due 8/1/2015		$300,000		300,000
		800,000	800,000	New York City, NY GOs, VRDN, due 8/1/2017		800,000		800,000
	400,000		400,000	New York City, NY GOs, VRDN, due 8/15/2018	400,000			400,000
	600,000		600,000	New York City, NY GOs, VRDN, due 11/1/2024	600,000			600,000
	430,000	890,000	1,320,000	New York City, NY Transitional Finance Authority, VRDN, due 11/1/2022	430,000	890,000		1,320,000
		700,000	700,000	Port Authority of New York & New Jersey Special Obligation Rev., VRDN, due 5/1/2019		700,000		700,000
Wyoming		1,400,000	1,400,000	Lincoln County, WY Pollution Control Rev. Series A (Exxon Project), VRDN, due 11/1/2014		1,400,000		1,400,000
		600,000	600,000	Lincoln County, WY Pollution Control Rev. Series D (Exxon Project), VRDN, due 11/1/2014		600,000		600,000

					35,005,960	8,960,000		43.965,960

				Sale of Short-Term Holdings			(23,818,851)	(23,818,851)

Total Short-Term Holdings – 9.8%								20,147,109

14

	Value
	The Corporation	National Fund	Pro Forma Adjustments (a)	Pro Forma National Combined Fund

Total Investments – 99.1%	$217,686,253	$61,719,449	$(75,000,000)	$204,405,702
Other Assets Less Liabilities – 0.9%	3,510,503	(1,582,720)		1,927,783
Preferred Shares Subject to Mandatory Redemption – 0.0%	(75,000,000)		75,000,000	—

Net Assets – 100.0%	$146,196,756	$60,136,729	$0	$206,333,485

†	Escrowed-to-maturity security.

Ø	Pre-refunded security. Such securities that will be paid off within one year are classified as short-term holdings.

*	Interest income earned from this security is subject to the federal alternative minimum tax.

VRDN	— Variable Rate Demand Notes

(a)	Represents liquidation of portions of the Corporation’s investments for cash, with proceeds entirely used to fund the redemption of the Corporation’s outstanding preferred shares.

See Notes to Pro Forma Combined Financial Statements.

15

Notes to Pro Forma Combined Financial Statements (unaudited)

1. Basis of Combination

On September 3, 2008, the Board of Directors of Seligman Select Municipal Fund, Inc. (the “Corporation”) approved, and recommended that stockholders of the Corporation approve, a transaction (the “Acquisition”) which would result in the acquisition of the assets of the Corporation by National Municipal Class (the “National Fund”), an open-end fund that is a series of Seligman Municipal Fund Series, Inc. (the “Series”), pursuant to the Agreement and Plan of Merger and Liquidation (the “Plan”). Pursuant to the Plan and subject to stockholder approval, shares of common stock of the Corporation would be exchanged for the equivalent value of Class A shares of common stock of the National Fund.

The Acquisition will be treated as a tax-free business combination and, accordingly, will be accounted for by a method of accounting for tax-free mergers of investment companies. Following the Acquisition, the National Fund will be the accounting survivor. Prior to the Acquisition, the Corporation will liquidate portions of its investments in order to fund the redemption of the Corporation’s outstanding preferred shares.

The accompanying unaudited pro forma combined schedule of investments and statement of assets and liabilities reflect the financial position of the combined National Fund as of March 31, 2008 as if the Acquisition had occurred on March 31, 2008. The accompanying unaudited pro forma combined statements of operations reflect the results of operations of the combined National Fund for the six months ended March 31, 2008, and for the year ended September 30, 2007 as if the Acquisition had occurred at the beginning of the respective periods. These pro forma statements have been derived from the books and records of the Corporation and the National Fund utilized in calculating daily net asset value at the dates indicated above in conformity with accounting principles generally accepted in the United States of America.

These pro forma combined financial statements should be read in conjunction with the historical financial statements of the Corporation and the National Fund included in their respective annual reports for the years ended December 31, 2007 and September 30, 2007, respectively. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual financial results would have been for the periods shown.

The pro forma combined schedule of investments and statement of assets and liabilities reflect the liquidation of portions of the Corporation’s investments for cash, with proceeds entirely used to fund the redemption of its outstanding preferred shares with an aggregate value of $75,000,000. As of March 31, 2008, all the investments held by the Corporation comply with the compliance guidelines and/or investment restrictions of the National Fund. The historical cost of investments will be carried forward to the surviving entity.

The pro forma combined statements of operations reflect the estimated realized gain, and reduction in interest income, resulting from the sale of these investments, and other adjustments made to operating expenses to reflect the National Fund’s contractual rates, the redemption of the Corporation’s preferred shares and the elimination of duplicate services that would not have been incurred if the Acquisition had occurred at the beginning of the respective periods. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Acquisition, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

The Corporation and the National Fund will not bear any direct costs related to the proposed Acquisition.

2. Security Valuation

Valuation of securities held by the Corporation and the National Fund is as follows: Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last

16

sales price are valued by independent pricing services based on bid prices which consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or are valued by J. &W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors of the Corporation or the Series, as applicable. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value. Short-term holdings that mature in more than 60 days are valued at current market quotations until the 60th day prior to maturity and are then valued as described above for securities maturing in 60 days or less.

Variable rate demand notes (VRDN) purchased by the Corporation and the National Fund may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and, accordingly, are treated as short term holdings. These notes bear interest at a rate that resets daily or weekly.

3. Capital Shares

The pro forma net asset value per share assumes the issuance at March 31, 2008 of shares of the National Fund that would have been issued in connection with the proposed Acquisition. The number of shares assumed to be issued is equal to the net assets of the common stock of the Corporation, as of March 31, 2008, divided by the net asset value per share of the National Fund’s Class A shares as of March 31, 2008. The pro forma number of shares outstanding, by class, for the combined National Fund consists of the following at March 31, 2008:

	Shares of the National Fund Pre-Acquisition	Additional Shares Assumed Issued In Acquisition	Total Outstanding Shares Post-Acquisition
Class A	7,506,043	19,110,687	26,616,730
Class C	211,916	—	211,916
Class D	143,530	—	143,530

The Board of Directors of the Series approved the automatic conversion of all of the National Fund’s outstanding Class D shares to Class C shares at their relative net asset values. The conversion was implemented on May 16, 2008. Effective at the close of business on May 16, 2008, the National Fund no longer offers Class D shares. The conversion did not affect individual shareholder account values.

4. Management Fees

The Manager manages the affairs of the National Fund and provides the necessary personnel and facilities. Compensation of all Officers of the Series, all Directors of the Series who are employees of the Manager, and all personnel of the National Fund and the Manager is paid by the Manager. The Manager’s fee, calculated daily and payable monthly, is equal to 0.50% per annum of the National Fund’s average daily net assets.

5. Federal Income Taxes

Each of the Corporation and the National Fund have elected to be taxed as a regulated investment company. After the Acquisition, the National Fund will continue its policy to comply with the requirements of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

17

The Corporation and the National Fund have capital loss carryforwards as of December 31, 2007 and September 30, 2007, respectively, that are available to offset future net realized gains. It is anticipated that a substantial portion of the loss carryforward of the Corporation will be utilized to offset the capital gains realized on the sale of investments by the Corporation to redeem its outstanding preferred shares. The Corporation will make any required income or capital gain distributions prior to consummation of the Acquisition, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies. As of September 30, 2007, the National Fund has a capital loss carryforward of approximately $1.1 million.

At March 31, 2008, the pro forma combined National Fund’s cost of investments for federal income tax purposes is $201,507,179. The tax basis gross unrealized appreciation and depreciation of portfolio securities are $5,769,703 and $2,871,180, respectively. Net unrealized appreciation is $2,898,523.

18

PART C

OTHER INFORMATION

Item 15. INDEMNIFICATION

Reference is made to the provisions of Article Thirteenth of Registrant’s Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) to Registrant’s Post-Effective Amendment No. 30 to the Registration Statement on Form N1-A and Article X of Registrant’s Amended and Restated By Laws filed as Exhibit 23(b) to Registrant’s Post-Effective Amendment No. 43 to the Registration Statement on Form N1-A.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
(1)	(a) Articles Supplementary dated May 24, 1999. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 35 filed on May 28, 1999.)

(b) Amended and Restated Articles of Incorporation of Registrant. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 filed on January 29, 1997.)

(c) Articles Supplementary dated May 16, 2008 of Registrant (Incorporated by reference to Exhibit 1(c) of the preliminary Proxy Statement / Prospectus of the Registrant, filed on September 15, 2008).

(2)	Amended and Restated By-laws of the Registrant. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 43 filed on January 30, 2006.)

(3)	Not Applicable.

(4)	A copy of the Agreement and Plan of Merger and Liquidation is filed in Registrant’s Form N-14 as Appendix A of this Proxy Statement/Prospectus.

(5)	None.

(6)	(a) Management Agreement between the Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 filed on January 29, 1997.)

(b) A copy of the Form of Proposed Advisory Contract is filed in Registrant’s Form N-14 as Appendix D of this Proxy Statement/Prospectus.

(7)

(a)     Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

EXHIBIT NUMBER	DESCRIPTION
(b) Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 filed on January 29, 1997.)

(c) Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 filed on January 29, 1997.)

(d) Form of Amended Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 39 filed on January 28, 2003.)

(8)	(a) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 filed on January 29, 1997.)

(b)     Deferred Compensation Plan for Directors. (Incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 1 of the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(9)	(a) Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 filed on January 29, 1997.)

(10)	(a) Amended Administration, Shareholder Services and Distribution Plan of the Registrant. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 35 filed on May 28, 1999.)

(b)     Amended Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(c) Amended Administration, Shareholder Services and Distribution Plan of the Registrant. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 39 filed on January 28, 2003.)

(d)     Form of Services Agreement between Morgan Stanley Dean Witter, Inc. and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(e)     Form of Selected Dealer Agreement between Merrill Lynch Pierce, Fenner & Smith, Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(f)      Form of Supplemental Fund Services Agreement between Merrill Lynch Pierce, Fenner & Smith, Incorporated and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 7 filed on December 29, 2006.)

(g)     Form of Services Agreement between CIBC Oppenheimer & Co., Inc and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(5) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

EXHIBIT NUMBER	DESCRIPTION

(h)     Form of Services Agreement between Paine Webber Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(6) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(i)      Form of Services Agreement among Fidelity Brokerage Services, LLC, National Financial Services, LLC, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(7) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(j) Participation Agreement between Salomon Smith Barney Inc. and Seligman Advisors, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 42 filed on January 28, 2005.)

(k)     Form of Services Agreement between Charles Schwab & Co., Inc., the Registrant, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(9) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(l)      Form of Mutual Fund Dealer Agreement between Seligman Advisors, Inc. and Smith Barney Inc. (Incorporated by reference to Exhibit (m)(10) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)    Form of Supplemental Fund Services Agreement between The Princeton Retirement Group, Inc. and GPC Securities, Inc. and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 7 filed on December 29, 2006.)

(n)     Form of Mutual Fund Services Agreement between Prudential Investment Management Services LLC, Prudential Investments LLC, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(11) of Post-Effective Amendment No. 11 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2008.)

(o)     Form of Operating Agreement between Pershing LLC, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(12) of Post-Effective Amendment No. 11 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2008.)

(p)     Form of Load Fund Operating Agreement between Charles Schwab & Co., the Registrant, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(13) of Post-Effective Amendment No. 11 to the Registration Statement of Seligman Core Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2008.)

(q)     Plan of Multiple Classes of Shares (three Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. (Incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 29 to the Registration Statement of Seligman New Jersey Municipal Fund, Inc. filed on January 28, 2008.)

(11)

(a)     Opinion and Consent of Counsel to the Registrant as to the legality of the securities being registered (Incorporated by reference to Exhibit 11(a) of the preliminary Proxy Statement / Prospectus of the Registrant, filed September 15, 2008).

(b)     Opinion and Consent of Sullivan & Cromwell LLP regarding certain tax matters in connection with National Fund (Incorporated by reference to Exhibit 11(b) of the preliminary Proxy Statement / Prospectus of the Registrant, filed on September 15, 2008)

EXHIBIT NUMBER	DESCRIPTION

(14)	Consent of independent auditors.*

(15)	Not applicable.

(16)	Powers of Attorney (Incorporated by reference to Exhibit 16 of the preliminary Proxy Statement / Prospectus of the Registrant, filed on September 15, 2008).

(17)

(a)     Prospectus and Statement of Additional Information for Seligman Municipal Fund Series, Inc. (Incorporated by Reference to Post-Effective Amendment No. 45 to the Registration Statement of the Registrant (File Nos. 002-86008 and 811-03828) filed on December 19, 2007.

(b) Annual Report of the Registrant for the Fiscal Year Ended September 30, 2007 (Incorporated by Reference to the Annual Report on Form N-CSR filed on December 7, 2007).

(c) Semi-Annual Report of the Registrant for the Six Months Ended March 31, 2008 (Incorporated by Reference to the Semi-Annual Report on Form N-CSRS filed on June 2, 2008).

(d) Annual Report of Seligman Select Municipal Fund, Inc. for the fiscal year ended December 31, 2007 (Incorporated by Reference to the Annual Report on Form N-CSR filed on March 10, 2008).

(e) Semi-Annual Report of Seligman Select Municipal Fund, Inc. for the six months ended June 30, 2008 (Incorporated by Reference to the Semi-Annual Report on Form N-CSR filed on September 5, 2008).

(f) Form of Proxy for Seligman Select Municipal Fund, Inc. (Common Stock).*

(g) Form of Proxy for Seligman Select Municipal Fund, Inc. (Preferred Stock).*

*	Filed herewith

Item 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 28th day of October, 2008.

SELIGMAN MUNICIPAL FUND SERIES, INC.

By:	/s/ Brian T. Zino
Brian T. Zino
President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on October 28, 2008.

SIGNATURE		TITLE

/s/ Brian T. Zino Brian T. Zino		President, Director and Chief Executive Officer (Principal Executive Officer)

/s/ Lawrence P. Vogel Lawrence P. Vogel		Vice President and Treasurer (Principal Financial and Accounting Officer)

/s/ William C. Morris William C. Morris		Chairman of the Board and Director

Dr. Maureen Fonseca, Director	)
John R. Galvin, Director	)
John F. Maher, Director	)
Frank A. McPherson, Director	)	/s/ Brian T. Zino
Betsy S. Michel, Director	)
Leroy C. Richie, Director	)	Brian T. Zino, Attorney-in-Fact
Robert L. Shafer, Director	)
James N. Whitson, Director	)

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
(14)	Consent of independent auditors.

17(f)	Form of Proxy for Seligman Select Municipal Fund, Inc. (Common Stock).

17(g)	Form of Proxy for Seligman Select Municipal Fund, Inc. (Preferred Stock).